Exhibit 10.22

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ДОГОВІР ПОСТАВКИ (ГРАФІК ПОСТАВКИ)

Київ, Україна “15” 06 2026р.

“USA DENIMEX Inc.”, США, далі – Постачальник, в особі Президента Деніса Гурвіча, що діє на підставі Статуту, з однієї сторони, та

Акціонерне товариство «Укргазвидобування», далі – Покупець, в особі Директора із закупівель Романа Власенко, що діє на підставі довіреності №2-454д від 26.11.2025 р та рішення загальних зборів № 1094 від 28.05.2026, з іншої сторони, разом іменовані надалі - Сторони, уклали даний договір поставки, далі – Договір, про наступне:

SUPPLY CONTRACT (DELIVERY SCHEDULE)

Kyiv, Ukraine “15” 06_______2026.

“USA DENIMEX Inc.”, USA hereinafter referred to as the “Supplier”, represented by President Denis Gurvitch acting under the Charter, on one side, and

Joint Stock Company “Ukrgasvydobuvannya”, hereinafter referred to as the “Buyer”, represented by Chief procurement Officer Roman Vlasenko, acting under power of attorney № 2-454д date 26.11.2025 р, and the general meeting resolution No.1094 of 28.05.2026, on the other side, together referred to hereinafter - the “Parties”, have concluded this Supply Contract, hereinafter – Contract, as follows:

I. Предмет Договору

1.1. Постачальник зобов’язується поставити Покупцеві Геологорозвідувальна апаратура (Комплекс приладів для відкритого стовбуру) (далі – Товар), зазначений в специфікації/-ях, що додається/ються до Договору і є його невід’ємною/-ими частиною/-ами, а Покупець - прийняти і оплатити такий Товар. Під поставкою Сторони розуміють передачу Товару Постачальником для прийняття Покупцем.

1.2. Найменування/асортимент Товару, одиниця виміру, кількість, ціна за одиницю Товару та загальна вартість Товару вказується у специфікації/-ях (далі – Специфікація/-ії), яка/і є Додатком/ми №1 до Договору та є його невід’ємною частиною/ами. Строк поставки Товару визначається Графіком/ми поставки Товару, який/і є Додатком/ми №3 до Договору та є його невід’ємною частиною/ами.

1.3. Постачальник запевняє, що Товар, який є предметом Договору належить йому на праві власності або іншому речовому праві, що надає йому право розпоряджатися Товаром, є новим і не був у використанні, не перебуває під забороною відчуження, арештом, не є предметом застави та іншим засобом забезпечення виконання зобов’язань перед будь-якими фізичними або юридичними особами, державними органами і державою, а також не є предметом будь-якого іншого обтяження чи обмеження, передбаченого чинним законодавством України.

I. Subject of the Contract

1.1. The Supplier undertakes to deliver to the Open Hole Logging Tools ((hereinafter referred to as the Goods) under the specification/-s to the Contract, constituting its integral part/-s, and the Buyer undertakes to accept and pay for such Goods. By supply, the Parties understand the transfer of Goods by the Supplier for acceptance by the Buyer.

1.2. The name/assortment of the Goods, unit of measurement, quantity, unit price and total cost are indicated in the Specification/-s (hereinafter referred to as the Specification/-s), which represent the Annex 1 to the Contract and are the integral part of it. The Goods delivery term is determined by the Goods delivery schedule/-s, given in Appendix No. 3 to the Contract, being the integral part hereof.

1.3. The Supplier warrants that the Goods that being the subject of the Contract belongs to him by right of ownership or other real rights that grant him the right to dispose of the Goods, that the Goods is new and has not been used, is not under the prohibition of alienation, arrest, is not the subject of pledge and other means of ensuring the performance of obligations to any individuals or legal entities, state bodies and the state, and is not the subject of any other encumbrance or restriction defined by the currently valid laws of Ukraine.

1.4. Постачальник запевняє, що укладання та виконання ним цього Договору не суперечить нормам чинного законодавства України та відповідає його вимогам (зокрема, щодо отримання всіх необхідних дозволів та погоджень), а також запевняє про те, що укладання та виконання ним цього Договору не суперечить цілям діяльності Постачальника, положенням його установчих документів чи інших локальних актів Постачальника.

II. Якість Товару

2.1. Постачальник повинен поставити Покупцю Товар, передбачений цим Договором, (невідповідність Товару умовам Договору для цілей застосування розділу VII Відповідальність Сторін прирівнюється до неналежної якості Товару), якість якого відповідає сертифікатам якості/відповідності та/або паспорту/-ам виробника, державним/національним стандартам (при необхідності), технічним або іншим вимогам/умовам, які пред’являються до Товару даного виду та підтверджується відповідними документами.

2.2. Постачальник гарантує якість і надійність Товару, що постачається, протягом гарантійного строку. Гарантійний строк Товару не може бути меншим від гарантійного строку заводу-виробника. Гарантійний строк на Товар встановлюється в Специфікації/-ях до цього Договору.

2.3. За вимогою Покупця, Постачальник зобов’язаний забезпечити вільний доступ уповноваженим представникам Покупця до виробничих потужностей, на яких відбувається процес виготовлення Товару, що є предметом данного Договору, для інспекції якості та/або відповідності технічним характеристикам Товару, що виробляється на всіх етапах його виробництва.

1.4. The Supplier warrants that the conclusion and execution of this Contract does not contradict the norms of the currently valid legislation of Ukraine and meets its requirements (in particular, regarding obtaining all necessary permits and approvals), and also warrants that the conclusion and execution of this Contract does not contradict the goals of the Supplier’s activities, the provisions of its constituent documents or other local acts of the Supplier.

II. Goods Quality

2.1. The Supplier must deliver to the Buyer the Goods indicated in this Contract, (for the purposes of applying Section VII Liability of the Parties, non-compliance of the Goods with the terms of the Contract is equal to improper quality Goods), the quality of which meets the quality/ conformance certificates and/or the manufacturer`s passport/-s , state/national standards (if necessary) technical or other requirements/conditions that are imposed on the Goods of this type and are confirmed by the relevant documents.

2.2. The Supplier guarantees the quality and reliability of the delivered Goods during the warranty period. The warranty period of Goods may not be less than the manufacturer’s warranty period. The warranty period for the Goods shall be set out in the Specification/-s to this Contract.

2.3. At Buyer`s request, the Supplier shall provide free access to the authorized representatives of the Buyer to the production facilities where the Goods being the subject of this Contract are manufactured, to inspect the quality and/or ensure the technical specification of the Goods is being met at all stages of the manufacturing.

Уповноважені представники Покупця мають право використовувати власні вимірювальні інструменти та спеціальне обладнання для дослідження технічних та якісних характеристик Товару, що виробляється.

Персональний склад уповноважених представників Покупця направляється Постачальнику офіційним листом на електронну / -і адресу / -си вказані у розділі XIV цього Договору.

У разі виникнення сумніву щодо якості Товару та/або технічних недоліків чи невідповідності нормативним документам України, Постачальник зобов’язаний усунути такі недоліки в строк, визначений Покупцем або, в разі неможливості: повернути кошти отримані від Покупця за цим Договором.

2.4. Покупець має право відправити своїх уповноважених представників на виробничі потужності, на яких відбувається процес виготовлення та/або випробувань та/або інспекції Товару, для присутності при проведенні випробувань Товару та /або інспекції готовності Товару до відвантаження у відповідності до пакувального листа / відвантажувального листа.

Постачальник повинен за 15 календарних днів, направити попереднє повідомлення Покупцю з вказанням точної дати та часу проведення випробувань та/або інспекції Товару.

По завершенню таких випробувань та/або інспекції Сторони (в разі, якщо Покупець скористався своїм правом передбаченим пунктом 2.4. Договору та відправив своїх уповноважених представників на виробничі потужності на яких відбувається процес виготовлення та/або випробувань та/або інспекції Товару) підписують Акт заводської прийомки про проведення випробувань та /або інспекції готовності Товару до відвантаження (форма Акту наведена у Додатку № 8 до Договору), протягом 3 (трьох) календарних днів з моменту завeршення таких випробувань та/або інспекції. У випадку, якщо вищевказаний Акт заводської прийомки про проведення випробувань та /або інспекції готовності Товару до відвантаження буде підписано представником Покупця із зауваженнями – Постачальник зобов’язаний усунути виявлені недоліки в строк, визначений Покупцем або, в разі неможливості: повернути кошти отримані від Покупця за цим Договором.

Buyer`s Authorized representatives are entitled to use their own measuring tools and special equipment to study the technical and quality parameters of the manufactured Goods.

The Buyer must send to the Supplier the list of personnel being the Buyer`s authorized representatives, by an official letter to the email address/-es, specified in Section XIV hereof.

In case of doubt about the quality of the Goods or design deficiencies or non-compliance with regulatory documents of Ukraine, the Supplier shall eliminate such deficiencies within the term determined by the Buyer or, if it is impossible, to return the funds received from the Buyer hereunder.

2.4. The Buyer is entitled to send its authorized representatives to the production facilities where the process of Goods manufacturing and/or testing and/or inspection takes place, to be present during the Goods testing and/or inspection of Goods readiness for shipment in accordance with the packing list/shipment list.

The Supplier shall send a preliminary notification to the Buyer 15 calendar days in advance indicating the exact date and time of testing and/or inspection of the Goods.

Upon completion of such testing and/or inspection the Parties (if the Buyer has exercised its right defined in cl. 2.4. hereof and sent its authorized representatives to the production facilities where the Goods manufacturing and/or testing and/or inspection takes place) shall sign the Factory Acceptance Certificate on Goods testing and/or inspection readiness for shipment (the template of the Certificate is given in Appendix No. 8 hereto), within 3 (three) calendar days from the completion of such tests and/or inspections. If the Buyer’s representative signed the above-mentioned Act on factory acceptance testing/Inspection of the Goods’ readiness for shipment with some comments, the Supplier shall eliminate the identified deficiencies within the term determined by the Buyer or, if it is impossible, to return the funds received from the Buyer hereunder.

III. Ціна Договору

3.1. Ціна Товару вказується в Специфікації/-ях в гривнях з урахуванням ПДВ (ПДВ вказується якщо Постачальник є резидентом України, платником ПДВ) або в іноземній валюті без урахування ПДВ (застосовується, якщо Постачальник є нерезидентом в Україні).

3.2. Загальна ціна Договору визначається загальною вартістю Товару, вказаного в Специфікації/-ях до цього Договору та становить до 12 248 862,94 Доларів США (дванадцять мільйонів двісті сорок вісім тисяч вісімсот шістдесят два Долара США 94 цента) (включно) без ПДВ.

У вартість Товару включаються:

- митні витрати, понесені Постачальником при митному оформленні Товару у пункті відправки (застосовується, якщо Постачальник є нерезидентом в Україні);

- витрати на пакування та навантаження;

- транспортні витрати відповідно до умов поставки, що зазначені у Специфікації / -ях до даного Договору;

- витрати на отримання дозвільної документації (у випадку, якщо така вимагається);

- витрати пов’язані з отриманням сертифікату походження Товару (застосовується, якщо Постачальник є нерезидентом в Україні).

3.3. Загальна кінцева ціна Договору та загальна кінцева вартість Товару складається з суми усіх вартостей фактично прийнятого Покупцем Товару та не може перевищувати загальну ціну Договору вказану в п.3.2. даного Договору, крім випадків, передбачених чинним законодавством України, та за умови укладання відповідної додаткової угоди.

3.4. Сторони також мають право погодити зміну ціни в Договорі в бік зменшення (без зміни кількості (обсягу) та якості Товарів), у тому числі у разі коливання ціни Товару на ринку, шляхом укладання додаткової угоди до Договору.

III. Contract Price

3.1. The price of the Goods is stated in the Specification/-s in UAH with VAT (VAT shall be indicated if the Supplier is a resident of Ukraine, VAT payer) or in a foreign currency without VAT (applicable if the Supplier is not a resident of Ukraine)

3.2. The total price of the Contract shall be determined by the total cost of the Goods specified in the Specification/-s hereto and amounts up to 12 248 862,94 USD (twelve million two hundred forty eight thousand eight hundred sixty two USD 94 cents) (inclusive) without VAT.

The Goods price includes:

- customs expenses incurred by the Supplier during customs clearance of the Goods at the shipment point (applicable if the Supplier is a non-resident of Ukraine).

- packaging and loading costs;

- transportation costs under the delivery terms as appear in the Specification/-s hereto;

- costs for obtaining the permits (if required);

- costs related to obtaining a certificate of Goods origin (applicable if the Supplier is a non-resident of Ukraine).

3.3. The total final Contract price and the total final Goods value consists of the sum of all the values of the Goods actually accepted by the Buyer and may not exceed the total Contract price specified in clause 3.2. hereof, except in cases stipulated by the currently valid legislation of Ukraine, and subject to conclusion of respective Supplement agreement.

3.4. The Parties are also entitled to coordinate the Contract price change towards reduction (without changing the quantity (scope) and the quality of the Goods), including in case of market price fluctuations for the Goods, by entering into a Supplement Agreement to the Contract.

IV. Порядок здійснення оплати

4.1. Розрахунки проводяться шляхом:

- оплати Покупцем вартості прийнятого Товару з дати підписання Сторонами акту приймання-передачі Товару або видаткової накладної (оплата по факту прийняття Товару), шляхом перерахування грошових коштів на банківський рахунок Постачальника, на умовах зазначених у Специфікації/-ях.

Для здійснення оплати Постачальник зобо’вязаний надати Покупцю наступні документи:

1. Рахунок (інвойс) на суму прийнятого Товару;

2. Акт приймання-передачі Товару або видаткову накладну, підписані Сторонами на прийнятий Товар;

3. Квитанція про реєстрацію податкової накладної/ розрахунку коригування до податкової накладної з Єдиного реєстру податкових накладних (далі – ЄРПН), що підтверджує реєстрацію такої податкової накладної / розрахунку коригування до податкової накладної в Єдиному реєстрі податкових накладних на суму податку відповідно до чинного законодавства України.**

**(застосовується, якщо Постачальник є платником ПДВ в Україні )

4.2. Для здійснення оплати Постачальник зобов’язаний надати документи, вказані в п.4.1. цього Договору. При цьому Сторони домовились, що оплата за прийнятий Товар здійснюється Покупцем за умови наявності зареєстрованої Постачальником за 10 календарних днів до кінцевого строку (терміну) оплати правильно оформленої податкової накладної/розрахунку коригування до податкової накладної в ЄРПН згідно з вимогами чинного законодавства України. Підтвердженням такої реєстрації з ЄРПН є квитанція про реєстрацію податкової накладної/розрахунку коригування, надана Постачальником.

Покупець має право здійснити оплату за прийнятий Товар за наявності витягу з ЄРПН про реєстрацію податкової накладної/розрахунку коригування до податкової накладної в ЄРПН за 10 календарних днів до кінцевого строку (терміну) оплати правильно оформленої податкової накладної/розрахунку коригування до податкової накладної в ЄРПН згідно з вимогами чинного законодавства України.

У разі відсутності реєстрації податкової накладної/розрахунку коригування до податкової накладної в ЄРПН за 10 календарних днів до кінцевого строку (терміну) оплати, оплата здійснюється Покупцем протягом 15 календарних днів з дня реєстрації відповідної податкової накладної/розрахунку коригування до податкової накладної в ЄРПН.

Таке продовження строку оплати не є порушенням строку оплати зі сторони Покупця*

* даний пункт застосовується, якщо умовами оплати по Договору є оплата по факту прийняття Товару/ поетапна/ часткова оплата по факту прийняття частини Товару та Постачальник є платником ПДВ в Україні.

4.3. Покупець не здійснює оплату за Товар, та така несплата не є порушенням строку оплати зі сторони Покупця у випадку ненадання Постачальником документів, передбачених даним Договором.

IV. Payment Procedure

4.1. Settlements are made as follows:

- the Buyer pays the cost of the accepted Goods, starting from the date of the Certificate of goods acceptance by the Parties or the delivery note (payment upon acceptance), by transferring funds to the Supplier’s bank account, on the terms specified in the Specification/-s.

In order to make the payment, the Supplier must submit the following documents to the Buyer:

1. Invoice for the amount of accepted Goods;

2. Certificate of Goods acceptance or a delivery note for the accepted Goods, signed by the Parties;

3. Tax invoice/tax invoice adjustment registration receipt, confirming that the tax invoice/tax invoice adjustment has been registered in the Unified Register of Tax Invoices (hereinafter – URTI) for the amount of tax in accordance with the currently valid legislation of Ukraine.**

** (applicable if the supplier is a VAT payer in Ukraine).

4.2. In order to make a payment, the Supplier must submit the documents specified in clause 4.1. hereof. At the same time, the Parties agreed that the Buyer shall pay for the accepted Goods, provided that the Supplier registered a correctly executed tax invoice/tax invoice adjustment in the Unified Register of Tax Invoices (URTI) 10 calendar days before the payment term (deadline), in accordance with the requirements of the currently valid legislation of Ukraine. The slip about registration of the tax invoice/tax invoice adjustment, submitted by the Supplier, serves as confirmation of such registration in the URTI.

The Buyer is entitled to make payment for the accepted Goods subject to availability of the extract from URTI, stating that the correctly executed tax invoice/tax invoice adjustment was registered in URTI 10 calendar days before the payment term (deadline) in accordance with the requirements of the currently valid legislation of Ukraine.

If the tax invoice/tax invoice adjustment was not registered in the URTI 10 calendar days before the payment term (deadline), then the Buyer shall pay within 15 calendar days from the date of registering the corresponding tax invoice/tax invoice adjustment registered in the URTI.

Such extension of the payment term is not a violation of the payment term on the part of the Buyer.*

* this clause applies if the payment terms under the Contract are payment upon Goods acceptance/staged/partial payment upon acceptance of Goods portion, and if the Supplier is a VAT payer in Ukraine.

4.3. The Buyer does not pay for the Goods, and such non-payment is not a violation of the payment term on the Buyer`s part If the Supplier fails to provide the documents defined herein.

V. Поставка Товару

5.1. Строк поставки, умови та місце поставки Товару, інформація про вантажовідправників і вантажоотримувачів вказується в Специфікації/-ях та Графіку поставки до цього Договору.

5.2. Здійснення поставки Товару не потребує будь-яких додаткових погоджень, крім тих, що передбачені Договором.

5.3. Датою прийняття Товару є дата підписання уповноваженими представниками Сторін акту приймання–передачі Товару, форма якого наведена в Додатку №4 до цього Договору, який є його невід’ємною частиною, або видаткової накладної. Датою передачі Постачальником Товару для прийняття Покупцем є дата прибуття Товару до місця поставки зазначена у відповідному товаро-транспортному документі або дата підписання Сторонами акту приймання-передачі Товару/видаткової накладної, якщо Покупець за допомогою товаротранспортних документів не може визначити дату їх передачі для прийняття. На умовах поставки груп «D» та «С» ІНКОТЕРМС 2010, або на умовах поставки груп «D» та «С» ІНКОТЕРМС 2020, право власності на Товар ризик випадкового знищення/пошкодження переходить від Постачальника до Покупця з дати підписання Сторонами акту приймання–передачі Товару або видаткової накладної (при наявності двух дат, датою підписання акту приймання–передачі Товару або видаткової накладної вважається дата підписання Покупцем). Ризик випадкового знищення/пошкодження Товару на інших умовах поставки ІНКОТЕРМС 2010 або ІНКОТЕРМС 2020 переходить від Постачальника до Покупця відповідно до застосовуваних правил ІНКОТЕРМС, якщо інше не передбачено Договором та/або Специфікацією до Договору .

У випадку, якщо Покупець виявить помилки в документах, що передбачені п. 5.5., 5.6.1.-5.6.4. та/або відсутність одного з документів, передбачених п. 5.5., 5.6.1.-5.6.4., Постачальник зобов’язаний виправити такі помилки та/або надати відстуній документ/-ти. Строк поставки не продовжується на час виправлення помилок та/або надання відсутніх документів.

5.3.1. За вимогою Покупця або вантажоотримувача Постачальник зобов’язаний відвантажувати Товар в присутності уповноважених представників Покупця.

V. Goods Delivery

5.1. The term of delivery, terms and place of delivery of Goods, information about shippers and consignees is provided for in the Specification (-s) and Delivery Schedule (-s) to this Contract.

5.2. Delivery of Goods does not require any additional approvals, except for those stipulated in the Contract.

5.3. The date of the Goods acceptance is the date of signing either the Certificate of Goods acceptance of the by authorized representatives of the Parties, the template of which given in the Appendix No. 4 of the Contract, being an integral part thereof, or upon signing the Goods delivery note. If the Buyer cannot determine the date of Goods transfer for acceptance from the shipment documents, then the date of Goods transfer by the Supplier for Buyer`s acceptance is the date of the Goods arrival at the delivery location specified in the relevant shipment document, or the date of signing of the Certificate of Goods acceptance/delivery note by the Parties. If the delivery terms are Groups “D” and “C” Incoterms 2010, or Groups “D” and “C” Incoterms 2020, then the title and the risk of accidental destruction/damage for the Goods passes from the Supplier to the Buyer from the date when the Parties signed the Certificate of Goods acceptance or the delivery note (if there are two different dates, then the signing date of the Certificate of Goods acceptance or the delivery note is considered to be the date of its signing by the Buyer). Under other delivery terms of Incoterms 2010 or Incoterms 2020, the risk of Goods accidental destruction/damage passes from the Supplier to the Buyer in accordance with the applicable Incoterms rules, unless otherwise provided in the Contract and/or Specification hereto.

If the Buyer finds errors in the documents defined in cl. 5.5., 5.6.1.-5.6.4. and/or if one of the documents defined in cl. 5.5., 5.6.1.-5.6.4. is missing, the Supplier shall correct such errors and/or submit the missing document/-s. The delivery term shall not be extended for the duration of error correction and/or submission of missing documents.

5.3.1. Upon request of the Buyer or consignee, the Supplier is obliged to ship the Goods in the presence of the authorized persons of the Buyer.

5.3.2. У випадку якщо умови поставки належать до ІНКОТЕРМС 2010 або 2020 груп «D» та «С», про що зазначається у Специфікації, не пізніше ніж за 2 робочі дні до відвантаження Товару Постачальник надає інформацію Покупцю про пункт прикордонного переходу з Україною транспортними засобами з відвантаженим Товаром (застосовується, якщо Постачальник є нерезидентом в Україні).

5.3.3. Адреса місця митного оформлення Товару в Україні буде повідомлена Покупцем Постачальнику додатково, шляхом надсилання повідомлення на електронну адресу/-си, вказані у розділі XIV цього Договору. Постачальник, зобов’язується доставити Товар у місце митного оформлення Товару, вказане Покупцем. Після закінчення митного оформлення Товару Постачальник має поставити оформлений Товар на адресу (місце поставки), зазначену у Специфікації/-ях даного Договору.

5.3.4. У випадку поставки Товару в пакувальному матеріалі з деревини, таке пакування підлягає карантинному контролю, як супровідний матеріал із деревини для Товару, повинен бути очищений від кори, термічно оброблений та обеззаражений, а також промаркований з двох протилежних сторін відповідно до Фітосанітарного стандарту ISPM 15 (відмічений знаком IPPC) (застосовується, якщо Постачальник є нерезидентом в Україні).

5.3.5. Супровідні документи, що стосуються цього Договору: інвойси, пакувальні листи, відвантажувальні документи, технічна документація повинні бути надані Постачальником українською або англійською та українською мовами – (застосовується, якщо Постачальник є нерезидентом в Україні), українською - (застосовується якщо Постачальник є резидентом України).

5.4. Протягом 24 годин після закінчення відвантаження Постачальник повідомляє про відвантаження Покупця шляхом направлення копій документів, зазначених у пунктах 5.5., 5.6. цього Договору на електронну адресу andrii.klimchuk@ugv.com.ua dmytro.gehelskyi@ugv.com.ua (застосовується, якщо Постачальник є нерезидентом в Україні).

5.3.2. If the delivery terms are INCOTERMS 2010 or 2020, Groups C and D, which will be defined in the Specification, then no later than 2 business days before the Goods shipment the Supplier shall inform the Buyer about the Ukrainian border crossing point for vehicles with the shipped Goods (applicable if the Supplier is a non-resident of Ukraine).

5.3.3. The Buyer shall notify the address of the Goods’ customs clearance point in Ukraine to the Supplier additionally, by emailing to the address/-es specified in Section XIV of the Contract. The Supplier shall deliver the Goods to the customs clearance point specified by the Buyer. Upon completion of the Goods’ customs clearance, the Supplier shall deliver the cleared Goods to the address (delivery location) indicated in the Specification/-s to the Contract.

5.3.4. In case the Goods is delivered in wood packaging, such packaging is subject to quarantine control, as an accompanying wood material for the Goods, must be cleaned of bark, heat-treated, decontaminated, and marked on two opposite sides under the phytosanitary standard ISPM 15 (marked with IPPC sign) (applicable if the Supplier is a non-resident of Ukraine).

5.3.5. Supporting documents under this Contract include invoices, packing lists, shipping documents, and technical documents and shall be provided by the Supplier in English and Ukrainian languages (applicable if the Supplier is a non-resident of Ukraine), or in Ukrainian (applicable if the Supplier is a resident of Ukraine).

5.4. Within 24 hours after the end of shipment, the Supplier shall notify the Buyer of the shipment by sending copies of the documents specified in clauses 5.5., 5.6. hereof to the email address andrii.klimchuk@ugv.com.ua dmytro.gehelskyi@ugv.com.ua (applicable if the Supplier is a non-resident in Ukraine).

5.4.1. За 15 календарних днів до планової дати здійснення поставки Постачальник надсилає на e-mail Покупця лист з інформацією щодо планової/-х дати/-т, поставки Товару за Договором (із зазначенням кількості Товару, планових дат поставки, вантажоотримувача). У разі постачання Товару партіями, зазначений інформаційний лист повинен містити вищезазначену інформацію щодо кожної партії і надсилається Постачальником на кожну партію Товару.

5.5. Постачальник зобов’язаний забезпечити Товар наступними документами (в рамках кожної поставки. Такі документи повинні бути надані Постачальником Покупцю одночасно із здійсненням поставки Товару):

●   інструкцію та/або керівництво з експлуатації від виробника. Дані документи повинні бути офіційно перекладені на українську мову а тексти повинні бути автентичними, визначальним є текст викладений українською мовою (такий переклад завірений підписом та печаткою (у разі наявності печатки) в бюро перекладів.

●    Скан-копія технічного паспорта та/або технічна специфікація, (або інший документ) від фактичного Виробника на  товар з листами-роз’ясненнями щодо незастосовності калібрувального пристрою до обладнання яке не потребує калібрування.

●  відвантажувальна специфікація (акт завантаження) або пакувальний лист на кожну транспорну одиницю з обов’язковим зазначенням ваги нетто-брутто, по кожній товарній позиції у відповідності до Специфікації/-й, кількості пакувальних місць і виду упаковки, габаритів (ДхШхВ, мм) по кожній товарній позиції відповідно до Специфікації/-й, враховуючи первинне пакування (у разі наявності такого пакування) (за вимогою Покупця) – 4 оригінали;

● сертифікат походження (застосовується, якщо Постачальник є нерезидентом в Україні), виданий компетентним органом країни-відправлення – 1 оригінал та 2 копії;

5.4.1 The Supplier shall send a letter to the Buyer’s e-mail 15 calendar days before the planned date of shipment with information about the planned date/-s of Goods delivery under the Contract (indicating the quantity of Goods, planned delivery dates, consignee). If the Goods are delivered in batches, the specified email shall contain the above-mentioned information for each batch of Goods and shall be sent by the Supplier for each batch of Goods.

5.5. The Supplier undertakes to enclose the following shipment documents (for each delivery. The following documents shall be provided by the Supplier to the Buyer simultaneously with the delivered Goods):

●  Manufacturer’s instructions and/or user manual. These documents should be officially translated into Ukrainian, and the texts should be authentic; the Ukrainian-language text shall prevail (such a translation must be certified by the signature and stamp (if a stamp is available) of a translation office.

●  A scanned copy of the technical passport and/or technical specification (or other document) from the actual manufacturer for the product, accompanied by explanatory letters stating that the calibration device is not applicable to equipment that does not require calibration.

● shipping specification (shipment invoice) or a packing list for each transportation unit with mandatory indication of net-gross weight must be in place for each Goods item in accordance with the Specification/-s, stating the number of packing places and type of packaging, dimensions (LxWxH, mm) for each Goods item in accordance with the Specification/-s and taking into account the primary packing (if such packaging is available) (at the Buyer’s request) -4 originals;

● certificate of origin (applicable if the Supplier is a non-resident in Ukraine) issued by the competent authority of the country of departure –1 original and 2 copies;

● інвойс із обов’язковим вказанням країни походження (застосовується, якщо Постачальник є нерезидентом в Україні) – 5 оригіналів;

● експортну декларацію країни відправлення (застосовується, якщо Постачальник є нерезидентом вУкраїні) – 1 копію;

● інші документи, на вимогу митних органів України та/або на вимогу Покупця, у разі проведення митного оформлення Товару Покупцем (застосовується, якщо Постачальник є нерезидентом в Україні), зокрема але не виключно, для підтвердження митної вартості Товару та/або країни походження.

5.6. Постачальник зобов’язаний надати Покупцю додатково до документів, зазначених у п. 5.5. даного Договору, наступні документи:

5.6.1. При здійсненні перевезення Товару залізничним транспортом:

Для Постачальника – резидента України: оригінал акту приймання–передачі товару або видаткової накладної та залізничної накладної,

для Постачальника, що є нерезидентом в Україні: оригінали акту приймання–передачі товару та залізничної накладної.

5.6.2. При здійсненні перевезення Товару автотранспортом:

Для Постачальника – резидента України: оригінал акту приймання–передачі товару або видаткової накладної, примірник товарно-транспортної накладної (ф.№1-ТН) або експрес накладної,

для Постачальника, що є нерезидентом в Україні: оригінали акту приймання–передачі товару та міжнародної автомобільної накладної (СМR)/ примірник товарно-транспортної накладної (ф.№1-ТН).

5.6.3. При здійсненні перевезення Товару авіатранспортом:

Для Постачальника – резидента України: оригінал акту приймання–передачі товару або видаткової накладної та авіаційної вантажної накладної.

для Постачальника, що є нерезидентом в Україні: оригінали акту приймання–передачі Товару та авіаційної вантажної накладної (Air Waybill).

●   invoice with mandatory indication of the country of origin (applicable if the Supplier is a non-resident of Ukraine) - 5 original copies;

●   export declaration of the country of shipment (applied if the Supplier is a non-resident of Ukraine) - 1 copy;

●   other documents, at the request of customs authorities Ukraine and/or at the request of the Buyer, in case of customs clearance of the Goods by the Buyer (applied if the Supplier is a non-resident of Ukraine), in particular, but not exclusively, to confirm the customs value of the Goods and/or the country of origin.

5.6. In addition to the documents specified in clause 5.5. hereof, the Supplier shall provide the Buyer the following documents:

5.6.1 In case the Goods transportation by rail:

For a Ukrainian resident Supplier: original Certificate of Goods acceptance or a delivery note and railway consignment note,

for a Supplier that is a non-resident in Ukraine: original Certificate of Goods acceptance and railway consignment note,

5.6.2 In case the Goods transportation by motor vehicles:

For a Ukrainian resident Supplier: the original Certificate of Goods acceptance or a delivery note, a copy of the consignment note (Form No. 1-TN) or a waybill.

For a non-Ukrainian resident Supplier: original Certificate of Goods acceptance and the International consignment note (CMR)/copy of the consignment note (Form No. 1-TN).

5.6.3 In case the Goods transportation by air:

For a Ukrainian resident Supplier: original Certificate of Goods acceptance or the delivery note and the air waybill.

For a non-Ukrainian resident Supplier: original Certificate of Goods acceptance and the air waybill.

5.6.4. При здійсненні перевезення Товару водними видами транспорту:

Для Постачальника – резидента України: оригінал акту приймання–передачі товару або видаткової накладної та коносамент/копію коносаменту.

для Постачальника, що є нерезидентом в Україні: оригінал акту приймання–передачі Товару та коносамент (Bill of lading)/копію коносаменту.

5.6.5. У випадку поставки Товару із застосуванням двох чи більше видів транспорту Постачальник, який є нерезидентом в Україні, повинен надати транспортну накладну, на основі якої Товар перетинає митний кордон України та усі послідуючі транспортні накладні.

5.7. Товарно-транспортна накладна при перевезенні Товару автотранспортом повинна бути оформлена відповідно до Правил перевезення вантажів автомобільним транспортом в Україні, чинних на день складання товарно-транспортної накладної.

Відправлення вказаних документів: акт приймання передачі товару/видаткова накладна, рахунок фактура/інвойс здійснюється Постачальником протягом 2-х (двох) робочих днів з дати відвантаження Товару, нарочним або рекомендованим листом кур’єрською поштою, але у будь-якому разі не пізніше 5-го числа місяця, наступного за місяцем в якому був відвантажений Товар (застосовується якщо Постачальник є резидентом України).

5.8. По прибуттю Товару в кінцевий пункт призначення його приймання проводиться безпосередньо вантажоотримувачем Покупця.

5.9. Прийняття Товару проводиться шляхом підписання уповноваженими представникaми Сторін акту/актів приймання-передачі Товару або видаткової/видаткових накладної/накладних. У випадку виявлення недоліків Товару або документації, Покупець має право не підписувати акт/акти приймання-передачі Товару або видаткову /видаткові накладну/накладні до усунення виявлених недоліків, а Постачальник зобов’язаний усунути недоліки та відшкодувати документально-підтверджені витрати та збитки Покупця, спричинені такими недоліками. Поставка Товару з недоліками вважається поставкою неякісного Товару.

5.6.4 In case the Goods transportation by sea:

For a Ukrainian resident Supplier: original Certificate of Goods acceptance or the delivery note and the bill of lading/its copy.

For a non-Ukrainian resident Supplier: original Certificate of Goods acceptance and the bill of lading/copy of the bill of lading.

5.6.5 In case of Goods delivery using two or more transportation modes, the non-Ukrainian resident Supplier shall provide a consignment note under which the Goods cross the customs border of Ukraine and all subsequent consignment notes.

5.7. The consignment note for Goods the transportation by road shall be issued under the Rules for cargo transportation by road in Ukraine, effective on the day of the consignment note.

The Supplier shall send the specified documents, including the Certificate of Goods acceptance /delivery note/invoice within two (2) business days from the date of the Goods shipment, by express or registered mail, by courier, but in any case, not later than the 5th day of the month following the month of Goods shipment (applied if the Supplier is a resident of Ukraine).

5.8. Upon Goods arrival to the final destination point, their acceptance is performed directly by the Buyer`s consignee.

5.9. Goods are accepted by signing the Certificate/-s of Goods acceptance or the delivery note/-s by the authorised representatives of the Parties. In case of deficiencies in the Goods or shipping documents, the Buyer is entitled not to sign the Certificate/-s of Goods acceptance or the delivery note/-s until the identified deficiencies are eliminated, while the Supplier must eliminate the deficiencies and repay for the Buyer`s documented costs and losses caused by such deficiencies. Delivery of defective is considered the delivery of improper quality Goods.

5.10. Підписанням цього Договору Постачальник підтверджує, що він з Порядком приймання товарно-матеріальних цінностей під час виконання договорів в АТ «Укргазвидобування», який встановлює приймання товарно-матеріальних цінностей/ Товарів по кількості та якості (далі – Порядок) і розміщений на офіційному сайті АТ «Укргазвидобування» - http://ugv.com.ua/, (за посиланням: http://ugv.com.ua/uk/page/docs?count=6 у розділі Закупівлі - Нормативні документи), ознайомлений та зобов’язується дотримуватись вимог цього Порядку.

Сторони Договору цим Порядком встановлюють окремий порядок приймання-передачі Товарів по кількості та якості. *

*Порядок є обов’язковим для виконання Покупцем та Постачальником під час приймання товарно-матеріальних цінностей (далі - ТМЦ) по кількості та якості за договорами, по яких здійснюється закупівля ТМЦ на умовах поставки груп «D» та «С» ІНКОТЕРМС 2010, на умовах поставки груп «D» та «С» ІНКОТЕРМС 2020, а у випадках незастосування правил ІНКОТЕРМС – якщо місцем поставки ТМЦ є склад Покупця. При закупівлі на інших умовах поставки відповідно до ІНКОТЕРМС 2010 або ІНКОТЕРМС 2020, порядок прийняття ТМЦ по кількості та якості може зазначатися в Специфікації/ях до даного Договору з урахуванням умов цього Договору.

5.11. Відповідальність за правильність та повноту оформлення товаросупровідних документів і наслідки, пов’язані із затримками при постачанні Товару, приймає на себе Постачальник.

5.12. При виникненні додаткових витрат у зв’язку з неправильністю оформлення товаросупровідних документів або неможливістю відправлення Товару з вини Постачальника, такі витрати (у тому числі по доставці Товару в кінцевий пункт призначення) здійснюються Постачальником.

5.10. By signing this Contract, the Supplier confirms that it has read and understood and undertakes to comply with the requirements of the Procedure for accepting inventory items during the contracts execution at Ukrgasvydobuvannya JSC, which establishes the order of inventory items/goods acceptance in terms of quantity and quality (hereinafter referred to as the Procedure), posted on the official website of Ukrgasvydobuvannya JSC - https://ugv.com.ua, (link: https://ugv.com.ua/uk/page/docs?count=6, Procurement section - Regulatory documentation).

By this Procedure the Parties to the Contract establish a separate procedure for Goods transfer and acceptance in terms of quantity and quality. *

*The Procedure must be mandatory complied by the Buyer and the Supplier in acceptance of inventory items (hereinafter referred to as Goods) in terms of quantity and quality in those contracts under which Goods are procured under the delivery terms of Groups “D” and “C” INCOTERMS 2010, of Groups “D” and “C” INCOTERMS 2020, and in cases when those INCOTERMS terms are not applied – if the Goods are delivered to the Buyer’s warehouse. If the procurement is made under other delivery terms of Incoterms 2010 or Incoterms 2020, the procedure for accepting goods in terms of quantity and quality may be specified in the Specification/-s hereto.

5.11. The Supplier assumes responsibility for the correctness and completeness of the shipping documents and the consequences associated with delays in the delivery of the Goods.

5.12. If additional costs arise due to incorrect execution of shipping documents or the inability to send Goods at the Supplier’s fault, such costs (including delivery of Goods to the final delivery point) are incurred by the Supplier.

5.13. Вантажовідправником Товару за цим Договором є Постачальник або завод-виробник, або уповноважена (залучена) ними особа, про що зазначається у Специфікації/-ях.

5.14. Упаковка і маркування Товару повинні відповідати встановленим правилам, стандартам і технічним умовам.

5.14.1. Маркування упаковки Товару повинно включати наступну інформацію на англійській (якщо Постачальник є нерезидентом в Україні) та українській мові:

● Постачальник / Вантажовідправник

● Покупець / Вантажоотримувач

● Договір

● Номер місця

● Вага брутто / нетто

● Низ/верх/центр тяжіння (де необхідно)

5.15. Упаковка повинна забезпечувати повну цілісність Товару при транспортуванні усіма видами транспорту, включаючи перевантаження, а також мати пристосування для можливих перевантажень як за допомогою піднімальних механізмів, так і ручним засобом (за допомогою візків і авто (електро) каром).

5.16. Умови щодо тари/упаковки обумовлюються Сторонами у Специфікації/-ях.

5.17. У випадку якщо Товар є негабаритним вантажем, то Постачальник організовує дозвіл на транспортування негабаритного вантажу до пункта призначення за свій рахунок і своїми силами.

5.13. The Consignor of Goods under this Contract is the Supplier or the manufacturing plant, or a person authorised (involved) by them, which shall be specified in the Specification/-s to the Contract.

5.14. Packaging and marking of the Goods must comply with the established rules, standards and technical specifications.

5.14.1. The Goods packaging label shall include the following information in English (if the Supplier is a non-resident in Ukraine) and in Ukrainian:

● Supplier/Consignor

● Buyer/Consignee

● Contract

● Cargo package number

● Gross/net weight

● Bottom/top/centre of gravity (where necessary)

5.15. The packaging shall ensure the complete integrity of the Goods during transportation by all types of transport, including overloading, as well as must have devices for possible overloads both by lifting mechanisms and by manual means (using trolleys and auto (electric) cars).

5.16. The parties shall specify the terms for package/containers in the Specification/-s.

5.17. If the Goods are considered as over-size cargo, the Supplier shall arrange permission for transportation of the oversize cargo to the point of destination at its own expense and by its own recources.

5.18. За 10 календарних днів до планової дати поставки Товару Постачальник зобов’язаний направити на e-mail Покупця  andrii.klimchuk@ugv.com.ua dmytro.gehelskyi@ugv.com.ua скановану копію технічного опису на Товар на фірмовому бланку Постачальника скріплену підписом та печаткою (за наявності) Постачальника, а також копію сертифікату якості/технічного паспорту на Товар (якщо такий сертифікат якості /технічний паспорт на Товар передбачені або які надаються відповідно до п. 5.5. даного Договору). Такий технічний опис має містити технічні характеристики Товару, фото, опис принципу роботи та сфери застосування, матеріалу виготовлення, країну виробництва та найменування компанії-виробника. Технічний опис надається українською мовою(застосовується, якщо Постачальник не є резидентом України).

У випадку, якщо наданого технічного опису буде не достатньо, Постачальник має надати додаткову інформацію та/або документи на запит від Покупця.

5.19. Товар, що не відповідає комплекту/комплектності та/або кількості, або/та якості може прийматися Покупцем або вантажоотримувачем Покупця на відповідальне зберігання за рахунок Постачальника, до його заміни та/або доукомплектації (усунення недоліків). Постачальник зобов’язаний усунути виявлені невідповідності (недоліки) протягом 20 календарних днів з дати прийняття Товару на відповідальне зберігання або з дати повернення Товару Постачальнику, якщо інший строк не передбачений в повідомленні Покупця. Усунення невідповідності (недоліків) Товару у вказаний у цьому пункті строк (не відповідність Товару комплекту/комплектності та/або кількості, або/та якості) не перериває строк поставки та не звільняє Постачальника від відповідальності за порушення строків поставки та/або за поставку Товару неналежної якості/кількості/комплектності.

5.18. 10 calendar days prior to the planned Goods delivery date the Supplier shall send to the Buyer’s e-mail address andrii.klimchuk@ugv.com.ua dmytro.gehelskyi@ugv.com.ua a scanned copy of the technical description of the Goods on the Supplier’s letterhead and certified with the Supplier’s signature and seal (if applicable), as well as a copy of the quality certificate/datasheet for the Goods (if provision of such quality certificate/datasheet for the Goods is defined in clause 5.5. of this Contract). Such technical description shall contain the technical parameters of the Goods, photos, a description of the operating principles and scope of application, the manufacturing material, the country of manufacturing, and the name of the manufacturer. The technical description shall be provided in Ukrainian (applicable if the Supplier is not a resident of Ukraine).

If the provided technical description is not sufficient, the Supplier shall provide additional information and/or documents upon the Buyer’s request.

5.19. Goods that do not correspond to the completeness and/or quantity, or/and quality may be accepted by the Buyer`s consignee for safe storage at the Supplier’s expense, until they are completed (or until the deficiencies are eliminated). The Supplier undertakes to eliminate the identified nonconformities (deficiencies) within 20 calendar days from the date of Goods acceptance for safe storage or from the date of Goods return to the Supplier, unless another period is defined in the Buyer’s notification. Elimination of goods nonconformities (deficiencies) within the time period specified in this clause (incompleteness and/or non-compliant quantity, or/and quality) does not interrupt the delivery term and does not release the Supplier from liability for violating the delivery term and/or for delivery of improper quality/quantity/completeness Goods.

VI. Права та обов’язки Сторін

6.1. Покупець зобов’язаний:

6.1.1. Своєчасно та в повному обсязі сплачувати за Товар.

6.1.2. Приймати поставлений Товар, у разі відсутності зауважень, згідно з актом приймання-передачі Товару або видатковою накладною.

6.2. Покупець має право:

6.2.1. Припинити зобовязання шляхом дострокового розірвання цього Договору в односторонньому порядку у разі невиконання чи неналежного виконання зобов’язань Постачальником. В даному випадку Договір припиняє дію з дати направлення повідомлення про розірвання Договору. Датою направлення повідомлення про розірвання Договору є дата відправлення, зазначена в документі (в тому числі, але не виключно фіскальний чек, квитанція, накладна, опис вкладення в цінний лист, декларація) підприємства зв’язку, через яке надсилається таке повідомлення.

6.2.2. Контролювати поставку Товару у строки, встановлені цим Договором.

6.2.3. Зменшувати обсяг закупівлі Товару та загальну ціну цього Договору, зокрема з урахуванням фактичного обсягу видатків Покупця. У такому разі Сторони вносять відповідні зміни до цього Договору.

6.2.4. Не здійснювати оплату Постачальнику у разі неналежного оформлення або відсутності документів, необхідних для здійснення оплати.

6.2.5. Відмовитися від Товару, який не поставлений в строк, вказаний у Специфікації\ях.

6.2.6. Самостійно або із залученням третіх осіб проводити перевірку діяльності Постачальника з питань охорони довкілля, соціальної відповідальності та охорони праці на її відповідність інформації, наданої Постачальником у складі пропозиції процедури закупівлі та/або на етапі укладання Договору

VI. Rights and Obligations of the Parties

6.1. The Buyer undertakes to:

6.1.1. Pay for the Goods timely and in full.

6.1.2. Accept the delivered Goods, in the absence of objections, under the Certificate of Goods acceptance or the delivery note.

6.2. The Buyer is entitled to:

6.2.1. Terminate the obligation by early termination of this Contract unilaterally in case of non-fulfillment or improper fulfillment of obligations by the Supplier. In this case, the Contract terminates from the date of the Contract termination notice. The date of sending a notice of the Contract termination is the sending date, specified in the document (including, but not limited to, fiscal receipt, slip, invoice, inventory of an attachment to a recommended letter, declaration) of the postal company, through which such notice was sent.

6.2.2. Control the delivery of Goods within the terms established by this Contract.

6.2.3. Reduce the scope of Goods procurement and the total price of this Contract, in particular, taking into account the actual expenses of the Buyer. In this case, the Parties shall make appropriate changes to this Contract.

6.2.4. Not to make a payment to the Supplier in case of improper formalisation or lack of documents required for payment.

6.2.5. Reject Goods that failed to be delivered within the term defined in the Specification/-s.

6.2.6. Independently or with the involvement of third parties, check the compliance of Supplier’s activities on environmental protection, social responsibility and occupational safety with the information provided by the Supplier as part of the procurement procedure proposal and/or at the stage of Contract conclusion.

6.3. Постачальник зобов’язаний:

6.3.1. Забезпечити поставку Товару у строки, встановлені цим Договором.

6.3.2. Забезпечити поставку Товару, якість якого відповідає умовам, установленим розділом II цього Договору.

6.3.3. Зареєструвати податкову накладну/розрахунок коригування до податкової накладної в електронній формі в строки, встановлені чинним законодавством України (застосовується, якщо Постачальник є платником ПДВ в Україні).

6.3.4. У передбачені Договором строки повідомляти Покупця про зміну електронної адреси.

6.3.5. Протягом 30 календарних днів з дати підписання даного Договору, Постачальник зобов’язується надати Покупцю довідку (або нотаріально завірену копію), яка підтверджує, що нерезидент є резидентом країни, з якою підписано міжнародний Договір з Україною, за формою, затвердженою згідно з законодавством відповідної країни, яка повинна бути легалізована/апостильована, перекладена згідно з законодавством України. Така довідка надається Постачальником кожного календарного року, в якому Покупець здійснює платежі Постачальнику (застосовується, якщо Постачальник є нерезидентом в Україні).

6.3.6. Підписанням цього Договору Постачальник підтверджує, що він ознайомлений та зобов’язується дотримуватися політик Покупця у сфері екології охорони здоров’я та безпеки праці.

6.3.7. У разі виявлення під час перевірки, зазначеної в п.6.2.6 Договору, фактів недотримання Постачальником чинного законодавства України або недостовірної інформації, Постачальник узгоджує із Покупцем заходи щодо виправлення цих невідповідностей, терміни/строки їх реалізації і гарантує їх виконання у визначені терміни/строки та у повному обсязі

6.3.8. Постачальник зобов’язаний (в т.ч. але не обмежуючись, через перевізника, який здійснює перевезення Товару за даним Договором) подати в установленому Митним кодексом України порядку до митного органу загальну декларацію прибуття.

Строки подачі загальної декларації прибуття визначаються відповідно до діючого законодавства України. (застосовується, якщо Постачальник є нерезидентом в Україні).

6.3. The Supplier undertakes to:

6.3.1. Ensure the delivery of Goods within the terms established by this Contract.

6.3.2. Ensure delivery of Goods, the quality of which meets the criteria set out in section II of this Contract.

6.3.3. Register the tax invoice/ tax invoice adjustment in electronic form within the term established by the currenty valid laws of Ukraine (applicable if the Supplier is a VAT payer in Ukraine).

6.3.4. Notify the Buyer of changes to the email address within the time limits stipulated in the Contract.

6.3.5. Within 30 calendar days from the date of signing this Contract, the Supplier undertakes to provide the Buyer a certificate (or a notarized copy thereof) confirming that the non-resident is a resident of the country, with which Ukraine signed an international treaty, in the form approved under the laws of the relevant country; the certificate must be legalized/apostilled, translated according to the legislation of Ukraine. The supplier shall submit such certificate for each calendar year in which the Buyer makes payments to the Supplier (applicable if the supplier is a non-resident of Ukraine).

6.3.6 By signing this Contract, the Supplier confirms that it has read and undertakes to comply with the Buyer’s policies in the sphere of environmental and health protection and industrial safety.

6.3.7 In case if during the audit, specified in cl. 6.2.6. hereof, the facts of Supplier’s non-compliance with the current laws of Ukraine or untrue information become known, the Supplier shall coordinate with the Buyer the measures to correct these non-compliance, the terms/deadlines for their implementation and shall guarantee their implementation within the specified terms/deadlines and in full.

6.3.8 The Supplier shall (including, but not limited to, through the carrier that transports Goods hereunder) submit a general declaration of arrival to the customs authority under the procedure established by the Customs Code of Ukraine.

The deadline for submitting a general declaration of arrival is determined under the currently valid laws of Ukraine (applicable if the Supplier is a non-resident of Ukraine).

6.3.9. Якщо Постачальником в якості забезпечення виконання зобов’язань надано банківську гарантію та якщо щодо банку-гаранта, яким надана відповідна банківська гарантія розпочато процедуру ліквідації, Сторони домовилися про наступні умови.

6.3.9.1. Постачальник зобов’язаний надати нову банківську гарантію виконання зобов’язань Постачальником за Договором, складену за формою, яка є Додатком №6 до цього Договору.

6.3.9.2. Банківська гарантія, вказана у пп. 6.3.9.1 цього Договору, повинна бути видана державним банком або банком, що відповідає вимогам, встановленим розпорядчими документами Покупця та/або рішеннями органів управління чи інших уповноважених осіб Покупця.

6.3.9.3 Надання Постачальником нової банківської гарантії, вказаної у пп. 6.3.9.1 цього Договору, здійснюється протягом 30 календарних днів з дня офіційного оприлюднення оголошення про початок процедури ліквідації банку-гаранта.

6.3.9.4. Нова банківська гарантія виконання зобов’язань Постачальником або забезпечення виконання зобов’язань у формі грошових коштів здійснюється у сумі, вказаній у п.10.2. Договору.

6.3.10. Покупець гарантує, що з моменту виконання Постачальником надання нової банківської гарантії та/або забезпечення виконання зобов’язань у формі грошових коштів, він не звертатиметься до банка-гаранта щодо якого розпочато процедуру ліквідації з вимогою про сплату гарантованого платежу за банківською гарантією, та зобов’язаний протягом 3-х робочих днів направити такому банку-гаранту письмову заяву про звільнення його від обов’язків за банківською гарантією та копію такої заяви направити Постачальнику.

6.3.11. У випадку невиконання Постачальником зобов’язань, вказаних у п. 6.3.9, або порушення строку їх виконання, Постачальник зобов’язаний сплатити Покупцю пеню у розмірі 0,1% від загальної ціни Договору, за кожен день прострочення.

6.3.9 If as means of securing the Contract, the Supplier has provided a bank guarantee and if the liquidation procedure has been initiated in respect of the guarantor bank, which provided the corresponding bank guarantee, the Parties have agreed on the following conditions.

6.3.9.1. The Supplier shall provide a new bank guarantee of the performance Bond, drawn up according to the template given in Appendix No. 6 hereto.

6.3.9.2. Bank guarantee specified in the cl. 6.3.9.1. hereof shall be issued by a state bank or a bank that meets the requirements established by the Buyer’s administrative documents and/or decisions of the Buyer’s management bodies or other authorised officials.

6.3.9.3. The Supplier’sshall submit a new bank guarantee specified in the cl. 6.3.9.1. hereof, within 30 calendar days from the date of official publication of the announcement on the beginning of the liquidation procedure of the guarantor bank.

6.3.9.4. A new bank guarantee or the performance bond shall be in the form of cash in the amount specified in cl. 10.2 hereof.

6.3.10. The Buyer guarantees that from the moment the Supplier provides a new bank guarantee and/or a performance bond in the form of cash, the Buyer shall not apply to the guarantor bank in respect of which the liquidation procedure has been initiated with a demand for payment of the guaranteed amount under the bank guarantee, and shall send such guarantor bank a written statement of release from its obligations under the bank guarantee and send a copy of such application to the Supplier within 3 business days.

6.3.11. In case of the Supplier’s non-fulfilment of the obligations specified in clause 6.3.9., or violation of the deadline for their fulfilment, the Supplier shall pay the Buyer a penalty of 0.1% from the total Contract price for each day of delay.

6.4. Постачальник має право:

6.4.1. Своєчасно та в повному обсязі отримувати плату за Товар.

6.4.2. На дострокову поставку Товару за письмовим погодженням Покупця.

6.5. Якщо протягом гарантійного строку Покупцем будуть виявлені дефекти або невідповідність якості Товару, обумовленої Договором, Постачальник зобов’язаний (на вибір Покупця):

- або за свій рахунок усунути дефекти Товару за його місцезнаходженням у строк, погоджений Сторонами, а якщо такий строк не буде погоджено – протягом 20 календарних днів з дня отримання повідомлення від вантажоотримувача чи Покупця про дефекти або невідповідність якості Товару;

- або замінити неякісний Товар на Товар належної якості протягом 20 календарних днів з дня отримання повідомлення від вантажоотримувача чи Покупця про дефекти або невідповідність якості Товару, якщо інший строк письмово не узгоджений Сторонами;

- або повернути Покупцю сплачені за Товар неналежної якості кошти при частковій відмові Покупця від Товару (в частині відмови від неякісного Товару) в сумі та в строки, вказані в вимозі Покупця. В такому разі Постачальник також зобов’язаний вивезти за власний рахунок неякісний Товар з його місцезнаходження протягом 20 днів з дня отримання повідомлення про часткову відмову від Товару.

Вивезення неякісного Товару Сторони оформлюють актом повернення Товару, який підписується уповноваженими представниками Сторін.

У випадку невивезення Товару Постачальником у вищевказаний строк Покупець має право:

- утилізувати Товар, а Постачальник зобов’язується (крім повернення коштів) відшкодувати Покупцю збитки, понесені Покупцем на утилізацію, на підставі підтверджуючих докумeнтів.

- розпорядитися Товаром в інший, не заборонений законодавством спосіб.

Покупець має право самостійно або з залученням інших осіб усунути виявлені недоліки/доукомплектувати Товар, а Постачальник зобов’язаний відшкодувати Покупцю нанесену шкоду в тому числі всі витрати та збитки у розмірі суми, що дорівнює документально підтвердженим витратам Покупця, а також додатково сплатити 10% адміністративних витрат Покупця.

6.4. The Supplier is entitled to:

6.4.1. Receive payment for the delivered Goods timely and in full.

6.4.2. Early deliver the Goods under the written consent of the Buyer.

6.5. If during the warranty period the Buyer finds Goods are deficient or deviate in quality from what the Contract provides, the Supplier shall (at the Buyer’s choice):

- either eliminate deficiencies in the Goods at their location at its expense within the term agreed by the Parties, and if such term is not agreed – within 20 calendar days from the date of receiving the notification from the consignee or the Buyer about deficiencies or Goods non-compliance in quality;

- or replace the improper quality Goods with Goods of proper quality within 20 calendar days from the date of receiving the notification from the consignee or the Buyer about the deficiencies or Goods non-compliance in quality, unless another period is agreed in writing by the Parties;

- or return the funds paid by the Buyer for the Goods of improper quality in case of Buyer`s partial rejection of the Goods (in terms of refusal from improper quality Goods) within amount and terms indicated in the Buers’s claim. In this case, the Supplier shall also remove the improper quality Goods from its location at its own expense within 20 days from the date of receiving the Buyer’s notification on partial rejection of the Goods.

The Parties shall draw up an Act of Goods return, signed by the authorised representatives of the Parties.

In case the supplier fails to remove the Goods within the above-mentioned period, the Buyer is entitled to:

- dispose of the Goods, and the Supplier shall reimburse (except for returning the funds) the Buyer for losses incurred by the Buyer for disposal, under the supporting documents.

- dispose of the Goods in another way that is not prohibited by law.

Independently or with the involvement of other persons, the Buyer is entitled to eliminate the identified deficiencies/complete the Goods, and the Supplier undertakes to compensate the Buyer for the damage caused, including all costs and losses in the amount equal to the documented Buyer`s costs, as well as to pay an additional 10% of the Buyer’s administrative costs.

VII. Відповідальність Сторін

7.1. У разі невиконання або неналежного виконання своїх зобов’язань за Договором Сторони несуть відповідальність, передбачену законодавством України та цим Договором.

7.2. За порушення строків виконання гарантійних зобов’язань Постачальник сплачує на користь Покупця пеню 0,1% від вартості Товару щодо якого не виконані гарантійні зобов’язання за кожен день прострочення та за кожен випадок порушення, а за прострочення понад 30 днів – додатково сплачує штраф у розмірі 7% від вартості Товару щодо якого не виконані гарантійні зобов’язання за кожен випадок порушення.

7.3. За поставку Товару неналежної якості або некомплектного Товару, Постачальник виплачує Покупцю штраф у розмірі 20% від вартості Товару неналежної якості або некомплектного Товару.

7.3.1. Додатково при поставці Товару неналежної якості Постачальник відшкодовує Покупцю всі митно-транспортні витрати, пов’язані з поставкою Товару неналежної якості, а також іншу документально підтверджену шкоду, в тому числі збитки і витрати Покупця.

7.3.2. При митному оформленні Товару Покупцем, у випадку проведення митного оформлення за іншою митною ставкою, ніж та, що була вказана Постачальником в розрахунку приведеної вартості документації процедури закупівлі (за виключенням випадків, коли з моменту вказання митної ставки (мито, акциз, ПДВ) Постачальником в розрахунку приведеної вартості до моменту  митного оформлення Товару Покупцем, було внесено зміни у законодавство, яке регулює митну ставку Товару, внаслідок чого митна ставка, що була сплачена Покупцем, відрізняється від вказаної Постачальником у розрахунку приведеної вартості. Зазначене виключення не застосовується у випадку порушення Постачальником строку поставки Товару), Постачальник зобов’язується відшкодувати Покупцю різницю в митних витратах (зокрема, різницю в ставці мита, ПДВ та акцизу (у разі якщо Товар є підакцизним). Така різниця повинна бути сплачена Постачальником Покупцю на письмову вимогу Покупця протягом 7 (семи)  робочих днів від  дня пред’явлення  вимоги Покупцем (застосовується, якщо Постачальник є нерезидентом в Україні).

VII. Liability of the Parties

7.1. In case of non-fulfilment or improper fulfilment of obligations under the Contract the Parties bear responsibility stipulated by the legislation of Ukraine and this Contract.

7.2. For violation of the warranty obligations terms, the Supplier shall pay to the Buyer a 0.1% penalty from the value of the Goods for which the warranty obligations are not fulfilled for each day of delay and for each case of violation, and is the delay persists more than 30 days, the Supplier shall additionally pay a 7% fine from the value of Goods for which the warranty obligations are not fulfilled for each case of violation.

7.3. For the delivery of improper quality or incomplete Goods, the Supplier shall pay to the Buyer a 20% fine from the cost improper quality or incomplete Goods.

7.3.1 In addition to that, in case the Supplied delivers Goods of improper quality, the Supplier shall reimburse the Buyer for all customs and transport costs associated with the delivery of Goods of improper quality, as well as for other documented damage, including Buyer`s losses and expenses.

7.3.2 In case the Buyer performs Goods customs clearance, and in case the Goods is customs cleared at a different customs rate than the one specified by the Supplier in the calculation of the present value in procurement procedure documents (except for cases when from the moment of specifying the customs rate (duty, excise, VAT) by the Supplier in the calculation of the present value until the moment of customs clearance of Goods by the Buyer, changes were made to the laws regulating the customs rate of Goods, as a result of which the customs rate paid by the Buyer differs from the one specified by the Supplier in the calculation of the present value. This exception does not apply if the Supplier violates the delivery term of the Goods), the Supplier shall reimburse the Buyer the difference in customs costs (in particular, the difference in the duty, VAT, and excise duty rates (if the Goods are excisable). The Supplier must repay such difference upon the Buyer’s written request within 7 (seven) working days from the date of submitting the claim by the Buyer (applicable if the Supplier is a non-resident of Ukraine).

7.3.3. При збільшенні витрат Покупця у зв’язку із здійсненням більшої кількості митних оформлень та/або поставкою в більшій кількості транспортних засобів ніж тій, що була вказана Постачальником в розрахунку приведеної вартості під час участі у процедурі відкритих торгів, Постачальник зобов’язується відшкодувати Покупцю різницю в таких витратах на письмову вимогу Покупця протягом 7 (семи) робочих днів від дня пред’явлення вимоги Покупцем (застосовується, якщо Постачальник є нерезидентом в Україні).

7.3.4. У випадку, якщо відповідно до чинного законодавства України для проходження процедури митного оформлення необхідно провести сертифікацію Товару, Постачальник зобов’язаний, на письмову вимогу Покупця протягом 7 (семи) робочих днів від дня пред’явлення вимоги Покупцем, відшкодувати Покупцю вартість такої сертифікації Товару (застосовується, Постачальник є нерезидентом в Україні).

7.4. За односторонню необґрунтовану відмову від Договору та/або виконання своїх зобов’язань по Договору (в тому числі порушення гарантійних зобов’язань або запевнень), Постачальник сплачує Покупцю штраф у розмірі 10% від загальної ціни Договору.

У випадку ненадання або порушення строків надання товаросупровідних документів і/або інших документів відповідно до п.5.5.-5.7, п.п. 6.3.5; даного Договору, Постачальник виплачує Покупцю штраф у розмірі 20% від вартості Товару, документи щодо якого ненадані або надані з порушенням строку.

7.3.3 If the Buyer’s expenses increase due to the implementation of more customs clearance and/or delivery in more vehicles than the Supplier has specified in his present value estimation during participation in the open bidding, the Supplier undertakes to reimburse the Buyer for the difference in such expenses upon the Buyer’s written request within 7 (seven) working days from the date of submitting the claim by the Buyer (applies if the Supplier is a non-resident of Ukraine).

7.3.4 If, in accordance with the currently valid laws of Ukraine, it is necessary to carry out certification of the Goods to perform the customs clearance procedure, the Supplier shall, at the written request of the Buyer, reimburse the Buyer for the cost of such certification of the Goods within 7 (seven) working days from the date of claim submission by the Buyer (applicable if the Supplier is a non-resident of Ukraine).

7.4. For unilateral unjustified withdrawal from the Contract and/or from fulfilling its obligations under the Contract (including breach of warranty obligations or representations), the Supplier shall pay to the Buyer a 10% fine from the total price of the Contract.

In case of failure to timely submit or violation of deadlines for submitting the shipment documents and/or other documents defined in the clauses 5.5.-5.7., and 6.3.5 hereof, the Supplier shall pay to the Buyer a 20% fine from the cost of the Goods, the documents for which were not submitted or were submitted in violation of the deadline.

7.5. Якщо Постачальник не зареєстрував, неправильно або несвоєчасно зареєстрував податкову/і накладну/і в системі електронного адміністрування податку на додану вартість чи вчинив інші дії/бездіяльність, в результаті чого Покупець втратив права на податковий кредит, Постачальник зобов’язаний відшкодувати Покупцю всю нанесену шкоду, в тому числі збитки і витрати, які при цьому виникли (для платників ПДВ в Україні).

7.6. У випадку невиконання Постачальником взятих на себе зобов’язань по даному Договору, Постачальник зобов’язаний відшкодувати Покупцю всю нанесену шкоду, в тому числі всі витрати та збитки, що завдані йому таким невиконанням, у тому числі за простій транспорту, що виник через відсутність необхідних для приймання Товару документів.

7.7. Постачальник відшкодовує збитки, у розмірі витрат Покупця за простій транспорту, коли такий простій буде викликаний необхідністю приймання Товару у присутності уповноважених представників Постачальника, у разі поставки Товару, що не відповідає вказаній у товаросупровідних документах кількості та/або якості.

7.8. У разі прострочення Постачальником виконання зобов’язань з поставки Товару, останній сплачує Покупцю пеню у розмірі 0,1% від вартості непоставленого або несвоєчасно поставленого Товару за кожен день прострочення. Також за прострочення Постачальником виконання зобов’язань з поставки Товару Покупець має право застосувати такий штраф:

якщо прострочення триває менше 10 (десяти) календарних днів Постачальник додатково сплачує Покупцю штраф у розмірі 2% від вартості непоставленого або несвоєчасно поставленого Товару,

якщо прострочення триває 10 (десять) і більше календарних днів і не перевищує 30 (тридцять) календарних днів - 5% від вартості непоставленого або несвоєчасно поставленого Товару,

якщо просторочення триває 30 і більше календарних днів – 7% від вартості непоставленого або несвоєчасно поставленого Товару.

7.5. If the Supplier failed to register, incorrectly or untimely registered the tax invoice/-es in the electronic Value Added Tax Administration System or has committed other actions/omissions, as a result of which the Buyer has lost the right to a tax credit, the Supplier undertakes to reimburse the Buyer for all damage caused, including losses and expenses incurred in this case (for VAT payers in Ukraine).

7.6. If the Supplier fails to fulfil its obligations hereunder, the Supplier shall reimburse the Buyer for all damage caused, including losses and expenses caused to it by such non-fulfillment, including for transport downtime caused due to the lack of documents required to accept the Goods.

7.7. The Supplier shall reimburse the Buyer in amount of Buyer`s costs for transport downtime, when such downtime is caused by the need to accept the Goods in the presence of authorized representatives of the Supplier, in case the delivered Goods do not correspond to the quantity and/or quality specified in the shipping documents.

7.8. Should the Supplier delay the Goods delivery obligation, it shall pay to the Buyer a 0.1% penalty from the cost of undelivered or untimely delivered Goods for each day of delay. Also, for the Supplier’s delay in fulfilling the obligations for the delivery of the Goods, the Buyer has the right to apply such a penalty:

if a delay lasts less than 10 (ten) calendar days, the Supplier shall additionally pay to the buyer a 2% fine from the cost of undelivered or untimely delivered Goods;

if the delay lasts 10 (ten) and not exceeds 30 (thirty) calendar days - the fine will amount to 5% from the cost of undelivered or untimely delivered Goods,

if the delay lasts 30 or more calendar days – the fine will amount to 7% from the cost of undelivered or untimely delivered Goods.

7.8.1 У випадку, якщо Покупцем здійснено попередню оплату за Товар, розмір пені, передбачений п. 7.8. цього Договору, збільшується на 0,3% від частини попередньої оплати по якій незавершені операції з імпорту* починаючи з 180**дня здійснення попередньої оплати за Товар. Також Постачальник зобов’язаний відшкодувати Покупцю всю нанесену шкоду, в тому числі всі збитки, що завдані йому таким невиконанням (в тому числі через застосування до Покупця санкції за порушення строків розрахунків за зовнішньо-економічними операціями) (застосовується, якщо Постачальник є нерезидентом в Україні).

* - під завершеною імпортною операцією розуміється операція, за якою Товар був ввезений на митну території України з оформленням митної декларації типу IM-40 “Імпорт”.

** кількість днів зазначається відповідно до чинного законодавства, що регулює строки розрахунків за зовнішньо-економічними операціями.

7.9 За порушення строків оплати Постачальник має право вимагати сплати Покупем на користь Постачальника пеню в розмірі 0,001% від суми простроченого платежу, за кожний день прострочення платежу, але не більше подвійної облікової ставки Національного банку України, що діяла в період, за який сплачується пеня.

7.10.  За прострочення виконання грошового зобов’язання Постачальник має право вимагати сплати Покупцем Постачальнику суми боргу з урахуванням встановленого індексу інфляції за весь час прострочення (застосовується якщо Постачальник є резидентом України). Згідно з ст. 625 Цивільного кодексу України Сторони домовились, що розмір процентів на просторочену заборгованість Покупця становить 0,001% річних.

7.8.1. If the Buyer has made an advance payment for the Goods, the size of penalty specified in the cl. 7.8. hereof shall be increased by 0.3% from that part of the pre-payment for which the import operations* has not been completed, starting from 180** day after the pre-payment for the Goods. The Supplier must also reimburse the Buyer for all damage caused, including all losses caused by such non-performance (including due to application of a sanction to the Buyer for violating the terms of settlements on foreign economic operations) (applied if the Supplier is a non-resident of Ukraine).

* - a completed import operation is an operation, under which the Goods were imported into the customs territory of Ukraine and the customs declaration IM-40 “Import” has been properly registered.

** the number of days is indicated in accordance with the currently valid laws regulating the terms of settlements for foreign economic operations.

7.9. For violating the payment terms, the Supplier is entitled to demand the Buyer to pay a 0.001% penalty from the overdue payment amount, for each day of late payment, but not more than the double discount rate of the National Bank of Ukraine, which was valid during the period for which the penalty is paid.

7.10. For late performance of a monetary obligation the Supplier is entitled to demand the Buyer to pay the amount of debt, taking into account the established inflation index for the entire period ofdelay (applicable if the Supplier is a resident of Ukraine). Pursuant to Article 625 of the Civil Code of Ukraine, the Parties agreed that the amount of interest on the Buyer’s debt is 0.001% per annum.

7.11. При нарахуванні будь-яких штрафних санкцій та/або відшкодувння шкоди, в тому числі витрат та збитків, передбачених даним Договором Покупець має право направити Постачальнику письмову вимогу про нарахування штрафних санкцій (із розрахунком нарахування штрафних санкцій) та нанесеної шкоди, в тому числі витрат та збитків (із наданням документально підтверджуючих документів або копій таких документів про нанесену шкоду). У такому випадку Постачальник зобов’язаний перерахувати Покупцю суму нарахованих штрафних санкцій та/або відшкодування шкоди, збитків, витрат протягом 7 (семи) робочих днів з дати направлення відповідної письмової вимоги. Датою направлення вимоги про сплату штрафних санкцій та/або відшкодування шкоди, збитків, витрат є дата відправлення, зазначена в документах (фіскальний чек, накладна, опис вкладення в цінний лист декларація) підприємства зв’язку, через яке надсилалась така вимога.

Відповідно до положень ч. 2 ст. 546 Цивільного кодексу України Сторони домовились, що зобов’язання Постачальника зі сплати штрафних санкцій та/або відшкодування шкоди, збитків, витрат протягом строку, вказаного у абзаці першому цього пункту Договору, забезпечується шляхом права Покупця на отримання суми нарахованих штрафних санкцій та/або нанесеної/них шкоди, збитків, витрат, спричинених невиконанням та/або несвоєчасним/неналежним виконанням Договору та/або порушенням умов Договору із суми, що підлягає сплаті Постачальнику за цим Договором. Про застосування зазначеного виду забезпечення виконання зобов’язання Покупець зобов`язаний письмово повідомити Постачальника. Датою направлення такого повідомлення є дата відправлення, зазначена в документах (фіскальний чек, накладна, опис вкладення в цінний лист, декларація) підприємства зв’язку, через яке надсилається таке повідомлення. Про застосування такого виду забезпечення виконання зобов’язань Покупець може повідомити Постачальника відразу у письмовій вимозі про нарахування штрафних санкцій/відшкодування збитків, витрат.

7.11. When accruing any penalties and/or damage reimbursement, including costs and losses stipulated in this Contract, the Buyer is entitled to send a written request to the Supplier on penalties accrual (with the calculation of accrued penalties) and damage caused, including costs and losses (with the provision of documentary supporting documents or copies of such documents on the damage caused). In this case, the Supplier shall transfer the amount of accrued penalties and/or losses to the Buyer within 7 (seven) business days from the date of the relevant written request. The date of the claim for penalties and/or losses repayment is the date of sending, specified in the documents (fiscal check, receipt, description of the registered mail, declaration) of the postal company, through which such claim was sent.

In accordance with part 2 of the Article 546 of the Civil Code of Ukraine, the Parties agreed that the Supplier’s obligations to pay penalties and/or compensation for damages, losses, and expenses within the period specified in paragraph one of this clause is secured by the Buyer’s right to receive the amount of accrued penalties and/or damage, losses, expenses caused by non-performance and/or late/improper performance of the Contract and/or violation of the contractual terms, from the amount payable to the Supplier. The Buyer must notify the Supplier in writing about using the specified type of performance bond. The date of such notification is the sending date specified in the documents (fiscal check, delivery note, description of the registered mail, declaration) of the postal company through which such notification is sent. The Buyer may notify the Supplier of using this type of the performance bond immediately in the written request for accrual of penalties/compensation for losses and expenses.

7.12. Сплата неустойки (штрафу, пені) та/або відшкодування шкоди, збитків, витрат або інших видів забезпечення виконання зобов’язань не звільняє Сторони від виконання своїх зобов’язань за Договором.

7.13. У разі здійснення Покупцем попередньої оплати та невиконання Постачальником взятих на себе зобов’язань з поставки Товару у строки, зазначені у Графіку/ах поставки до даного Договору, та/або вимоги Покупця про повернення сплачених грошових коштів у випадках, передбачених Договором крім сплати зазначених штрафних санкцій, Постачальник зобов’язаний повернути Покупцю сплачені ним грошові кошти на підставі письмової вимоги, в сумі та в строки, вказані в такій вимозі. Повернення грошових коштів з підстав вказаних у цьому пункті є грошовим зобов’язанням Постачальника та неповернення грошових коштів є боргом Постачальника. Якщо Постачальник не поверне кошти у вказані у вимозі строки та/або поверне суму грошових коштів у меншому розмірі, Постачальник сплачує на вимогу Покупця суму боргу з урахуванням встановленого індексу інфляції за весь час прострочення (не застосовується для нерезидентів в Україні), а також три проценти річних від простроченої суми.

7.14. Якщо поставка Товару є об’єктом оподаткування ПДВ при нарахуванні штрафних санкцій розрахунок штрафних санкцій здійснюється з урахуванням того, що сума, від якої розраховуються штрафні санкції, включає ПДВ.*

*(застосовується якщо Постачальник є платником ПДВ в Україні).

7.15. У випадку, якщо за одні і тіж порушення Договором передбачені різні штрафні санкції, Покупець має право застосувати такі штрафні санкції за своїм вибором.

7.12. Payment of a penalty (fine, penalty fee) and/or compensation for damage, losses, expenses or other types of the performance bond does not release the Parties from fulfilling their obligations hereunder.

7.13. If the Buyer makes an advance payment and the Supplier fails to fulfil its obligations to deliver the Goods within the terms specified in this Contract and/or in the Buyer’s request for a refund of the paid funds in cases provided hereof, in addition to paying the specified penalties, the Supplier is obliged to return to the Buyer the money on the basis of a written demand, in the amount and within the terms specified in such demand. The return of money on the grounds specified in this clause is a monetary obligation of the Supplier, and the failure to return money is a debt of the Supplier. If the Supplier does not return the money within the time limits specified in the demand, the Supplier shall be obliged to return to the Buyer such paid funds taking into account the inflation index (not applicable to non-residents in Ukraine) as well as three percent per annum.

7.14. If the Goods delivery is subject to VAT, the penalties are accrued taking into account the fact that the amount, from which penalties are calculated, includes VAT.*

* (applicable if the Supplier is a VAT payer in Ukraine).

7.15. If the Contract provides for different penalties for the same violation, the Buyer is entitled to apply such penalties at his discretion.

VIII. Обставини непереборної сили

8.1. Сторони звільняються від відповідальності за невиконання або неналежне виконання зобов’язань за цим Договором у разі виникнення обставин непереборної сили, (форс-мажорних обставин), які не існували під час укладання Договору та виникли поза волею Сторін. Обставинами непереборної сили є надзвичайні та невідворотні обставини, що об’єктивно унеможливлюють виконання Стороною зобов’язань, передбачених умовами Договору (аварія, катастрофа, стихійне лихо, епідемія, епізоотія, війна тощо).

Не вважаються обставинами непереборної сили (форс-мажорними обставинами), зокрема, порушення зобов’язань контрагентами Сторони-правопорушника, відсутність на ринку потрібних для виконання зобов’язання товарів, відсутність у Сторони-боржника необхідних коштів, фінансова та економічна криза, дефолт, зростання офіційного та комерційного курсів іноземної валюти до національної валюти, тощо.

8.2. Сторона, що не може виконувати зобов’язання за цим Договором унаслідок дії обставин непереборної сили, (форс-мажорних обставин), повинна не пізніше ніж протягом 7 календарних днів з моменту їх виникнення повідомити у письмовій формі (відповідно до п. 11.18 Договору) або листом на електронну пошту, вказану у розділі XIV цього Договору, про це іншу Сторону. В такому повідомленні повинні бути вказана наступна інформація: конкретні обставини непереборної сили (форс-мажорні обставини), дата та місце виникнення таких обставин, їх очікувану тривалість (якщо таку можна визначити), та реквізити цього Договору (номер та дату).

Наслідком не повідомлення чи порушення строку повідомлення про обставини непереборної сили (форс-мажорні обставини) або відсутність інформації, яку повинно мати таке повідомлення, є втрата такою Стороною права посилатися на дії обставин непереборної сили, (форс-мажорні обставини), як причину невиконання чи порушення строків виконання зобов’язань, а також втрата права передбаченого п. 8.5. цього Договору.

VIII. Force Majeure

8.1. The Parties shall be exempt from liability for non-fulfillment or improper fulfillment of the obligations hereunder in the event of Force Majeure that did not exist at the time of this Contract conclusion and arose against the will of the Parties. Force Majeure are extraordinary and unavoidable circumstances that objectively make fulfillment of its obligations by the Party hereunder impossible (accident, catastrophe, natural disaster, epidemic, epizootic, war, etc.).

Circumstances including in particular the breach of obligations by the counterparties of the violating Party, absence on the market of goods required to fulfill the obligations, absence of the required funds of the violating Party, financial and economic crisis, default, growth of the official and commercial exchange rates of foreign currency to the national currency, etc. are not considered Force Majeure (force majeure circumstances).

8.2. No later than 7 calendar days from the date of its onset, a Party unable to fulfill its obligations hereunder due to Force Majeure shall notify the other Party in writing (pursuant to cl. 11.18 hereunder) by letter or via e-mail address, indicated in Section XIV hereof. Such notification shall include the following information: specific Force Majeure circumstances, date and place of such circumstances onset, their expected duration (if such can be determined), and details of this Contract (number and date).

Failure to notify or violation of the term for Force Majeure notification or absence of information that such notification should include, leads to loss of the right of such Party to invoke Force Majeure as a cause of non-fulfillment or violation of the terms of fulfillment of the obligations, as well as loss of right provided by cl. 8.5. hereof.

8.3. Доказом виникнення обставин непереборної сили (форс-мажорних обставин) та строку їх дії є відповідні документи, які видаються Торгово-промисловою палатою України або іншим уповноваженим на це органом державної влади України та/або уповноваженим на це органом країни розташування Сторони, яка постраждала внаслідок таких обставин, та/або країни у якій виникли такі обставини, внаслідок чого постраждала Сторона.

З такого документу повинно вбачатися, що він стосується неможливості виконання Стороною, яка посилається на обставини непереборної сили (форс-мажорні обставини), конкретних зобов’язань по Договору внаслідок дії таких обставини, із зазначенням конкретної обставини та тим, що така обставина є обставиною непереборної сили (форс-мажорною обставиною), місце, початок виникнення і строк дії такої обставини непереборної сили (форс-мажорної обставини), а також причинно-наслідковий зв’язок між обставиною непереборної сили (форс-мажорними обставинами) і неможливістю виконання такою Стороною своїх зобов’язань за цим Договором.

8.3.1. У випадку, якщо Сторона надає документи, що є доказом виникнення обставин непереборної сили (форс-мажорних обставин), видані іншим уповноваженим органом державної влади України, ніж Торгово-промислова палата, така Сторона зобов’язана надати документи, що підтверджують повноваження такого органу.

8.3.2. Якщо документ видається уповноваженими органами іноземних держав (не держави Україна), такий документ повинен бути легалізованим, якщо інше не передбачено законом або міжнародним договором України.

8.3.3. Сторона, яка надає документи, що видані уповноваженими органами іноземних держав (не держави Україна), повинна забезпечити їх переклад на українську мову.

8.3.4. Сторона, що не може виконувати зобов’язання за цим Договором унаслідок дії обставин непереборної сили (форс-мажорних обставин), зобов’язана не пізніше ніж протягом 30 календарних днів з моменту їх виникнення надати іншій Стороні докази виникнення обставин непереборної сили (форс-мажорних обставин), оформлені та видані згідно з вимогами п. 8.3 (п. 8.3.1-8.3.3.)

8.3. Evidence of Force Majeure and its duration is the relevant documents issued by Ukrainian Chamber of Commerce and Industry or by other authorised state body of the country of the Party affected by such circumstances, and/or the country, in which the circumstances that affected the Party arose.

This document shall demonstrate its relation to the impossibility of the Party referring to Force Majeure, to fulfil the specific obligations hereunder due to such circumstances, indicating the specific circumstance and the fact that such a circumstance is force majeure, the place, onset and duration of such Force Majeure circumstances, and the causal link between the Force Majeure and the impossibility of such Party to fulfill its obligations hereunder.

8.3.1 If the documents proving the occurrence of Force Majeure submitted by the Party are issued by other authorised state body than the Chamber of Commerce and Industry, then such Party shall provide documents confirming the authority of such body.

8.3.2 If the document is issued by the authorised bodies of foreign states (not the state of Ukraine), such a document shall be legalised, unless otherwise provided for by the law or international treaty of Ukraine.

8.3.3 The Party providing the documents issued by the authorised bodies of foreign states (not the state of Ukraine) shall ensure their translation into Ukrainian.

8.3.4 The party failing to fulfill its obligations under this Contract due to force majeure, undertakes to provide the other party with evidence of force majeure circumstances issued in accordance with the requirements of clauses 8.3 (8.3.1-8.3.) within 30 calendar days from the date of their occurrence”;

8.4. Ненадання документів, або невідповідності вимог до таких документів та/або інформації, яка повинна міститися у таких документах, відповідно до п. 8.3 Договору, позбавляє відповідну Сторону права посилатися на обставини непереборної сили (форс-мажорні обставини), як на підставу невиконання, неналежного виконання та/або порушення строку виконання договірних зобов’язань та звільнення від відповідальності, а також має наслідком втрату такою Стороною права, передбаченого п. 8.5. цього Договору.

8.5. У разі коли строк дії обставин непереборної сили продовжується більше ніж 60 днів поспіль та за умови виконання п.п. 8.2 -8.3 Договору , кожна із Сторін має право розірвати цей Договір. Договір припиняє свою дію з дати направлення повідомлення про розірвання Договору в односторонньому порядку якою вважається дата відправлення, зазначена в документі (в тому числі, але не виключно фіскальний чек, квитанція, накладна, опис вкладення в цінний лист, декларація) підприємства зв’язку, через яке надсилається таке повідомлення. Розірвання Договору в односторонньому порядку однією із Сторін не звільняє Сторін від відповідальності за порушення зобов’язань, які виникли до настання обставин непереборної сили (форс-мажорних обставин).

8.6. Оскільки Сторони уклали даний Договір під час дії в Україні воєнного стану, введеного з 05 години 30 хвилин 24 лютого 2022 року відповідно до Указу Президента України від 24 лютого 2022 року № 64/2022 «Про введення воєнного стану в Україні» в результаті військової агресії Російської Федерації проти України, Сторони усвідомлюють, що дана обставина не є обставиною непереборної сили (форс-мажорною обставиною) на дату укладання Договору і жодна зі Сторін не може посилатися на ці обставини як такі, що перешкоджають повному або частковому виконанню зобов’язань за Договором.

Якщо після укладання Договору виникнуть нові обставини, які будуть надзвичайними та невідворотними, та які об’єктивно унеможливлять виконання Стороною зобов’язань за Договором у зв’язку з військовою агресією Російської Федерації проти України, Сторони керуються п.п.8.1 – 8.5 цього Договору.

8.4. Failure to provide documents, or non- compliance of such documents and/or information that must be contained therein, with the requirements of paragraph 8.3 of the Contract, deprives the Party of the right to refer to force majeure as a ground for non-performance, improper performance or violation of contractual obligations and release from liability, and results in loss by such Party of its right, provided by cl. 8.5. hereof.

8.5. If the term of force majeure continues for more than 60 consecutive days and subject to the fulfillment of clauses 8.2-8.3 hereof, each of the Parties has the right to terminate this Contract. The Contract shall terminate from the date of sending a Contract unilateral termination notice, which is the date of sending, indicated in the document (including, but not limited to, fiscal check, receipt, delivery note, description of the registered mail, declaration) of the postal company, through which such notice is sent. Unilateral termination of the Contract by one of the Parties does not release the Parties from liability for violating the obligations that arose before the onset of force majeure circumstances.

8.6. Considering that the Parties made this Contract during the martial law regime in Ukraine, introduced from 05:30 AM on February 24, 2022 under the Presidential Decree No. 64/2022 dated February 24, 2022 “On the introduction of the martial law regime in Ukraine” resulting from a military aggression of the Russian Federation against Ukraine, the Parties are aware that this circumstance does not constitute a Force Majeure as of the date of the Contract conclusion and neither Party may refer to these circumstances as hindering the full or partial performance of its obligations hereunder.

If, after the Contract conclusion, new circumstances arise that are extraordinary and unavoidable, and which objectively make the Party’s fulfilment of its obligations hereunder impossible in connection with the military aggression of the Russian Federation against Ukraine, the Parties shall be guided by cl. 8.1-8.5 of this Contract.

IX. Вирішення спорів

9.1. У випадку виникнення спорів або розбіжностей, Сторони зобов’язуються вирішувати їх шляхом взаємних переговорів та консультацій.

9.2. У разі недосягнення Сторонами згоди шляхом переговорів:

Усі спори (розбіжності) чи вимоги, які виникають із цього Договору або у зв’язку з ним, у тому числі щодо його укладення, тлумачення, виконання, порушення, припинення чи недійсності, підлягають вирішенню у Міжнародному комерційному арбітражному суді при Торгово-промисловій палаті України згідно з його Регламентом.

Право, яке регулює цей Договір: право України.

Арбітражний суд складається з одного арбітра.

Місцем проведення засідання Арбітражного суду є місто Київ.

Мовою арбітражного розгляду є українська з перекладом на англійську.

X. Строк дії Договору

10.1. Договір набирає чинності з дати його підписання уповноваженими представниками Сторін та скріплення печатками Сторін (за наявності) і діє до 30.04.2029 року (включно).

10.2.Підписанням цього Договору Сторони підтверджують, що станом на дату укладання цього Договору Постачальник надав забезпечення виконання Договору, яке відповідає наступним вимогам:

забезпечення виконання зобов’язань по Договору здійснюється в один із способів:

(1) у формі грошових коштів. Сума грошових коштів, як забезпечення виконання зобов’язань по даному Договору повинна бути перерахована Постачальником на окремий рахунок, наданий Покупцем та повинна бути 5% від загальної вартості (ціни) Договору.

або

IX. Dispute Settlement

9.1 In the event of disputes or disagreements, the Parties undertake to settle them through mutual negotiations and consultations.

9.2. Should the Parties fail to reach agreement through negotiations:

All disputes (disagreements) or claims arising out of or in connection with this Contract, including its conclusion, interpretation, execution, violation, termination or invalidity, are subject to settlement in the International Commercial Arbitration Court at the Ukrainian Chamber of Commerce under its Rules.

This Contract shall be governed by the law of Ukraine.

The arbitral tribunal shall consist of one arbitrator.

The venue of the arbitration hearing is the city of Kyiv.

The language of arbitration proceedings is Ukrainian with translation into English.

X. Term of the Contract

10.1. This Contract comes in force effective from the date of its signing by the authorised representatives of the Parties and its sealing with the Parties’ seals (if available), and shall remain valid until 30.04.2029 (inclusive).

10.2. By signing this Contract, the Parties confirm that as of the date of this Contract conclusion, the Supplier has provided the Contract performance bond that meets the following requirements:

The Contract performance bond shall be secured in one of the following ways:

(1) in the form of cash funds. As a security of the Contract performance bond, the Supplier must transfer the funds in amount of 5% from the total Contract value (price) to the specific account identified by the Buyer.

Or

(2) надання банківської гарантії виконання зобов’язань по Договору. Банківська гарантія повинна відповідати вимогам, вказаним у ФОРМІ банківської гарантії як забезпечення виконання зобов’язань за договором закупівлі, яка є Додатком №6 до Договору, та її сума повинна бути 5% від загальної вартості (ціни) Договору.

10.3. У випадку надання Постачальником забезпечення виконання зобов’язань по Договору у формі грошових коштів, банківської гарантії виконання зобов’язань Покупець повертає Постачальнику таке забезпечення протягом 5 банківських днів з дня настання одного з випадків, зазначених нижче на реквізити Постачальника вказані в Договорі (для забезпечення виконання зобов’язань по Договору у формі грошових коштівабо шляхом направлення відповідної інформації) банку (для забезпечення виконання зобов’язань по Договору у формі банківської гарантії виконання зобов’язань ) у наступних випадках:

10.3.1. Після належного виконання Постачальником зобов’язань за Договору;

10.3.2. За рішенням суду щодо повернення забезпечення Договору у випадку визнання результатів процедури закупівлі / спрощеної закупівлі недійсними або Договору про закупівлю нікчемним;

10.3.3. В інших випадках, передбачених чинним законодавством України, що регулює публічні закупівлі.

XI. Інші умови

11.1. Зміни та доповнення в цей Договір можуть бути внесені лише за взаємною згодою Сторін, шляхом укладання додаткової угоди до цього Договору.

11.2. Договір може бути розірваний лише за згодою Сторін, крім випадків, встановлених цим Договором та чинним законодавством України.

(2) by a performance bond bank guarantee. The bank guarantee shall meet the requirements specified in the STANDARD FORM of a bank guarantee issued as a performance bond under the Contract, specified in the Appendix No. 6 hereto. Its amount shall be 5% of the total value (price) of the Contract.

10.3. If the Supplier secures the performance bond either in the form of cash or by the bank guarantee, the Buyer shall return such security to the Supplier to the Supplier’s bank account specified in the Contract (in case the performance bond under the Contract is provided in the form of cash) or by sending relevant information to the bank (in case the performance bond under the Contract is in the form of bank guarantee) within 5 banking days from the date of occurrence of one of the cases specified below:

10.3.1. After the Supplier has properly fulfilled its obligations under the Contract;

10.3.2. Under a court ruling regarding the return of the contract performance bond in case the results of the procurement procedure/simplified procurement are recognised invalid or the procurement Contract null and void;

10.3.3. In other cases stipulated by the currently valid laws of Ukraine regulating the public procurement.

XI. Miscellaneous

11.1. Amendments and additions to this Contract shall be made only by mutual agreement of the Parties by entering into a Supplement agreement to this Contract.

11.2. The Contract may be terminated only by consent of the Parties, except in cases established by this Contract and the currently valid laws of Ukraine.

11.3. Покупець має право відмовитися від Договору в односторонньому порядку в наступних випадках:

- ненадання Постачальником документів, що стосуються Товару та підлягають переданню разом з Товаром;

- якщо Постачальник передав меншу кількість Товару, ніж це встановлено даним Договором (в тому числі Покупець має право відмовитися від уже переданого Товару);

- якщо Постачальник передав Товар, який не відповідає комплекту/комплектності;

- якщо Постачальник передав Товар неналежної якості;

- в інших випадках, передбачених чинним законодавством України та цим Договором.

11.4. У випадку прийняття Покупцем рішення про відмову від Договору, з підстав, вказаних у п. 11.3 даного Договору, Покупець має право:

- письмово повідомити Постачальника про відмову від Договору в односторонньому порядку з зазначенням підстав прийняття такого рішення. В даному випадку повідомлення направляється в порядку, передбаченому у п.11.18 та Договір припиняє дію з дати направлення як це передбачено пунктом 11.18

- встановити Постачальнику строк, в який він зобов’язаний усунути недоліки, які призвели до прийняття рішення про відмову від Договору в односторонньому порядку. В такому випадку Покупець направляє Постачальнику письмове повідомлення з зазначенням недоліків та строку для усунення таких недоліків. Якщо недоліки не будуть усунуті в установлений Покупцем строк, Договір припиняє дію зі спливом строку, встановленого Покупцем для усунення недоліків.

11.5. Всі доповнення, специфікації і додатки до Договору є його невід’ємними частинами, якщо вони викладені в письмовій формі, підписані уповноваженими представниками Сторін та скріплені їх печатками (за наявності).

11.3. The Buyer has the right to withdraw from the Contract unilaterally in the following cases:

- failure of the Supplier to provide the documents related to the Goods, which are supposed to accompany the Goods;

- if the Supplier has transferred less amount of Goods than established by this Contract (the Buyer also has the right to reject the already transferred Goods);

- if the Supplier has delivered incomplete Goods;

- if the Supplier has delivered Goods of improper quality;

- in other cases, defined by the currently valid laws of Ukraine and this Contract.

11.4. If the Buyer decides to withdraw from the Contract on the grounds specified in clause 11.3 hereof, the Buyer has the right to:

- notify the Supplier in writing of the unilateral withdrawal from the Contract, indicating the grounds for such decision. In this case, the notice is sent under the procedure defined in clause 11.18. and the Contract terminates from the date of notice sending as defined in clause 11.18.

- set the term for the Supplier, within which it shall eliminate the deficiencies that led to the decision to unilaterally withdraw from the Contract. In this case, the Buyer shall send a written notice to the Supplier indicating the deficiencies and the term for their elimination. If the deficiencies are not eliminated within the term set by the Buyer, the Contract is terminated after the term for deficiencies elimination, set by the Buyer.

11.5. All additions, specifications, and appendices hereto are its integral parts, if made in writing, signed by the authorised representatives of the Parties, and sealed with their seals (if seals are available).

11.6. Постачальник не має права передавати свої права та обов`язки за Договором третім особам без письмової згоди Покупця.

11.7. Підписанням цього Договору Постачальник підтверджує, що він ознайомлений та погоджується з Інструкцією про порядок реєстрації виданих, повернутих і використаних довіреностей на одержання цінностей, затвердженою наказом Покупця.

11.8. При тлумаченні умов поставки за цим Договором застосовуються Міжнародні правила інтерпретації комерційних термінів ІНКОТЕРМС (редакція 2010 або 2020 року, про що вказується в Специфікації) з урахуванням умов поставки, визначених Сторонами у даному Договорі.

11.9. Договір, його зміст, не підлягають розголошенню або використанню Сторонами без згоди іншої Сторони, крім випадків передбачених чинним законодавством України.

11.9.1. Сторони домовилися та встановили, що інформація, отримана під час виконання Договору, зокрема інформація, що стосується адрес, пунктів приймання Товару, місць поставок Товару, вантажоотримувача, або інша інформація, яка стосується місць розташування виробничих об’єктів Покупця за цим Договором, являється конфіденційною інформацією та не підлягає розголошенню третім особам, за винятком відомостей, що підлягають розкриттю/ оприлюдненню відповідно до вимог чинного законодавства України та/або розкриттю на виконання законних вимог органів державної влади, контролюючих органів відповідно до вимог чинного законодавства України.

- Постачальник може передавати конфіденційну інформацію третім особам лише після отримання на це попередньої письмової згоди Покупця, якщо інше не передбачено цим Договором.

- Передача конфіденційної інформації, що створюється, складається, надсилається чи надається Сторонами відповідно до положень цього Договору електронною поштою здійснюється з використанням засобів криптографічного захисту інформації, що задовольняють обидві Сторони, та лише на електронні адреси Сторін, що зазначені у Розділі XIV Договору.

11.6. The Supplier is not entitled to assign its rights and obligations hereunder to the third parties without the written consent of the Buyer.

11.7. By signing this Contract, the Supplier confirms that it has read and agrees with the Guidelines on the procedure for registering the issued, returned, and used powers of attorney for receipts of the valuables, approved by the Buyer’s order.

11.8. When interpreting the delivery terms hereunder, the International rules for interpreting commercial terms INCOTERMS (2010 or 2020 revision, which will be defined in the Specification) shall apply, taking into account the terms of delivery defined by the Parties in this Contract.

11.9. The Contract and its content are not subject to disclosure or use by the Parties without the consent of the other Party, except in cases stipulated by the currently valid legislation of Ukraine.

11.9.1. The Parties agreed and established that the information obtained during the performance of the Contract, in particular information related to addresses, points of Goods acceptance, places of Goods delivery, consignee, or other information related to the locations of the Buyer’s production facilities hereunder, is confidential information and is not subject to disclosure to third parties, except for information that is subject to disclosure under the requirements of the currently valid laws of Ukraine and/or disclosure in compliance with the legal requirements of state authorities, supervising authorities under the requirements of the current laws of Ukraine.

- The Supplier may transfer confidential information to the third parties only upon Buyer’s prior written consent, unless otherwise provided for herein.

- The confidential information, created, compiled, sent, or provided by the Parties under the provisions hereof by e-mail shall be transferred using cryptographic information protection tools that satisfy both Parties, and only to the emails of the Parties specified in Section XIV hereof.

- Постачальник може передавати конфіденційну інформацію третім особам, за умови, що:

- Постачальник до такої передачі надав Покупцю повідомлення про передачу з зазначенням інформації про третю особу, якій надаватиметься інформація та яка пов’язана з виконанням Постачальником цього Договору та перелік конфіденційної інформації, що буде передано (розкрито);

- Постачальник зобов’язаний забезпечити, щоб третя особа, якій було передано конфіденційну інформацію, забезпечила захист такої конфіденційної інформації не менший ніж сам Постачальник;

- Відповідальність за незабезпечення чи неналежне забезпечення такою третьою особою захисту конфіденційної інформації та їх наслідків несе Постачальник.

- За розголошення конфіденційної інформації Покупця Постачальник несе відповідальність згідно з чинним законодавством України та цим Договором;

- За невиконання або неналежне виконання зобов’язань даного пункту Постачальник зобов’язаний відшкодовувати Покупцю шкоду, в тому числі збитки, спричинені таким невиконанням або неналежним виконанням.

- За невиконання або неналежне виконання зобов’язань даного пункту Постачальник зобов’язаний сплатити Покупцю штраф у розмірі 20% від загальної ціни Договору за кожен випадок порушення.

Сторони зобов’язуються виконувати свої обов’язки з охорони конфіденційної інформації, передбачені цим Договором, протягом п’яти років з дати її отримання незалежно від строку дії цього Договору.

11.9.2. Якщо Сторонами підписана Угода про про захист комерційної таємниці до цього Договору, умови даного пунку застосовуються в частині, що не суперечить умовам Угоди про захист комерційної таємниці.

- The Supplier may transfer Confidential Information to the third parties, provided that:

- Prior to such transfer, the Supplier provided the Buyer with a notice of transfer indicating information about the third party, to which the information will be provided and which is related to the Supplier’s fulfilment hereof, and a list of Confidential Information to be transferred (disclosed);

- The Supplier shall ensure that the third party, to which Confidential Information has been transferred, ensures that such Confidential Information is protected with measures, no less than the ones used by the Supplier;

- The Supplier is liable for failure to protect or improper protection of the Confidential Information by such a third party and for the consequences of it.

- The Supplier shall be liable for disclosure of the Buyer`s Confidential Information under the currently valid laws of Ukraine and this Contract;

- The Supplier must compensate the Buyer for non-performance or improper performance of the obligations of this clause, including damage, losses caused by such non-performance or improper performance.

- For non-fulfillment or improper fulfillment of the obligations of this clause, the Supplier must pay to the Buyer a 20% fine from the total Contract price for each case of violation.

The Parties undertake to fulfill their obligations on protecting confidential information, defined herein, for a period of five years from the date of its receipt, regardless of the Contract validity term.

11.9.2. If the Parties entered into the Trade Secret protection agreement prior to this Contract, the terms of this clause shall apply to the extent that does not contradict the terms of the Trade Secret protection agreement.

11.10. Відповідно до Податкового кодексу України Постачальник за даним Договором не є платником податку на прибуток та не є платником податку на додану вартість на загальних умовах; Покупець є платником податку на прибуток та податку на додану вартість на загальних умовах.

11.11.Взаємовідносини Сторін, не передбачені Договором, регулюються чинним законодавством України. Якщо в даному Договорі Сторони відступили від положень актів цивільного законодавства, врегулювавши свої відносини на власний розсуд, то пріоритет мають норми Договору.

11.12. Сторони зобов’язуються письмово повідомляти одна одну у випадку прийняття рішення про ліквідацію, реорганізацію або банкрутство однієї із Сторін у строк не пізніше 3-х календарних днів із дати прийняття такого рішення.

У разі зміни місцезнаходження, статусу платника податків Сторони, зміни електронної адреси, така Сторона зобов`язана письмово повідомити іншу Сторону протягом 3-х днів про такі зміни.

У разі зміни банківських реквізитів Сторін, така зміна оформляється шляхом укладання Сторонами додаткової угоди до Договору, яка підписується уповноваженими представниками Сторін та скріплюється печатками (за наявності).

11.13. Якщо Договором передбачено направлення листів, повідомлень в електронному вигляді на електронні адреси Сторін, такі листи, повідомлення вважаються належним чином направленими, якщо вони направлені в електронному вигляді на всі електронні адреси одночасно, вказані в розділі XIV даного Договору, якщо інше прямо не передбачено цим Договором.

11.14 Договір складений українською та англійською мовами в двох примірниках (1 примірник Постачальнику та 1 примірник Покупцю), які мають однакову юридичну силу. У разі розбіжностей між текстами на українській та англійській мовах, текст на українській мові має переважну силу

11.10. According to the Tax Code of Ukraine, the Supplier under this Contract is not a payer of income tax and is not a Value-Added Tax Payer on general grounds. The Buyer is a payer of income tax and Value Added Tax on general grounds.

11.11. Relations between the Parties, that are not defined by the Contract, shall be governed by the currently valid laws of Ukraine. If in this Contract the Parties have deviated from the provisions of civil laws, having settled their relations at their own discretion, then the norms of the Contract prevail.

11.12. The Parties shall notify each other in writing in the event a decision on liquidation, reorganization or bankruptcy of one of the Parties is made within 3 calendar days from the date of such decision.

In case of changes in the address, taxpayer’s status of a Party, change in the Party’s e-mail address, such Party shall notify the other Party in writing within 3 days of such changes.

In case of changes in the bank details of the Parties, such changes shall be made by entering into a Supplement agreement to the Contract, certified by the signatures and seals (if seals are available) of the authorised representatives of the Parties.

11.13. If the Contract provides for sending letters and messages in the electronic form to the e-mail addresses of the Parties, then such letters and messages shall be considered duly sent if they are sent in the electronic form simultaneously to all e-mail addresses specified in Section XIV hereof, if otherwise is not clearly defined in the Contract.

11.14. The Contract is made in Ukrainian and English in two copies (1 copy for the Supplier and 1 for the Buyer), which have equal legal force. In case of discrepancies between the texts in Ukrainian and English, the text in Ukrainian shall prevail.

11.14.1. Даний Договір, додатки та додаткові угоди до даного Договору, підписані уповноваженими представниками Сторін та скріплені печатками Сторін (за наявності), передані електронною поштою на електронні адреси Сторін, мають юридичну силу оригіналу, та підлягають подальшому обміну оригіналами і повинні бути направлені протягом 5 днів з дати направлення електронною поштою.

11.14.2. Цей Договір може бути укладений у вигляді Електронного документу, який створено та підписано уповноваженими представниками Сторін шляхом накладання кваліфікованого електронного підпису (далі – КЕП), відповідно до Умов врегулювання відносин електронного документообігу (Додаток №--- до Договору).*

*пункт застосовується, якщо Сторонами підписано Додаток №---.

11.15. У разі якщо під час виконання цього Договору Покупець виявляє факт пов’язаності Постачальника згідно з підпунктом 11.15.1 цього п.11.15 Договору під час проведення закупівлі, за результатами якої укладено цей Договір, Покупець має право в односторонньому порядку розірвати цей Договір, а у випадках, коли Покупець у зв’язку із особливістю предмета Договору не зможе реалізувати право на розірвання Договору без шкоди для себе Постачальник виплачує Покупцю штраф у розмірі 20% від вартості Товару.

11.15.1. Фактом пов’язаності Постачальника вважається ситуація, коли у процедурі закупівлі, за результатами якої було укладено цей Договір, Постачальник є або був пов’язаною особою з іншим учасником (учасниками) процедури закупівлі та/або Уповноваженою особою Покупця в значенні Закону України «Про публічні закупівлі», в редакції чинній на момент проведення закупівлі за цим Договором.

11.16. До оплати Постачальником штрафу, вказаного у п. 11.15 цього Договору, Покупець, на суму штрафу, має право притримати оплату за Товар.

11.14.1. This Contract, its appendices, and supplement agreements hereto, certified by the signatures and seals (if any) of authorised representatives of the Parties, sent via e-mail to the Parties’ e-mail addresses, have the legal force of the original, and are subject to further exchange of the originals within 5 days from the date of e-mailing.

11.14.2. This Contract may be made in the form of an Electronic document, which is created and signed by the authorised representatives of the Parties by applying a Qualified Digital Signature (hereinafter referred to as the QDS), under the terms of electronic document flow management (Appendix No.--- to the Contract).*

* this clause applies if the Parties have signed Appendix No.----.

11.15. If, during the performance of this Contract, the Buyer discovers the fact of the Supplier’s relation, as defined in para. 11.15.1 of this clause 11.15 hereof during the procurement, as a result of which this Contract was concluded, the Buyer has the right to unilaterally terminate this Contract, and in cases when due to the peculiarity of the Contract subject, the Buyer cannot exercise the right to terminate the Contract without prejudice to itself, the Supplier shall pay to the Buyer a 20% fine from the value of the Goods.

11.15.1. The fact of Supplier’s relation shall be considered a situation, when during the procurement procedure, under results of which this Contract was concluded, the Supplier was or is related with the other bidder/-s of the procurement procedure and/or with the Buyer’s authorised person in the meaning, given to term “relation” in the Law of Ukraine “On Public Procurement”, in the wording valid at the time of procurement under this Contract.

11.16. Before the Supplier pays the fine specified in clause 11.15 of this Contract, the Buyer has the right to withhold payment for Goods for the amount of that fine.

11.17. При розірванні Договору в односторонньому порядку Покупцем з підстав, зазначених в п. 11.15 Договору, Покупець письмово повідомляє Постачальника про розірвання Договору в односторонньому порядку з зазначенням підстав прийняття такого рішення.

В даному випадку Договір припиняє дію з дати відправлення повідомлення про розірвання Договору. Дата відправлення зазначена в документі (в тому числі, але не виключно фіскальний чек, квитанція, накладна, опис вкладення в цінний лист, декларація) підприємства зв`язку, через яке надсилається таке повідомлення.

11.18. Сторони домовилися, що у випадку направлення документів та/або листів та/або повідомлень однією Стороною іншій через підприємства зв’язку, такі документи та/або листи та/або повідомлення направляються листом з оголошеною цінністю з описом вкладення та вважаються отриманими в дату направлення. Датою направлення документів та/або листів та/або повідомлень є дата відправлення, яка зазначена в документах (фіскальний чек, накладна, опис вкладення в цінний лист) підприємства зв’язку, через яке надсилається таке повідомлення. (для резидентів України).

Сторони домовилися, що у випадку необхідності направлення документів та/або листів та/або повідомлень однією Стороною іншій, такі документи та/або листи та/або повідомлення направляються листом та вважаються отриманими в дату направлення. Датою направлення документів та/або листів та/або повідомлень є дата відправлення (накладна та/або декларація) підприємства, через яке надсилається таке повідомлення. (для нерезидентів в Україні).

Також Сторони домовилися, що документи та/або листи та/або повідомлення можуть бути передані однією Стороною іншій Стороні нарочно. У такому випадку підтвердженням надання документації та/або листів/повідомлень є особистий підпис уповноваженого представника Сторони про отримання документів та/або листів та/або повідомлень від іншої Сторони.

11.17. If the Contract is terminated unilaterally by the Buyer on the grounds specified in clause 11.15 of the Contract, the Buyer shall notify the Supplier in writing of the unilateral termination of the Contract, indicating the grounds for making such a decision.

In this case, the Contract shall terminate from the date of sending the termination notification. The date of the notification is the sending date, specified in the document (including, but not limited to, fiscal receipt, slip, delivery note, inventory of the registered mail, declaration) of the postal company, through which such notification was sent.

11.18. The Parties agreed that if one Party sends documents and/or letters and/or messages to another Party through the postal company, such documents and/or letters and/or messages shall be sent by recommended mails with inventory of the attachment and are considered received on the date of sending. The date of the documents and/or letters and/or messages is the sending date specified in the documents (fiscal receipt, delivery note, recommended letter with inventory of the attachment) of the postal company, through which such messages were sent (for residents of Ukraine).

The parties have agreed that if it is required to exchange the documents and/or letters and/or notifications, such documents and/or letters and/or notifications must be sent by post and are considered received on the date of sending. The date of documents and/or letters and/or messages is the sending date indicated on the document (delivery note and/or declaration) of the company, through which such messages are sent (for non-residents in Ukraine).

The Parties also agree that one Party may provide the documents and/or letters and/or notifications to the other Party by personal delivery. In such case, the personal signature of the Party`s authorised representative on the receipt serves the confirmation that the documents and/or letters and/or notifications from one Party were received by other Party.

11.19. Підписанням цього Договору Постачальник підтверджує повну і беззаперечну згоду з усіма умовами цього Договору, своєї тендерної пропозиції, а також з іншими умовами тендерної документації по процедурі закупівлі, за результатами якої укладено цей Договір, та зобов’язується виконувати такі умови.*

* Застосовується у випадку проведення закупівель, на які поширюється дія Закону України «Про публічні закупівлі» та за наявності тендерної документації по процедурі закупівлі, за результатами якої укладено цей Договір.

11.20. Сторони домовились дотримуватись вимог Санкційного застереження, яке є Додатком № 7 до Договору та його невід’ємною частиною.

11.21. Істотними умовами цього Договору є ціна, предмет та строк його дії, а також інші умови, якщо такі умови визначені Договором або чинними законодавством, як істотні умови Договору Інші умови Договору істотними не визнаються та можуть змінюватися відповідно до положень чинного законодавства України та цього Договору.

Істотні умови Договору не можуть змінюватися після його підписання до виконання зобов’язань Сторонами в повному обсязі, крім випадків передбачених чинним законодавством України про публічні закупівлі.

11.22. Якщо будь-яке положення цього Договору буде визнано в будь-якій мірі недійсним, то це не впливатиме на всі інші положення цього Договору і дійсність Договору. У таких випадках Сторони будуть зобов’язані негайно замінити таке положення іншим положенням, яке буде законним та може бути виконаним, і яке найбільше відповідатиме меті та економічному змісту того положення, яке було визнано недійсним, з дотриманням положень застосовного законодавства.

11.19. By signing this Contract, the Supplier confirms full and unconditional agreement with all the terms of this Contract, its tender offer, as well as with other terms of the tender documents, as a result of which this Contract was concluded, and undertakes to fulfill such conditions.*

* Applied in case the procurement is subject to the law of Ukraine “On public procurement” and in the presence of tender documents, as a result of which this Contract was concluded.

11.20. The parties agreed to comply with the requirements of the Sanctions warning, which is Appendix No. 7 to the Contract and is the integral part hereto.

11.21. The essential terms of this Contract are the price, subject and validity term, as well as other conditions, if such conditions are defined by the Contract or the currently valid legislation as essential terms. Miscellaneous terms of the Contract are not recognized as essential and may change in accordance with the provisions of the currently valid legislation of Ukraine and this Contract.

The essential terms of this Contract cannot be changed after the Contact is signed and until the Parties fulfil their obligations in full, with the exception to cases, defined by the currently valid legislation of Ukraine on public procurement.

11.22. If any provision of this Contract is found to be invalid to any extent, this shall not affect the other provisions of this Contract and the validity of the Contract. In such cases, the Parties shall be obliged immediately replace such provision with another legal and enforceable provision and that most closely corresponds to the purpose and economic content of the provision that has been found invalid, in compliance with the provisions of applicable law.

ХІІ. Антикорупційне застереження

12.1 При виконанні своїх зобов’язань за цим Договором, Сторони, їх афілійовані особи, працівники або посередники не виплачують, не пропонують і не дозволяють виплату будь-яких грошових коштів або передачу цінностей, прямо або опосередковано, будь-яким особам, для впливу на дії чи прийняття рішення цими особами з метою отримання будь-якої неправомірної вигоди.

12.2 При виконанні своїх зобов’язань за цим Договором, Сторони, їх афілійовані особи, працівники або посередники не здійснюють дії, що кваліфікуються застосовними для цілей цього Договору законодавством, як дача/отримання неправомірної вигоди, корупційне правопорушення, а також дії, що порушують вимоги законодавства про запобігання корупції та міжнародних актів про протидію легалізації (відмиванню) доходів, одержаних злочинним шляхом.

12.3. Кожна із Сторін цього Договору відмовляється від стимулювання будь-яким чином працівників іншої Сторони, в тому числі шляхом надання грошових сум, подарунків, безоплатного виконання на їх адресу робіт (послуг) та іншими, не пойменованими у цьому пункті способами, що ставить працівника в певну залежність і спрямованого на забезпечення виконання цим працівником будь-яких дій на користь стимулюючої його Сторони.

Під діями працівника, здійснюваними на користь стимулюючої його Сторони, маються на увазі:

- надання невиправданих переваг у порівнянні з іншими контрагентами;

- надання будь-яких гарантій;

- прискорення існуючих процедур (спрощення формальностей);

- інші дії, що виконуються працівником в рамках своїх посадових обов’язків, але йдуть врозріз з принципами прозорості та відкритості взаємин між Сторонами.

XII. Anti-Corruption Warning

12.1. During performance of their obligations hereunder, the Parties, their affiliates, employees or intermediaries shall not pay, offer to pay, and shall not allow paying any money or transfer of the values, directly or indirectly, to any persons, to influence the actions or decisions of such persons to obtain any illegal benefits or for other illegal purposes.

12.2. In fulfilling their obligations hereunder, the Parties, their affiliates, employees or intermediaries, shall not conduct activities that are qualified by law applicable to this Contract as giving/receiving bribe, commercial bribery, and the actions that violate the laws and international legislation on countering (laundering) of illegally obtained income.

12.3. In fulfilling their obligations hereunder, each Party shall waive inducing in any manner of the other Party’s employees including by means of granting sums of money, gifts, gratuitous performance of any work (rendering of any services to them) and other means not indicated in this clause, which bind employees somehow and force them to perform any actions in favour of the inducing Party.

Actions of employees performed in favour of the inducing Party include the following:

- granting unjustified advantages over other counterparties;

- providing any guarantees;

- acceleration of existing procedures (formalilties simplification);

any other actions performed by employees within their functions, however contradicting the principles of transparency and openness of relations between Parties.

12.4. У разі виникнення у Сторони підозр, що відбулося або може відбутися порушення будь-яких антикорупційних умов, відповідна Сторона зобов’язується повідомити іншу Сторону у письмовій формі. Після письмового повідомлення, відповідна Сторона має право призупинити виконання зобов’язань за цим Договором до отримання підтвердження, що порушення не відбулося або не відбудеться. Це підтвердження повинне бути надіслане протягом 5 (п’яти) робочих днів з дати направлення письмового повідомлення.

У письмовому повідомленні Сторона зобов’язана послатися на факти або надати матеріали, що достовірно підтверджують або дають підставу припускати, що відбулося або може відбутися порушення будь-яких положень цих умов контрагентом, його афілійованими особами, працівниками або посередниками виражається в діях, які кваліфікуються відповідним законодавством, як дача або одержання неправомірної вигоди, корупційне правопорушення, а також діях, що порушують вимоги законодавства про запобігання корупції та міжнародних актів про протидію легалізації доходів, отриманих злочинним шляхом.

12.5. Сторони цього Договору визнають проведення процедур щодо запобігання корупції і контролюють їх дотримання. При цьому Сторони докладають розумні зусилля, щоб мінімізувати ризик ділових відносин з контрагентами, які можуть бути залучені до корупційної діяльності, а також надають взаємне сприяння один одному в цілях запобігання корупції. При цьому Сторони забезпечують реалізацію процедур з проведення перевірок з метою запобігання ризиків залучення Сторін у корупційну діяльність.

12.6. З метою проведення антикорупційних перевірок Контрагент** зобов’язується не пізніше (5) п’яти робочих днів з моменту укладення цього Договору, а також у будь-який час протягом дії цього Договору за письмовим запитом надати Товариству* інформацію про перелік власників Контрагента, з врахуванням власників всіх рівнів (всього ланцюга), включаючи кінцевого бенефіціарного власника (контролера) за формою згідно з Додатком №2 до цього Договору з додаванням підтверджуючих документів (далі – Інформація).

У разі змін у переліку будь-якої ланки власників Контрагента**, включаючи кінцевого бенефіціарного власника (контролера) та (або) у виконавчих органах Контрагента зобов’язується не пізніше (5) п’яти робочих днів з дати внесення таких змін надати відповідну інформацію Товариству*.

Інформація надається на паперовому носії, завірена підписом посадової особи, яка є одноосібним виконавчим органом контрагента або уповноваженою на підставі довіреності особою і направляється на адресу Товариства шляхом поштового відправлення з описом вкладення. Датою надання Інформації є дата отримання Товариством поштового відправлення. Додатково Інформація надається на електронному носії.

12.4. In case the Party has any suspicions that during fulfillment of the obligations hereunder any violation of anti-corruption terms takes or may take place, the relevant Party shall provide the other Party a written notice indicating such fact. Upon written notification, the Party may suspend fulfilling obligations under this Contract until it receives confirmation that no violation occurred or will occur. Such confirmation must be sent within 5 (five) business days as of the sending date of the written notification.

In such written notice, the Party shall refer to facts or provide materials that reliably confirm or presuppose violation of such terms by the Contractor, its affiliates, employees or intermediaries and are qualified under applicable legislation as giving/receiving improper advantage, corruption offence, as well as actions violating applicable laws on corruption prevention and international regulations on anti-money laundering.

12.5. The Parties to this Contract recognise anti-corruption procedures and monitor their compliance. The Parties shall make reasonable efforts to minimise the risk of business relations with the contractual partners potentially involved in corruption and provide assistance to each other to prevent corruption. The Parties shall ensure the implementation of anti-corruption monitoring to prevent the risk of involvement of Parties in corrupt activities.

12.6. With the purpose of anti-corruption audits, within 5 (five) business days from the date of signing this Contract, and at any time during the term of this Contract, by written request of the Customer, the Contractor** shall provide to the Company* the information on the list of the Contractor’s owners, including owners of all levels (the entire chain), including the ultimate beneficiary owner (controller) as per the form specified in the Appendix No. 2 hereto, having attached the supporting documents (hereinafter - Information).

In case of any change in the Contractor’s** ownership structure, including the ultimate beneficiary owner (controller) and (or) change within the executive bodies, the Contractor shall provide the relevant information to the Company* no later than 5 (five) business days from the date of such change.

Information shall be provided on paper, signed by an official who is the sole executive body of Contractor or by the person having the signing authority under the power of attorney, and sent by mail to the Company`s address with the description of attachments included. The date of Information provision shall be the date when the Company has received it by mail. Additionally, Information shall be provided on electronic media.

12.7. Сторони визнають, що їх можливі неправомірні дії та порушення антикорупційних умов цього Договору можуть спричинити несприятливі наслідки - від зниження рейтингу надійності Контрагента до істотних обмежень щодо взаємодії з Контрагентом, до розірвання цього Договору.

12.8. Сторони гарантують здійснення належного розгляду за представленими в рамках виконання цього Договору фактами з дотриманням принципів конфіденційності та застосування ефективних заходів щодо усунення практичних труднощів та запобігання можливих конфліктних ситуацій.

12.9. Сторони гарантують повну конфіденційність при виконанні антикорупційних умов цього Договору, а також відсутність негативних наслідків як для Контрагента в цілому, так і для конкретних працівників Контрагента, які повідомили про факт порушення.

12.10. У разі відмови Контрагента від надання Інформації, яку визначено у цьому Договорі, фактичного ненадання такої інформації, надання інформації з порушенням строків, встановлених у цьому Договорі, або надання недостовірної Інформації, Товариство має право в односторонньому порядку відмовитися від виконання Договору шляхом направлення письмового повідомлення про припинення Договору через 5 (п’ять) робочих днів з моменту направлення повідомлення.

У разі надання Інформації не в повному обсязі, так само неподання Інформації зазначеної у формі (Додаток №2 до цього Договору) Товариство направляє повторний запит про надання Інформації за вказаною формою з метою доповнення відсутньої інформацією із зазначенням строків її надання. У разі неподання такої інформації, порушення строків її надання, а також надання недостовірної інформації Товариство має право в односторонньому порядку відмовитися від виконання Договору шляхом направлення письмового повідомлення про припинення Договору через 5 (п’ять) робочих днів з моменту направлення повідомлення.

12.11. Зазначена у цьому розділі умова є істотною умовою цього Договору відповідно до частини 1 ст. 638 ЦК України.

*Товариство – АТ «Укргазвидобування».

**Контрагент – особа з якою АТ «Укргазвидобування» укладено Договір.

12.7. The Parties recognise that their possible misconduct and violations of anti-corruption provisions of this Contract may result in adverse effects in the range from counterparty’s reduced reliability rating to significant restrictions on interaction with the counterparty, up to the termination of this Contract.

12.8. The Parties shall ensure the proper revision of the presented facts, within the framework of this Contract in compliance with the confidentiality principles and usage of effective measures to address the practical difficulties, and is aimed at preventing possible conflicts.

12.9. The Parties guarantee complete confidentiality during implementation of anti-corruption conditions of this Contract, and non-occurrence of the negative consequences for the Contractor in general, and for individual employees of the Contractor who have reported the facts of violations hereunder.

12.10. If the Contractor refuses to provide Information as defined herein, actually fails to provide such information, provides the information in violation of the terms set out in this section, or provides false information, the Company has the right to withdraw from performing the Contract by written notice on Contract termination. The Contract shall be terminated within five (5) business days from the date of notification.

Should the Contractor provide incomplete Information or fail to provide information indicated in the form (Appendix No. 2 hereto), the Company shall send a second request for Information to be provided per the specified form in order to supplement the missing information, specifying the information provision deadline. In case of failure to provide such information or violation of the provision terms, the Company is entitled to unilaterally withdraw from the Contract by a written notice of Contract termination within five (5) business days from the date of notification.

12.11. The condition referred to in this section make an essential condition of this Contract pursuant to Part 1 of Article 638 of Civil Code of Ukraine.

* Company denotes Ukrgasvydobuvannya JSC.

**Contractor denotes the entity with which Ukrgasvydobuvannya JSC has concluded the Contract.

XIII. Додатки до Договору

13.1. Додаток №1: Специфікація № 1.

13.2. Додаток №2: Форма – «Інформація про власників Контрагента, включаючи кінцевого бенефіціарного власника (контролера)».

13.3. Додаток №3: Графік поставки Товару

13.4. Додаток №4: Форма – «Акт приймання-передачі Товару».

13.5. Додаток №5: «Технічні характеристики Товару».

13.6. Додаток №6: «ФОРМА банківської гарантії як забезпечення виконання зобов’язань за договором закупівлі».

13.7. Додаток №7: «Санкційне застереження».

13.8. Додаток №8: Форма – «Акт заводської прийомки про проведення випробувань та /або інспекції готовності Товару до відвантаження».

XIV. Місцезнаходження та банківські

реквізити Сторін

ПОСТАЧАЛЬНИК

USA DENIMEX INCORPORATED

77042, TX Houston,

Wilcrest Dr 2825,Suite # 580

Phone: (346) 319-5779

Fax: (346) 319-5742

E-mail: denis.gurvitch@denimex.us

victor.hadiak@denimex.us

Wells Fargo Bank

Адреса банку: 11041 Westheimer Road

Houston, TX 77042

Telephone: 713 – 781-1982

Fax: 713 – 784-3605

Wire Routing Transfer Number (RTN): 121000248

Beneficiary Account Number (BNF): 8940629044

Beneficiary Account Name: USA Denimex Incorporated

SWIFT: WFBIUS6S

XIII. Appendices to the Contract

13.1. Appendix No. 1: Specification No.1

13.2. Appendix No. 2 - Form - “Information about the counterparty’s owners, including the ultimate beneficiary owner (controller)”.

13.3. Appendix No. 3: Goods Delivery Schedule

13.4. Appendix No. 4 - Certificate of Goods acceptance.

13.5. Appendix No. 5: Technical Specification of the Goods

13.6. Appendix No. 6 - TEMPLATE of performance bond bank guarantee under the procurement contract

13.7. Appendix No. 7: Sanctions Warning.

13.8. Appendix No. 8: Factory acceptance testing and/or inspection of the Goods readiness for shipment

XIV. Location and banking

details of the Parties

SUPPLIER

ПОСТАЧАЛЬНИК

USA DENIMEX INCORPORATED

77042, TX Houston,

Wilcrest Dr 2825,Suite # 580

Phone: (346) 319-5779

Fax: (346) 319-5742

E-mail: denis.gurvitch@denimex.us

victor.hadiak@denimex.us

Wells Fargo Bank

Адреса банку: 11041 Westheimer Road

Houston, TX 77042

Telephone: 713 – 781-1982

Fax: 713 – 784-3605

Wire Routing Transfer Number (RTN): 121000248

Beneficiary Account Number (BNF): 8940629044

Beneficiary Account Name: USA Denimex Incorporated

SWIFT: WFBIUS6S

від Постачальника:	від Постачальника:

/s/ Деніс Гурвіч / Деніс Гурвіч	/s/ Denis Gurvitch / Denis Gurvitch
Підпис	Signature
М.П	Stamp

ПОКУПЕЦЬ

Акціонерне товариство

«Укргазвидобування»

Адреса: 04053, Шевченківський р-н, м. Київ, вул. Кудрявська, 26/28

код ЄДРПОУ 30019775

ІПН 300197726657

Тел. +38-044- 461-47 -61

Телефон/Факс: +38-044- 461-29-94

Електронна адреса:

andrii.klimchuk@ugv.com.ua,

dmytro.gehelskyi@ugv.com.ua

АТ «Укрексімбанк»

вул. Антоновича, 127 м. Київ, 03150, Україна

IBAN UA583223130000026003000044082

S.W.I.F.T.: EXBSUAUX

АБ «УКРГАЗБАНК»

вул. Єреванська, 1 м. Київ, 03087, Україна

IBAN UA913204780000026006924874909

S.W.I.F.T.: UGASUAUK

від Покупця:

BUYER

Joint stock company “Ukrgasvydobuvannya”

Address: 04053, Shevchenkivsky Distr., Kyiv, Kudriavska, Str. 26/28

USR code 30019775

Individual Tax No. 300197726657

Tel. +38-044- 461-47 -61

Telephone /Fax: +38 -044- 461-29-94

E-mail:

andrii.klimchuk@ugv.com.ua,

dmytro.gehelskyi@ugv.com.ua

JSC «Ukreximbank»

Antonovycha street 127, Kyiv, 03150, Ukraine

IBAN UA583223130000026003000044082

S.W.I.F.T.: EXBSUAUX

PJSC JS BANK «UKRGASBANK»

Yerevanska street 1, Kyiv, 03087, Ukraine

IBAN UA913204780000026006924874909

S.W.I.F.T.: UGASUAUK

from the Buyer:

/s/ Роман Власенко / Роман Власенко /	/s/ Roman Vlasenko / Roman Vlasenko /
Підпис	Signature
М.П.	Stamp

Додаток №1

Appendix №1

До Договору / to the Contract № UGV 305/30-26_______________від / dated _______15.06.2026

СПЕЦИФІКАЦІЯ №1 / SPECIFICATION №1

Від / dated «_15__» _____06_________ 2026

№	Goods Description /Найменування, асортимент товару	UOM/Одиниця виміру	Q-ty/ К-ть	The unit price without VAT/Ціна за одиницю без ПДВ (USD/ Долар США)	The total price without VAT/Загальна вартість без ПДВ (USD/ Долар США)	VAT/ПДВ (USD/ Долар США)	The total price including VAT/Загальна вартість із ПДВ (USD/ Долар США)
1	Прилади для досліджень свердловин у відкритому стовбурі //Open Hole Logging Tools	set / к-т	2	6 124 431,47	12 248 862,94	-	-
The total price without VAT (USD)/ Загальна вартість без ПДВ (Долар США) 12 248 862,94
VAT/ПДВ							-
The total price including VAT/Загальна вартість із ПДВ							-

В складі двох комплектів/Include in two sets: Приладів для досліджень свердловин у відкритому стовбурі входять наступні прилади/ The following instruments are used for open-hole well logging
№	Goods Description /Найменування, асортимент товару	UOM/ Одиниця виміру	Q-ty/ К-ть	The unit price without VAT/Ціна за одиницю без ПДВ (USD/ Долар США)	The total price without VAT/Загальна вартість без ПДВ (USD/ Долар США)	VAT/ПДВ (USD/ Долар США)	The total price including VAT/Загальна вартість із ПДВ (USD/ Долар США)
1	Прилад телеметрії/інклінометрії і гамма каротажу (TIGR-N) //Telemetry/Inclinometer Gamma Ray Tool (TIGR-N)	еа/шт	4	119 006,03	476 024,12	-	-
2	Прилад спектрального гама каротажу (SGLT-N) //Gamma Ray Spectral Tool (SGLT-N)	еа/шт	4	131 960,58	527 842,32	-	-
3	Пристрій для калібрування приладу спектрального гама каротажу (SGLT-N) //Thorium blanket for calibration of Gamma Ray Spectral Tool (SGLT-N)	еа/шт	1	20 439,56	20 439,56	-	-
4	Прилад компенсованого нейтронного каротажу (CNLT-N) //Compensated neutron logging tool (CNLT-N)	еа/шт	4	108 749,73	434 998,92	-	-
5	Пристрій для калібрування приладу компенсованого нейтронного каротажу (CNLT-N) //Neutron calibration tank for Compensated neutron logging tool (CNLT-N)	еа/шт	1	19 115,64	19 115,64	-	-

6	Джерело іонізуючого випромінюванняAm241Be //Neutron radiation source Am241Be	еа/шт	2	232 956,25	465 912,50	-	-
7	Децентруюча ресора //Decentering spring	еа/шт	4	4 834,29	19 337,16	-	-
8	Прилад літо-щільнісного каротажу (LDLT-N) //Litho-density logging tool (LDLT-N)	еа/шт	4	235 056,36	940 225,44	-	-
9	Пристрій для калібрування приладу літо-щільнісного каротажу (LDLT-N) //Density calibration device for calibration of Litho density logging tool (LDLT-N)	еа/шт	1	20 521,93	20 521,93	-	-
10	Джерело іонізуючого випромінювання Cs137 //Density radiation source Cs137	еа/шт	2	27 736,96	55 473,92	-	-
11	Ручний пристрій для перенесення джерела іонізуючого випромінювання Cs137 //LDLT-N Handling tools for Density radiation source Cs137	еа/шт	2	2 722,36	5 444,72	-	-
12	Прилад багатозондового індукційного каротажу (AILT-N) //Array induction logging tool (AILT-N)	еа/шт	2	209 450,61	418 901,22	-	-
13	Пристрій для калібрування приладу багатозондового індукційного каротажу (AILT-N) //Array induction calibration ring for Array induction logging tool (AILT-N)	еа/шт	1	4 545,56	4 545,56	-	-
14	Прилад багатозондового бокового каротажу (ALLT-N) //High-Resolution Array Laterolog Logging Tool (ALLT-N)	еа/шт	2	303 037,58	606 075,16	-	-
15	Пристрій для калібрування приладу багатозондового бокового каротажу (ALLT-N) //Array laterolog simulator box and clamps tank for calibration of High-Resolution Array Laterolog Logging Tool (ALLT-N)	еа/шт	1	15 089,65	15 089,65	-	-
16	Прилад фокусованого мікробокового та мікрокаротажу (MSFL-N) //Micro Spherical Focus Logging Tool (MSFL-N)	еа/шт	4	72 873,69	291 494,76	-	-

17	Пристрій для калібрування приладу фокусованого мікробокового та мікрокаротажу (MSFL-N) //Test box for calibration of Micro Spherical Focus Logging Tool (MSFL-N)	еа/шт	1	10 321,95	10 321,95	-	-
18	Прилад індукційного каротажу (DIET-N) //Dual induction logging tool (DIET-N)	еа/шт	4	81 157,45	324 629,80	-	-
19	Пристрій для калібрування приладу індукційного каротажу (DIET-N) //Calibration device for calibration of Dual induction logging tool (DIET-N)	еа/шт	1	14 374,06	14 374,06	-	-
20	Прилад бокового каротажу (DLLT-N) //Dual Lateral Logging tool (DLLT-N)	еа/шт	4	167 448,49	669 793,96	-	-
21	Пристрій для калібрування приладу бокового каротажу (DLLT-N) //Calibration device for Dual Lateral Logging tool (DLLT-N)	еа/шт	1	9 378,61	9 378,61	-	-
22	Прилад кросдипольного акустичного каротажу (XDLT-N) //X-dipole sonic logging tool (XDLT-N)	еа/шт	4	238 323,19	953 292,76	-	-
23	---------	---	--	-	-	-	-
24	Прилад компенсованого акустичного каротажу (HDSL-N) //High-definition sonic logging tool (HDSL-N)	еа/шт	4	70 812,48	283 249,92	-	-
25	----------	---	--	-	-	-	-
26	включений до приладу телеметрії/інклінометрії і гамма каротажу (TIGR-N) поз.1/ Included into Telemetry/Inclinometer Gamma Ray Tool (TIGR-N) item 1	---	-	-	-	-	-
27	Пристрій для калібрування інклінометра в приладі телеметрії/інклінометрії і гамма каротажу (TIGR-N) //Inclinometer calibration device for Telemetry/Inclinometer Gamma Ray Tool (TIGR-N)	еа/шт	1	17 470,02	17 470,02	-	-
28	Прилад каверномір шестиважільний (SAC-N) //Six-arm caliper (SAC-N)	еа/шт	4	78 683.99	314 735,96	-	-

29	Пристрій для калібрування приладу каверномір шестиважільний (SAC-N) //Calibration device for Six-arm caliper tool (SAC-N)	еа/шт	1	3 945,71	3 945,71	-	-
30	Прилад вимірювання натягу збірки приладів, стискання збірки приладів, опору розчину, температури(TTMR-N) //Tension-temperature-mud resistivity tool (TTMR-N)	еа/шт	4	37 443,34	149 773,36	-	-
31	Пристрій для калібрування приладу вимірювання натягу збірки приладів, стискання збірки приладів, опору розчину, температури (TTMR-N) //Calibration device for Tension-temperature-mud resistivity tool (TTMR-N)	еа/шт	1	13 922,94	13 922,94	-	-
32	Каротажний реєстратор GallopStar //Surface acquisition system GallopStar	еа/шт	4	114 337,48	457 349,92	-	-
33	Локатор муфт (CCL-N) //Casing Collar Locator (CCL-N)	еа/шт	4	19 565,24	78 260,96	-	-
34	Кабельний наконечник (CAH-N) //Cable head (CAH-N)	еа/шт	8	15 026,03	120 208,24	-	-
35	Струмопровідний центратор (FCEN-N) //Feedthrough centralizer (FCEN-N)	еа/шт	8	19 912,12	159 296,96	-	-
36	Центратор (OCEN-N) //Overbody centralizer (OCEN-N)	еа/шт	8	13 502,91	108 023,28	-	-
37	Гнучкий перевідник (FJT-N)//Flexible joint tool (FJT-N)	еа/шт	8	31 034,91	248 279,28	-	-
38	Головка вільного обертання (SJT-N) //Swivel Joint tool (SJT-N)	еа/шт	4	36 370,73	145 482,92	-	-
39	Нижня заглушка (BN-N) //Bottom nose (BN-N)	еа/шт	8	5 314,05	42 512,40	-	-
40	Нижня заглушка для проходження уступів (HF-N)//Hole Finder (HF-N)	еа/шт	2	14 288,50	28 577,00	-	-
41	Мікроіміджер (MRIT-N) //Micro Resistive Imaging tool (MRIT-N)	еа/шт	2	637 032,28	1 274 064,56	-	-
42	Пристрій для калібрування мікроіміджеру (MRIT-N) //Calibration device for Micro Resistive Imaging tool (MRIT-N)	еа/шт	1	1 383,99	1 383,99	-	-
43	Випробувач пластів на кабелі (MIFT-N) //Modular formation pressure tester (MIFT-N)	еа/шт	2	1 172 326,08	2 344 652,16	-	-

44	Пристрій для калібрування Випробувача пластів на кабелі (MIFT-N) //Calibration device for modular formation tester (MIFT-N)	еа/шт	1	24 223,43	24 223,43	-	-
45	Набір приладдя для проведення досліджень на бурових трубах (TPL) //Tool pusher logging equipment (TPL)	set/к-т	1	73 210,39	73 210,39	-	-
46	12,7 мм (0,5ʺ) 6-ти реберний гумовий відхилювач (Stand-Off) //12.7 mm (0.5ʺ) 6-rib rubber stand-off	еа/шт	50	216,23	10 811,50	-	-
47	38,1 мм (1,5ʺ) 6-ти реберний гумовий відхилювач (Stand-Off) //38.1 mm (1.5ʺ) 6-rib rubber stand-off	еа/шт	50	216,23	10 811,50	-	-
48	63,5 мм (2.5ʺ) 6-ти реберний гумовий відхилювач (Stand-Off) //63.5 mm (2.5ʺ) 6-rib rubber stand-off	еа/шт	50	216,23	10 811,50	-	-
49	Імітатор каротажного кабелю 7000 м //logging cable simulator, 7000 m.	еа/шт	1	7 622,62	7 622,62	-	-
50	Провід для з'єднання приладів між собою, довжиною 1 м //1m long wire for tools connection	еа/шт	4	1 491,51	5 966,04	-	-
51	Монтажний стіл для монтажу приладів над гирлом свердловини //Mounting table for tools assembling above the wellhead	еа/шт	2	1 417,18	2 834,36	-	-
52	Ящик інструментів для роботи з приладами відкритого стовбуру //Tool box for working with open-hole logging tools	еа/шт	2	1 765,65	3 531,30	-	-
53	Ручний пристрій для перенесення джерела іонізуючого випромінювання Am241Be //CNLT-N handling tool for neutron radiation source Am241Be	еа/шт	2	2 308,50	4 617,00	-	-

1.Загальна вартість Товару, що постачається за цією Специфікацією складає до 12 248 862,94 Доларів США (дванадцять мільйонів двісті сорок вісім тисяч вісімсот шістдесят два Долара США 94 цента).

Вартість Товару по даній Специфікації включає витрати на пакування, завантаження, монтажні матеріали для транспортування, транспортні витрати, витрати отримання сертифікату походження Товару, митні витрати понесені Постачальником при митному оформлені Товару, а також усі мита, податки та інші обов’язкові платежі, які оплачуються Постачальником при експорті Товару.

1.The total cost of Goods supplied under this Specification amounts to 12 248 862,94 USD (twelve million two hundred forty eight thousand eight hundred sixty two USD 94 cents).

The price of the Goods according to this Specification includes the costs of packaging, loading, fastening materials for transportation, transportation costs, the costs of obtaining the certificate of Goods origin, customs clearance costs incurred by the Supplier during customs clearance of the Goods, as well as all fees, taxes and other mandatory payments paid by the Supplier during exporting the Goods.

2.Умови поставки Товару: DAP Incoterms 2010 склад (станція) відповідно до п.10.1 цієї Специфікації.	2.Delivery conditions: DAP Incoterms 2010 (warehouse) accordance with the clause 10.1 of this Specification.

3.Строк поставки Товару: Відповідно до Графіка поставки Товару, що є Додатком №3 до Договору.

При поставці Товару Постачальник повинен:

1. Провести для працівників Покупця вхідний інструктаж онлайн щодо експлуатації обладнання, роботи з програмним забезпеченням, веденням планового ТО, ремонтів протягом 7 днів від дати поставки товару.

Можливе проведення інструктажу офлайн.

2. Надати програмне забезпечення, яке є ліцензійним та сумісним з обладнанням. Термін дії ліцензії програмного забезпечення – необмежений.

3. Надати програмне забезпечення сумісне з обладнанням для проведення інтерпретації;

4. Надати копії сертифікатів повірок та/або калібрування;

5. Надати копії інструкції з технічного обслуговування та ремонту (механічні схеми та електричні, схеми збірки).

3.Term of delivery: In accordance with the Goods delivery Schedule, which is Appendix No. 3 to the Contract.

Upon delivery of the goods, the Supplier is required to:

1. Provide the Purchaser’s staff with an online induction on the operation of the equipment, use of the software, and the performance of scheduled maintenance and repairs within 7 days of the delivery date.

Offline training is also possible.

2. Provide licensed software that is compatible with the equipment. The software licence shall be valid indefinitely.

3. Provide software compatible with the equipment for data processing;

4. Provide copies of verification and/or calibration certificates;

5. Provide copies of the maintenance and repair manual (mechanical and electrical diagrams, assembly diagrams).

4.Умови та строки оплати: Оплата по факту поставки протягом 30 календарних днів з дати підписання Сторонами Акту прийому –передачі Товару або видаткової накладної та надання інших документів, вказаних в п.4.1 Договору.	4. Payment terms and conditions: Payment upon delivery of the Goods within 30 calendar days from the date of signing by the Parties of the act of acceptance and transfer of the Goods or the invoice and other documents specified in clause 4.1 of the Agreement
5. Гарантія на Товар складає 24 місяці з дати вводу в експлуатацію товару і не є меншою від гарантійного строку виробника.	5.Goods warranty: The warranty for the product (subject of purchase) is 24 months from the date of commissioning of the product and is not less than the manufacturer's warranty period.
6.Виробник Товару, країна походження Товару: Xi'an GOWell Petroleum Equipment Co., Ltd., КНР	6.Goods Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd., PRC
7. Рік виготовлення Товару – не більше 12 місяців з дати виготовлення Товару на дату поставки. Товар є новим (не відновленим) та таким, що не був у використанні.	7.Year of Goods manufacture- no more than 12 months from the date of manufacture of the Goods to the date of delivery. The Goods are new (not refurbished) and unused.

8.Вимоги до тари та упаковки: Упаковка і маркування Товару відповідають встановленим правилам, стандартам і технічним умовам Товару. Тара (упаковка) забезпечує повну цілісність Товару при транспортуванні усіма видами транспорту, Вартість тари (упаковки) включено в загальну вартість (ціну) товару. Тара (упаковка) – незворотна.	8.Packaging requirements: Packaging and labeling of the Goods comply with the established rules, standards and technical conditions of the Goods. Packaging ensures the complete integrity of the Goods during transportation by all modes of transport. The cost of packaging is included in the total cost (price) of the Goods. Packaging is non-returnable.
9. Реквізити вантажовідправника: USA DENIMEX INCORPORATED Address77042, TX Houston, Wilcrest Dr 2825,Suite # 580	9.Consignor`s details: USA DENIMEX INCORPORATED Address: 77042, TX Houston, Wilcrest Dr 2825,Suite # 580

10. Реквізити вантажоотримувача: АТ «Укргазвидобування» Адреса: 04053, Шевченківський р-н, м.Київ, вул. Кудрявська, 26/28

10.1. Місце поставки: Україна, м. Харків або Україна, с. П’ятничани, Львівської обл.

10.Consignee`s details: Joint stock company “Ukrgasvydobuvannya” Address: 04053, Shevchenkivsky Distr., Kyiv, Kudriavska, Str. 26/28

10.1. Delivery location: Ukraine, c. Kharkiv or Ukraine village Pyatnychany, Lviv region.

11. У разі, якщо код УКТ ЗЕД імпортованого Товару, вказаний в митній декларації (МД), відрізняється від коду УКТ ЗЕД імпортованого Товару, який вказаний у цій Специфікації, Постачальник зобов’язується надати разом з актом приймання-передачі або видатковою накладною копії митних декларацій (МД) на підтвердження кодів УКТ ЗЕД імпортованих Товарів. (для резидентів України).	11.If the UCG FTA code of the imported Goods specified in the customs declaration (CD) differs from the UCG FTA of the imported Goods specified in this Specification, the Supplier shall provide copies of customs declarations (CD) and the Certificae of Goods acceptance or delivery note to confirm the UCG FTA codes of the imported Goods (for residents of Ukraine).
12. Ця Специфікація є невід’ємною частиною вищевказаного Договору.	12.This Specification is an integral part of the above Contract.
13. Ця Специфікація складена в 2-х примірниках (1 примірник Постачальнику та 1 примірник Покупцю).	13.This Specification is made in 2 (two) copies) (1 copy for the Supplier and 1 copy for the Buyer).

Підписи Сторін / Signatures of the Parties:

Від ПОСТАЧАЛЬНИКА/On behalf of the SUPPLIER:	Від ПОКУПЦЯ/ On behalf of the BUYER:

/s/ Denis Gurvitch / Denis Gurvitch /	/s/ Roman Vlasenko / Roman Vlasenko/
М.П. / Seal	М.П. / L.S.

Додаток №2

Appendix №2

До Договору / to the Contract № ____305/30 - 26_____________від / dated ___________15.06.2026

ФОРМА/FORM

Початок форми / beginning of form

Інформація про власників Контрагента*, включаючи кінцевого бенефіціарного власника (контролера)

Information on Counterparty`s* ownership structure, including ultimate beneficiary owner (controller)

із зазначенням всього ланцюжка власників, включаючи кінцевих бенефіціарних власників (контролерів)

(Indicating entire ownership chain, including ultimate beneficiaries owners (controllers)

станом на/ as of «____»________20___р.

Найменування організації (найменування, місцезнаходження, ІПН) Legal entity name (name, location, tax ID)	Власники (акціонери) організації, із зазначенням частки в% (найменування, місцезнаходження) Legal entity owners (shareholders); indicate share % (name, location)	Підтверджуючі документи, найменування реквізити, паспортні дані Confirmation documents, name, details, passport details
I. Підприємство-Контрагент І. Counterparty

II. Юридичні особи, які є власниками організації – Контрагента ІІ. Legal entities that are Counterparty’s owners

III. Юридичні особи, які є власниками наступних рівнів (до кінцевих) ІІІ. Legal entities that are owners at the following ownership levels (up to ultimate owners)

IV. Кінцевий бенефіціарний власник (контролер) ІV. Ultimate beneficiary owner (controller)

Примітка	Note

Для власників / бенефіціарів / акціонерів фізичних осіб вказати ПІБ, РНОКПП, паспортні дані та частку в %

Для власників / акціонерів юридичних осіб вказати:

- найменування, форму власності, ІНП, місцезнаходження та частку в % в організації

- вказати своїх власників (до кінцевих)

Indicate full name; tax ID, passport details of owners, beneficiaries and shareholders who are physical persons, including their share %.

For owners/shareholders that are legal entities, indicate the following:

- Name, form of ownership, tax ID, location and % of company share.

- Indicate owners (up to ultimate owners).

Достовірність та повноту даної інформації підтверджую.

Hereby confirm the authenticity and completeness of this information

Від КОНТРАГЕНТА / From the COUNTERPARTY

(посада)	(підпис)	(ПІБ)
м.п. (дата)

 * Контрагент – особа, з якою АТ «Укргазвидобування» укладено Договір.

 * Counterparty – a person with whom JSC «Ukrgasvydobuvannya» has entered into a Contract.

_________________________Кінець форми /end of form __________________________________

Підписи Сторін / Signatures of the Parties

Від ПОСТАЧАЛЬНИКА/	Від ПОКУПЦЯ/
On behalf of the SUPPLIER:	On behalf of the BUYER:

/s/ Denis Gurvitch / Denis Gurvitch /	/s/ Roman Vlasenko / Roman Vlasenko /
М.П. / L.S.	М.П. / L.S.

Додаток №3

Appendix №3

До Договору / to the Contract № UGV __305/30-26_______________від / dated ___________15.06.2026

ГРАФІК ПОСТАВКИ / DELIVERY SCHEDULE

Від / dated «15» 06______________ 2026.

Порядковий номер позиції згідно Додатку 1/ Item number as per Annex 1	Найменування товару/Name of goods:	Кількість товару, одиниця виміру/ Quantity,UOM	Строк поставки/Time of delivery
Перша поставка/First delivery
1	Прилад телеметрії/інклінометрії і гамма каротажу (TIGR-N) //Telemetry/Inclinometer Gamma Ray Tool (TIGR-N)	2 шт/pcs	протягом 320 календарних днів з моменту підписання договору/ within 320 calendar days from the date of conclusion of the Contract
2	Прилад спектрального гама каротажу (SGLT-N) //Gamma Ray Spectral Tool (SGLT-N)	2 шт/pcs
3	Пристрій для калібрування приладу спектрального гама каротажу (SGLT-N)//Thorium blanket for calibration of Gamma Ray Spectral Tool (SGLT-N)	1 штука
4	Прилад компенсованого нейтронного каротажу (CNLT-N)//Compensated neutron logging tool (CNLT-N)	2 шт/pcs
5	Пристрій для калібрування приладу компенсованого нейтронного каротажу (CNLT-N) //Neutron calibration tank for Compensated neutron logging tool (CNLT-N)	1 шт/pcs
6	Джерело іонізуючого випромінюванняAm241Be //Neutron radiation source Am241Be	1 шт/pcs
7	Децентруюча ресора //Decentering spring	2 шт/pcs
8	Прилад літо-щільнісного каротажу (LDLT-N) //Litho-density logging tool (LDLT-N)	2 шт/pcs
9	Пристрій для калібрування приладу літо-щільнісного каротажу (LDLT-N) //Density calibration device for calibration of Litho density logging tool (LDLT-N)	1 шт/pcs
10	Джерело іонізуючого випромінювання Cs137 //Density radiation source Cs137	1 шт/pcs
11	Ручний пристрій для перенесення джерела іонізуючого випромінювання Cs137 //LDLT-N Handling tools for Density radiation source Cs137	1 шт/pcs
16	Прилад фокусованого мікробокового та мікрокаротажу (MSFL-N)//Micro Spherical Focus Logging Tool (MSFL-N)	2 шт/pcs
17	Пристрій для калібрування приладу фокусованого мікробокового та мікрокаротажу (MSFL-N) //Test box for calibration of Micro Spherical Focus Logging Tool (MSFL-N)	1 шт/pcs
18	Прилад індукційного каротажу (DIET-N) //Dual induction logging tool (DIET-N)	2 шт/pcs
19	Пристрій для калібрування приладу індукційного каротажу (DIET-N) //Calibration device for calibration of Dual induction logging tool (DIET-N)	1 шт/pcs
20	Прилад бокового каротажу (DLLT-N) // Dual Lateral Logging tool (DLLT-N)	2 шт/pcs

21	Пристрій для калібрування приладу бокового каротажу (DLLT-N)//Calibration device for Dual Lateral Logging tool (DLLT-N)	1 шт/pcs
24	Прилад компенсованого акустичного каротажу (HDSL-N)//High-definition sonic logging tool (HDSL-N)	2 шт/pcs
25	--------------	-
26	включений до приладу телеметрії/інклінометрії і гамма каротажу (TIGR-N) поз.1.// Included into Telemetry/Inclinometer Gamma Ray Tool (TIGR-N) item 1	-
27	Пристрій для калібрування інклінометра в приладі телеметрії/інклінометрії і гамма каротажу (TIGR-N)//Inclinometer calibration device for Telemetry/Inclinometer Gamma Ray Tool (TIGR-N)	1 шт/pcs
28	Прилад каверномір шестиважільний (SAC-N) //Six-arm caliper (SAC-N)	2 шт/pcs
29	Пристрій для калібрування приладу каверномір шестиважільний (SAC-N)//Calibration device for Six-arm caliper tool (SAC-N)	1 шт/pcs
30	Прилад вимірювання натягу збірки приладів, стискання збірки приладів, опору розчину, температури(TTMR-N)//Tension-temperature-mud resistivity tool (TTMR-N)	2 шт/pcs
31

Пристрій для калібрування приладу вимірювання натягу збірки приладів, стискання збірки приладів, опору розчину, температури (TTMR-N)

//Calibration device for Tension-temperature-mud resistivity tool (TTMR-N)

1 шт/pcs
32	Каротажний реєстратор GallopStar //Surface acquisition system GallopStar	2 шт/pcs
33	Локатор муфт (CCL-N) //Casing Collar Locator (CCL-N)	2 шт/pcs
34	Кабельний наконечник (CAH-N) //Cable head (CAH-N)	4 шт/pcs
35	Струмопровідний центратор (FCEN-N) //Feedthrough centralizer (FCEN-N)	4 шт/pcs
36	Центратор (OCEN-N) //Overbody centralizer (OCEN-N)	4 шт/pcs
37	Гнучкий перевідник (FJT-N) //Flexible joint tool (FJT-N)	4 шт/pcs
38	Головка вільного обертання (SJT-N) //Swivel Joint tool (SJT-N)	2 шт/pcs
39	Нижня заглушка (BN-N) //Bottom nose (BN-N)	4 шт/pcs
45	Набір приладдя для проведення досліджень на бурових трубах (TPL)//Tool pusher logging equipment (TPL)	1 к-т/set
46	12,7 мм (0,5ʺ) 6-ти реберний гумовий відхилювач (Stand-Off)//12.7 mm (0.5ʺ) 6-rib rubber stand-off	25 шт/pcs
47	38,1 мм (1,5ʺ) 6-ти реберний гумовий відхилювач (Stand-Off)//38.1 mm (1.5ʺ) 6-rib rubber stand-off	25 шт/pcs
48	63,5 мм (2.5ʺ) 6-ти реберний гумовий відхилювач (Stand-Off)//63.5 mm (2.5ʺ) 6-rib rubber stand-off	25 шт/pcs
49	Імітатор каротажного кабелю 7000 м// logging cable simulator, 7000 m.	1 шт/pcs
50	Провід для з'єднання приладів між собою, довжиною 1 м //1m long wire for tools connection	2 шт/pcs
51	Монтажний стіл для монтажу приладів над гирлом свердловини//Mounting table for tools assembling above the wellhead	1 шт/pcs
52	Ящик інструментів для роботи з приладами відкритого стовбуру//Tool box for working with open-hole logging tools	1 шт/pcs
53	Ручний пристрій для перенесення джерела іонізуючого випромінювання Am241Be// CNLT-N handling tool for neutron radiation source Am241Be	1 шт/pcs

Друга поставка/second delivery
22	Прилад кросдипольного акустичного каротажу (XDLT-N)//X-dipole sonic logging tool (XDLT-N)	2 шт/pcs	протягом 360 календарних днів з моменту підписання договору/ within 360 calendar days from the date of conclusion of the Contract
23	-----------	-
Третя поставка/third delivery
1	Прилад телеметрії/інклінометрії і гамма каротажу (TIGR-N) //Telemetry/Inclinometer Gamma Ray Tool (TIGR-N)	2 шт/pcs	протягом 540 календарних днів з моменту підписання договору/ within 540 calendar days from the date of conclusion of the Contract
2	Прилад спектрального гама каротажу (SGLT-N) //Gamma Ray Spectral Tool (SGLT-N)	2 шт/pcs
4	Прилад компенсованого нейтронного каротажу (CNLT-N)//Compensated neutron logging tool (CNLT-N)	2 шт/pcs
6	Джерело іонізуючого випромінюванняAm241Be//Neutron radiation source Am241Be	1 штука
7	Децентруюча ресора//Decentering spring	2 шт/pcs
8	Прилад літо-щільнісного каротажу (LDLT-N) //Litho-density logging tool (LDLT-N)	2 шт/pcs
10	Джерело іонізуючого випромінювання Cs137 //Density radiation source Cs137	1 шт/pcs
11	Ручний пристрій для перенесення джерела іонізуючого випромінювання Cs137//LDLT-N Handling tools for Density radiation source Cs137	1 шт/pcs
16	Прилад фокусованого мікробокового та мікрокаротажу (MSFL-N)//Micro Spherical Focus Logging Tool (MSFL-N)	2 шт/pcs
18	Прилад індукційного каротажу (DIET-N) //Dual induction logging tool (DIET-N)	2 шт/pcs
20	Прилад бокового каротажу (DLLT-N) //Dual Lateral Logging tool (DLLT-N)	2 шт/pcs
24	Прилад компенсованого акустичного каротажу (HDSL-N)//High-definition sonic logging tool (HDSL-N)	2 шт/pcs
26	включений до приладу телеметрії/інклінометрії і гамма каротажу (TIGR-N) поз.1.// Included into Telemetry/Inclinometer Gamma Ray Tool (TIGR-N) item 1	---
28	Прилад каверномір шестиважільний (SAC-N) //Six-arm caliper (SAC-N)	2 шт/pcs
30	Прилад вимірювання натягу збірки приладів, стискання збірки приладів, опору розчину, температури(TTMR-N)//Tension-temperature-mud resistivity tool (TTMR-N)	2 шт/pcs
32	Каротажний реєстратор GallopStar//Surface acquisition system GallopStar	2 шт/pcs
33	Локатор муфт (CCL-N)//Casing Collar Locator (CCL-N)	2 шт/pcs
34	Кабельний наконечник (CAH-N)//Cable head (CAH-N)	4 шт/pcs
35	Струмопровідний центратор (FCEN-N)//Feedthrough centralizer (FCEN-N)	4 шт/pcs
36	Центратор (OCEN-N)//Overbody centralizer (OCEN-N)	4 шт/pcs
37	Гнучкий перевідник (FJT-N)//Flexible joint tool (FJT-N)	4 шт/pcs
38	Головка вільного обертання (SJT-N) //Swivel Joint tool (SJT-N)	2 шт/pcs
39	Нижня заглушка (BN-N)//Bottom nose (BN-N)	4 шт/pcs
40	Нижня заглушка для проходження уступів (HF-N) //Hole Finder (HF-N)	2 шт/pcs

41	Мікроіміджер (MRIT-N)//Micro Resistive Imaging tool (MRIT-N)	2 шт/pcs
42	Пристрій для калібрування мікроіміджеру (MRIT-N) //Calibration device for Micro Resistive Imaging tool (MRIT-N)	1 шт/pcs
46	12,7 мм (0,5ʺ) 6-ти реберний гумовий відхилювач (Stand-Off)//12.7 mm (0.5ʺ) 6-rib rubber stand-off	25 шт/pcs
47	38,1 мм (1,5ʺ) 6-ти реберний гумовий відхилювач (Stand-Off)//38.1 mm (1.5ʺ) 6-rib rubber stand-off	25 шт/pcs
48	63,5 мм (2.5ʺ) 6-ти реберний гумовий відхилювач (Stand-Off)//63.5 mm (2.5ʺ) 6-rib rubber stand-off	25 шт/pcs
50	Провід для з'єднання приладів між собою	2 шт/pcs
51	Монтажний стіл для монтажу приладів над гирлом свердловини/	1 шт/pcs
52	Ящик інструментів для роботи з приладами відкритого стовбуру	1 шт/pcs
53	Ручний пристрій для перенесення джерела іонізуючого випромінювання Am241Be //CNLT-N handling tool for neutron radiation source Am241Be	1 шт/pcs
Четверта поставка/forth delivery
12	Прилад багатозондового індукційного каротажу (AILT-N)//Array induction logging tool (AILT-N)	2 шт/pcs	протягом 720 календарниз днів з моменту підписання договору/ within 720 calendar days from the date of conclusion of the Contract
13	Пристрій для калібрування приладу багатозондового індукційного каротажу (AILT-N)//Array induction calibration ring for Array induction logging tool (AILT-N)	1 шт/pcs
14	Прилад багатозондового бокового каротажу (ALLT-N) //High-Resolution Array Laterolog Logging Tool (ALLT-N)	2 шт/pcs
15	Пристрій для калібрування приладу багатозондового бокового каротажу (ALLT-N) //Array laterolog simulator box and clamps tank for calibration of High-Resolution Array Laterolog Logging Tool (ALLT-N)	1 шт/pcs
22	Прилад кросдипольного акустичного каротажу (XDLT-N)//X-dipole sonic logging tool (XDLT-N)	2 шт/pcs
П’ята поставка/fifth delivery
43	Випробувач пластів на кабелі (MIFT-N) //Modular formation pressure tester (MIFT-N)	2 шт/pcs	протягом 900 календарних днів з моменту підписання договору/ within 900 calendar days from the date of conclusion of the Contract
44	Пристрій для калібрування Випробувача пластів на кабелі (MIFT-N) //Calibration device for modular formation tester (MIFT-N)	1 шт/pcs

Підписи Сторін / Signatures of the Parties

Від ПОСТАЧАЛЬНИКА/	Від ПОКУПЦЯ/
On behalf of the SUPPLIER:	On behalf of the BUYER:

/s/ Denis Gurvitch / Denis Gurvitch /	/s/ Roman Vlasenko / Roman Vlasenko /
М.П. / L.S.	М.П. / L.S.

Додаток №4

Appendix №4

До Договору / to the Contract № UGV ___305/30-26______________від / dated ___________15.06.2026

 Форма/Form

Початок форми / beginning of form

Delivery-Acceptance Certificate of Goods №__ ______________ ________20__ place of issue	Акт приймання-передачі Товару №__ ______________ _________20__ місце складання
to Attachment No. ____ to the Contract No. _________ dated ______20_	до Додатку № ____ до Договору № ________ від _______20_
Joint Stock Company «Ukrgasvydobuvannya», Kyiv, Ukraine, hereinafter referred to as the Buyer, _________________________________________________________________________________, acting _______________________________, on the one hand, and ______________________, hereinafter referred to as the Supplier, represented by ______________________________________, acting on the basis of ______________ as another party on the other hand, collectively or individually referred to as Parties and/or Party respectively, have signed this Certificate confirming that according to Appendix No. _____ to the Contract____________dated___________20_ the Supplier has transferred and the Buyer has accepted the following Goods

Акціонерне товариство «Укргазвидобування», Київ, Україна, надалі Покупець, в особі ___________________________________________________________________________, який діє на підставі _______________________________, з однієї Сторони, та _________________________________________ в подальшому Постачальник, в особі ____________________________________, який діє на підставі _________, з іншої Сторони, які разом або окремо будуть називатися відповідно Сторони і / або Сторона, підписали цей Акт про те, що згідно з Додатком №___ до Договору №_____ від ____ 20_ Постачальник передав, а Покупець прийняв наступний Товар:

№ п/п	Найменування Товару / Description	Місце поставки/ Delivery place	Одиниця виміру / Measurement unit	Кіль-кість / Q-ty	Ціна за одиницю, _______/ Price ______	Загальна вартість, _____ / Total _____

Herewith we certify:	Засвідчуємо:
* Documented compliance with quality and scope of supply of accepted Goods with terms and conditions of the Appendix No.__ to the Contract No._____________ dated _______20_.	* Документально встановлену відповідність якості і комплектності прийнятого Товару, умовам, передбаченим Додатком № __ до Договору № _____________від _______ 20__
* The Buyer has no claims to quality, assortment and scope of supply.	* Відсутність у Покупця будь-яких претензій щодо якості, асортименту та комплектності на дату підписання цього Акту .
* Transfer of property right for the Goods from the Supplier to the Buyer.	* Перехід права власності на Товар від Постачальника до Покупця.

Усього: ______ (__________________)____

TOTAL: ______ (__________________) ____

Від ПОСТАЧАЛЬНИКА/On behalf of the SUPPLIER:	Від ПОКУПЦЯ/ On behalf of the BUYER:

_____________________ /__________ / М.П. / L.S.	__________________ /_________ / М.П. / L.S.

закінчення форми / end of form

Підписи Сторін / Signatures of the Parties

Від ПОСТАЧАЛЬНИКА/	Від ПОКУПЦЯ/
On behalf of the SUPPLIER:	On behalf of the BUYER:

/s/ Denis Gurvitch / Denis Gurvitch /	/s/ Roman Vlasenko / Roman Vlasenko /
М.П. / L.S.	М.П. / L.S.

Додаток №5

Appendix №5

До Договору / to the Contract № UGV__305/30-26_______________від / dated ___________15.06.2026

Technical features of the Goods

Технічні характеристики Товару

№	Інформація про технічні, якісні та кількісні характеристики товару
І	Найменування товару: Прилади для досліджень свердловин у відкритому стовбурі	Кількість товару, одиниця виміру: Кількість – 2 комплекти	Повне найменування товару: Прилади для досліджень свердловин у відкритому стовбурі Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
В складі двох комплектів Приладів:
№	Інформація про технічні, якісні та кількісні характеристики товару
1	Найменування товару: Прилад телеметрії//інклінометрії і гамма каротажу (TIGR-N)	Кількість товару, одиниця виміру: 4 штуки	Повне найменування товару: Прилад телеметрії/інклінометрії і гамма каротажу (TIGR-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
1.1	Зовнішній діаметр	90мм
1.2	Максимальна робоча температура	175℃
1.3	Максимальний робочий тиск	20 000 PSI
1.4	Мінімальний діаметр свердловини для проведення дослідження	121,9 мм
1.5	Максимальний діаметр свердловини для проведення дослідження	571,5 мм
1.6	Наявність каналу запису ГК(GR).	Так
1.7	Реєстрація запису ГК(GR) в межах	від 0 до 2500 gAPI
1.8	Максимальна похибка вимірювання каналу запису ГК(GR)	±3% від істинного значення
1.9	Сумісність з геофізичними кабелями типу Camesa 7J46RXZ або його еквівалентом	Так
1.10	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки	Так
1.11	Наявність захисних транспортувальних ковпаків	Так

2	Найменування товару: Прилад спектрального гама каротажу гама каротажу (SGLT-N)	Кількість товару, одиниця виміру: 4 штуки	Повне найменування товару: Прилад спектрального гама каротажу (SGLT-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
2.1	Зовнішній діаметр	92 мм
2.2	Максимальна робоча температура	175℃
2.3	Максимальний робочий тиск	20 000 PSI
2.4	Мінімальний діаметр свердловини для проведення дослідження	127,0 мм
2.5	Максимальний діаметр свердловини для проведення дослідження	571,5 мм
2.6	Наявність детекторів для вимірювання, в діапазоні

●ГК: початкове значення 0

кінцеве значення 3000 gAPI;

●Калію (К): початкове значення 0

кінцеве значення 50%

●Урану (U): початкове значення 0

кінцеве значення 500 ppm

●Торію (Th): початкове значення 0

кінцеве значення 500 ppm

2.7	Реєстрація запису ГК(GR) в діапазоні	початкове значення 0 gAPI кінцеве значення 3000 gAPI
2.8	Максимальна похибка вимірювання детекторів	±5% від істинного значення
2.9	Можливість проведення каротажу на бурильних трубах із записом в режимі реального часу (з використанням геофізичного кабелю)	Так
2.10	Наявність захисних транспортувальних ковпаків	Так
2.11	У випадку якщо прилад спектрального гама каротажу конструктивно виконаний в одному з інших модулей/приладів, учасником зазначається в якому саме з перелічених пунктів та зазначаються технічні характеристики приладу спектрального гама каротажу	окремий самостійний модуль
3	Найменування товару: Пристрій для калібрування приладу спектрального гама каротажу (SGLT-N)	Кількість товару, одиниця виміру: 1 штука	Повне найменування товару: Пристрій для калібрування приладу спектрального гама каротажу (SGLT-N) Країна походження: КНР Виробник товару: Xi'an RuiShiMachinery Co., Ltd.
Параметр/Назва вимоги		Значення
3.1	Сумісність з Приладом (п. 2)	Так
4	Найменування товару: Прилад компенсованого нейтронного каротажу (CNLT-N)	Кількість товару, одиниця виміру: 4 штуки	Повне найменування товару: Прилад компенсованого нейтронного каротажу (CNLT-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.

Параметр/Назва вимоги		Значення
4.1	Зовнішній діаметр	88.9 мм
4.2	Максимальна робоча температура	175℃
4.3	Максимальний робочий тиск	20 000 PSI
4.4	Мінімальний діаметр свердловини для проведення дослідження	114,3 мм
4.5	Максимальний діаметр свердловини для проведення дослідження	508 мм
4.6	Вимірювання пористості методом нейтрон нейтронного каротажу по тепловим нейтронам двома зондами в діапазоні	початкове значення 1% кінцеве значення 85%
4.7	Максимальна похибка вимірювання детекторів	±5% від істинного значення
4.8	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки	Так
4.9	Можливість проведення каротажу на бурильних трубах із записом в режимі реального часу (з використанням геофізичного кабелю)	Так
4.10	Наявність захисних транспортувальних ковпаків	Так
5	Найменування товару: Пристрій для калібрування приладу компенсованого нейтронного каротажу (CNLT-N)	Кількість товару, одиниця виміру: 1 штука	Повне найменування товару: Пристрій для калібрування приладу компенсованого нейтронного каротажу (CNLT-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
5.1	Сумісність з Приладом (п. 4)	Так
6	Найменування товару: Джерело іонізуючого випромінювання Am241Be	Кількість: 2 штуки	Повне найменування товару: Джерело іонізуючого випромінюванняAm241Be Країна походження: КНР Виробник товару: HTA Co., Ltd.
Параметр/Назва вимоги		Значення**
6.1	Америцій–берилієве (Am241Be) джерело швидких нейтронів активністю	592 ГБк з похибкою активності ±5%
6.2	Комплектація	Так
6.3	Сумісність з Приладом (п. 4)	Так
7	Найменування товару: Децентруюча ресора	Кількість товару, одиниця виміру: 4 штуки	Повне найменування товару: Децентруюча ресора Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
7.1	Сумісність з Приладом (п. 4)	Так

8	Найменування товару: Прилад літо-щільнісного каротажу (LDLT-N)	Кількість товару, одиниця виміру: 4 штуки	Повне найменування товару: Прилад літо-щільнісного каротажу(LDLT-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
8.1	Зовнішній діаметр	121,9 мм
8.2	Максимальна робоча температура	175℃
8.3	Максимальний робочий тиск	20 000 PSI
8.4	Мінімальний діаметр свердловини для проведення дослідження	152,4 мм
8.5	Максимальний діаметр свердловини для проведення дослідження	533,4 мм
8.6	Вимірювання об’ємної щільності	в межах 1,3-3,0 г/см3
8.7	Максимальна похибка вимірювання детекторів	± 0,025 г/см3 від істинного значення.
8.8	Вимірювання індексу фотоелектричного поглинання, в діапазоні	початкове значення 1,0 В/е кінцеве значення 6 В/е
8.9	Максимальна похибка вимірювання детекторів	± 0,2 В/е від істинного значення
8.10	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки.	Так
8.11	Можливість проведення каротажу на бурильних трубах із записом в режимі реального часу (з використанням геофізичного кабелю)	Так
8.12	Наявність захисних транспортувальних ковпаків.	Так
9	Найменування товару: Пристрій для калібрування приладу літо-щільнісного каротажу (LDLT-N)	Кількість товару, одиниця виміру: 1 штука	Повне найменування товару: Пристрій для калібрування приладу літо-щільнісного каротажу (LDLT-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
9.1	Сумісність з Приладом (п. 8)	Так
10	Найменування товару: Джерело іонізуючого випромінювання Cs137	Кількість: 2 штуки	Повне найменування товару: Джерело іонізуючого випромінювання Cs137 Країна походження: КНР Виробник товару: HTACo., Ltd.
Параметр/Назва вимоги		Значення
10.1	Цезій-137(Cs-137), активністю	74 ГБк з похибкою активності ±5%
10.2	Комплектація	Так
10.3	Сумісність з Приладом (п. 8)	Так

11	Найменування товару: Ручний пристрій для перенесення джерела іонізуючого випромінювання Cs137	Кількість товару, одиниця виміру: 2 штуки	Повне найменування товару: Ручний пристрій для перенесення джерела іонізуючого випромінюванняCs137 Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
11.1	Сумісність з джерелом (п.10 )	Так
12	Найменування товару: Прилад багатозондового індукційного каротажу (AILT-N)	Кількість товару, одиниця виміру: 2 штуки	Повне найменування товару: Прилад багатозондового індукційного каротажу(AILT-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
12.1	Зовнішній діаметр	89 мм
12.2	Максимальна робоча температура	175℃
12.3	Максимальний робочий тиск	20 000 PSI
12.4	Мінімальний діаметр свердловини для проведення дослідження	115,0 мм
12.5	Максимальний діаметр свердловини для проведення дослідження	508,0 мм
12.6	Наявність вимірювальних детекторів/зондів в кількості	5 штук
12.7	Вимірювання питомого електричного опору, в діапазоні	початкове значення 0,1 Ом*м кінцеве значення 2000 Ом*м
12.8	Максимальна похибка вимірювання детекторів	± 3% від істинного значення.
12.9	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки.	Так
12.10	Можливість проведення каротажу на бурильних трубах із записом в режимі реального часу (з використанням геофізичного кабелю)	Так
12.11	Наявність захисних транспортувальних ковпаків.	Так
13	Найменування товару: Пристрій для калібрування приладу багатозондового індукційного каротажу (AILT-N)	Кількість товару, одиниця виміру: 1 штука	Повне найменування товару: Пристрій для калібрування приладу багатозондового індукційного каротажу (AILT-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
13.1	Сумісність з Приладом (п. 12)	Так

14	Найменування товару: Прилад багатозондового бокового каротажу (ALLT-N)	Кількість товару, одиниця виміру: 2 штуки	Повне найменування товару: Прилад багатозондового бокового каротажу(ALLT-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
14.1	Зовнішній діаметр	92 мм
14.2	Максимальна робоча температура	175℃
14.3	Максимальний робочий тиск	20 000 PSI
14.4	Мінімальний діаметр свердловини для проведення дослідження	150,0 мм
14.5	Максимальний діаметр свердловини для проведення дослідження	550 мм
14.6	Наявність вимірювальних детекторів/зондів в кількості	5 штук
14.7	Вимірювання питомого електричного опору, в діапазоні	початкове значення 0,2 Ом*м кінцеве значення 100000 Ом*м
14.8	Максимальна похибка вимірювання детекторів	± 20% в діапазоні 0.2-1 Ом*м; ± 5% в діапазоні 1-2000 Ом*м; ± 10% в діапазоні 2000-5000 Ом*м; ± 20% в діапазоні 5000-100000 Ом*м;
14.9	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки.	Так
14.10	Можливість проведення каротажу на бурильних трубах із записом в режимі реального часу (з використанням геофізичного кабелю)	Так
14.11	Наявність захисних транспортувальних ковпаків.	Так
14.12	Наявність електроду ПС	Так
15	Найменування товару: Пристрій для калібрування приладу багатозондового бокового каротажу (ALLT-N)	Кількість товару, одиниця виміру: 1 штука	Повне найменування товару: Пристрій для калібрування приладу багатозондового бокового каротажу (ALLT-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
15.1	Сумісність з Приладом (п. 14)	Так
16	Найменування товару: Прилад фокусованого мікробокового каротажу (MSFL-N)	Кількість товару, одиниця виміру: 4 штуки	Повне найменування товару: Прилад фокусованого мікробокового та мікрокаротажу (MSFL-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
16.1	Зовнішній діаметр	114 мм
16.2	Максимальна робоча температура	175℃
16.3	Максимальний робочий тиск	20 000 PSI

16.4	Мінімальний діаметр свердловини для проведення дослідження	150,0 мм
16.5	Максимальний діаметр свердловини для проведення дослідження	500 мм
16.6	Вимірювання питомого електричного опору, в діапазоні	початкове значення 0,2 Ом*м кінцеве значення 2000 Ом*м
16.7	Максимальна похибка вимірювання детекторів	± 10% в діапазоні 0.2-1 Ом*м; ± 5% в діапазоні 1-200 Ом*м; ± 10% в діапазоні 200-1000 Ом*м; ± 20% в діапазоні 1000-2000 Ом*м;
16.8	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки.	Так
16.9	Можливість проведення каротажу на бурильних трубах із записом в режимі реального часу (з використанням геофізичного кабелю)	Так
16.10	Наявність захисних транспортувальних ковпаків.	Так
17	Найменування товару: Пристрій для калібрування приладу фокусованого мікробокового та мікрокаротажу (MSFL-N)	Кількість товару, одиниця виміру: 1 штука	Повне найменування товару: Пристрій для калібрування приладу фокусованого мікробокового та мікрокаротажу (MSFL-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
17.1	Сумісність з Приладом (п. 16)	Так
18	Найменування товару: Прилад індукційного каротажу DIET-N	Кількість товару, одиниця виміру: 4 штуки	Повне найменування товару: Прилад індукційного каротажу DIET-N Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
18.1	Зовнішній діаметр	92 мм
18.2	Максимальна робоча температура	175℃
18.3	Максимальний робочий тиск	20 000 PSI
18.4	Мінімальний діаметр свердловини для проведення дослідження	120,9 мм
18.5	Максимальний діаметр свердловини для проведення дослідження	575,81 мм
18.6	Наявність вимірювальних детекторів/зондів в кількості	3 штуки
18.7	Вимірювання питомого електричного опору, в діапазоні	початкове значення 0,2 Ом*м кінцеве значення 2000 Ом*м
18.8	Максимальна похибка вимірювання детекторів	± 5% від істинного значення
18.9	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки.	Так

18.10	Можливість проведення каротажу на бурильних трубах із записом в режимі реального часу (з використанням геофізичного кабелю)	Так
18.11	Наявність захисних транспортувальних ковпаків.	Так
19	Найменування товару: Пристрій для калібрування приладу індукційного каротажу (DIET-N)	Кількість товару, одиниця виміру: 1 штука	Повне найменування товару: Пристрій для калібрування приладу індукційного каротажу (DIET-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
19.1	Сумісність з Приладом (п. 18)	Так
20	Найменування товару: Прилад бокового каротажу (DLLT-N)	Кількість товару, одиниця виміру: 4 штуки	Повне найменування товару: Прилад бокового каротажу(DLLT-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
20.1	Зовнішній діаметр	89,9 мм
20.2	Максимальна робоча температура	175℃
20.3	Максимальний робочий тиск	20 000 PSI
20.4	Мінімальний діаметр свердловини для проведення дослідження	120,9 мм
20.5	Максимальний діаметр свердловини для проведення дослідження	575,8 мм
20.6	Наявність вимірювальних детекторів/зондів в кількості	2 штуки
20.7	Вимірювання питомого електричного опору, в діапазоні	початкове значення 0,2 Ом*м кінцеве значення 40000 Ом*м
20.8	Максимальна похибка вимірювання детекторів	± 20% в діапазоні 0.2-1 Ом*м; ± 5% в діапазоні 1-2000 Ом*м; ± 10% в діапазоні 2000-5000 Ом*м; ± 20% в діапазоні 5000-40000 Ом*м;
20.9	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки.	Так
20.10	Можливість проведення каротажу на бурильних трубах із записом в режимі реального часу (з використанням геофізичного кабелю)	Так
20.11	Наявність захисних транспортувальних ковпаків.	Так
20.12	Наявність електроду ПС	Так

21	Найменування товару: Пристрій для калібрування бокового каротажу (DLLT-N)	Кількість товару, одиниця виміру: 1 штука	Повне найменування товару: Пристрій для калібрування приладу бокового каротажу (DLLT-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
21.1	Сумісність з Приладом (п. 20)	Так
22	Найменування товару: Прилад кросдипольного акустичного каротажу (XDLT-N)	Кількість товару, одиниця виміру: 4 штуки	Повне найменування товару: Прилад кросдипольного акустичного каротажу(XDLT-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
22.1	Зовнішній діаметр	98 мм
22.2	Максимальна робоча температура	175℃
22.3	Максимальний робочий тиск	20 000 PSI
22.4	Мінімальний діаметр свердловини для проведення дослідження	114,0 мм
22.5	Максимальний діаметр свердловини для проведення дослідження	455 мм
22.6	Вимірювання інтервального часу, в діапазоні	початкове значення 130 кінцеве значення 3300 мкс/м
22.8	Максимальна похибка вимірювання детекторів	± 5% від істинного значення
22.9	Секція приймачів	32 приймачів (по 4 приймачі на кожному з 8 рівнів)
22.10	Секція випромінювачів	4 випромінювача (1 монопольний, 2 дипольних, 1 квадрополе)
22.11	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки.	Так
22.12	Можливість проведення каротажу на бурильних трубах із записом в режимі реального часу (з використанням геофізичного кабелю)	Так
22.13	Наявність захисних транспортувальних ковпаків.	Так
22.14	Необхідність калібрування	Не потребує
23	Найменування товару: -	Кількість товару, одиниця виміру: ---	Повне найменування товару: - Країна походження: - Виробник товару: -
Параметр/Назва вимоги		Значення
23.1	Сумісність з Приладом (п. 22)	Не потребує калібрування

24	Найменування товару: Прилад компенсованого акустичного каротажу (HDSL-N)	Кількість товару, одиниця виміру: 4 штуки	Повне найменування товару: Прилад компенсованого акустичного каротажу(HDSL-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
24.1	Зовнішній діаметр	90 мм
24.2	Максимальна робоча температура	175℃
24.3	Максимальний робочий тиск	20 000 PSI
24.4	Мінімальний діаметр свердловини для проведення дослідження	114,0 мм
24.5	Максимальний діаметр свердловини для проведення дослідження	450 мм
24.6	Вимірювання інтервального часу в діапазоні	початкове значення 30мкс/м кінцеве значення 830 мкс/м
24.7	Максимальна похибка вимірювання детекторів	± 2 мкс/м від істинного значення
24.8	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки.	Так
24.9	Можливість проведення каротажу на бурильних трубах із записом в режимі реального часу (з використанням геофізичного кабелю)	Так
24.10	Наявність захисних транспортувальних ковпаків.	Так
24.11	Необхідність калібрування	Не потребує
25	Найменування товару: -	Кількість товару, одиниця виміру: ---	Повне найменування товару: - Країна походження: - Виробник товару: -
Параметр/Назва вимоги		Значення
25.1	Сумісність з Приладом (п. 24)	Не потребує калібрування
26	Найменування товару: Інклінометр	Кількість товару, одиниця виміру: Включений до позиції 1 4 штуки	Повне найменування товару: Інклінометр Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
26.1	Зовнішній діаметр	90 мм
26.2	Максимальна робоча температура	175℃
26.3	Максимальний робочий тиск	20 000 PSI
26.4	Мінімальний діаметр свердловини для проведення дослідження	121,9 мм
26.5	Максимальний діаметр свердловини для проведення дослідження	571,5 мм
26.7	Діапазон вимірювання кута нахилу, в діапазоні	початкове значення 0 кінцеве значення 180 °
26.8	Максимальна похибка вимірювання детекторів при нахилі від 3˚	± 0,5˚ від істинного значення
26.9	Діапазон вимірювання азимуту	в межах від 0 до 360 °
26.10	Максимальна похибка вимірювання детекторів	± 1,5% від істинного значення
26.11	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки.	Так

26.12	Можливість проведення каротажу на бурильних трубах із записом в режимі реального часу (з використанням геофізичного кабелю)	Так
26.13	Наявність захисних транспортувальних ковпаків.	Так
26.14	У випадку якщо модуль інклінометрії конструктивно виконаний в одному з інших модулей, учасником зазначається в якому саме з перелічених пунктів та зазначаються технічні характеристики приладу інклінометрії відповідно до вимог	включений до приладу телеметрії/інклінометрії і гамма каротажу (TIGR-N) поз.1
27	Найменування товару: Пристрій для калібрування інклінометра в приладі телеметрії/інклінометрії і гамма каротажу (TIGR-N)	Кількість товару, одиниця виміру: 1 штука

Повне найменування товару: Пристрій для калібрування інклінометра в приладі телеметрії/інклінометрії і гамма каротажу (TIGR-N)

Країна походження: КНР

Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.

Параметр/Назва вимоги		Значення
27.1	Сумісність з Приладом (п. 26)	Так
28	Найменування товару: Прилад каверномір шестиважільний (SAC-N)	Кількість товару, одиниця виміру: 4 штуки	Повне найменування товару: Прилад каверномір шестиважільний (SAC-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
28.1	Зовнішній діаметр	90 мм
28.2	Максимальна робоча температура	175℃
28.3	Максимальний робочий тиск	20 000 PSI
28.4	Мінімальний діаметр свердловини для проведення дослідження	110,0 мм
28.5	Максимальний діаметр свердловини для проведення дослідження	500 мм
28.6	Вимірювання діаметра свердловини, в діапазоні	початкове значення 110 мм кінцеве значення 550 мм
28.7	Максимальна похибка вимірювання діаметрів	± 5 мм від істинного значення.
28.8	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки.	Так
28.9	Кількість вимірювальних важелів	6 штук
28.10	Можливість проведення каротажу на бурильних трубах із записом в режимі реального часу (з використанням геофізичного кабелю)	Так
28.11	Наявність захисних транспортувальних ковпаків.	Так

29	Найменування товару: Пристрій для калібрування приладу каверномір шестиважільний (SAC-N)	Кількість товару, одиниця виміру: 1 штука	Повне найменування товару: Пристрій для калібрування приладу каверномір шестиважільний (SAC-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
29.1	Сумісність з Приладом (п. 28)	Так
30	Найменування товару: Прилад вимірювання натягу збірки приладів, стискання збірки приладів, опору розчину, температури (TTMR-N)	Кількість товару, одиниця виміру: 4 штуки

Повне найменування товару: Прилад вимірювання натягу збірки приладів, стискання збірки приладів, опору розчину, температури(TTMR-N)

Країна походження: КНР

Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.

Параметр/Назва вимоги		Значення
30.1	Зовнішній діаметр	90 мм
30.2	Максимальна робоча температура	175℃
30.3	Максимальний робочий тиск	20 000 PSI
30.4	Мінімальний діаметр свердловини для проведення дослідження	121,9 мм
30.5	Максимальний діаметр свердловини для проведення дослідження	571,5 мм
30.6	Вимірювання натягу збірки приладів, стискання збірки приладів, опору розчину, температури	Так
30.7	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки.	Так
30.8	Можливість проведення каротажу на бурильних трубах із записом в режимі реального часу (з використанням геофізичного кабелю)	Так
30.9	Наявність захисних транспортувальних ковпаків.	Так
31	Найменування товару: Пристрій для калібрування приладу вимірювання натягу збірки приладів, стискання збірки приладів, опору розчину, температури (TTMR-N)	Кількість товару, одиниця виміру: 1 штука

Повне найменування товару: Пристрій для калібрування приладу вимірювання натягу збірки приладів, стискання збірки приладів, опору розчину, температури (TTMR-N)

Країна походження: КНР

Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.

Параметр/Назва вимоги		Значення
31.1	Сумісність з Приладом (п. 30)	Так

32	Найменування товару: Каротажний реєстратор GallopStar	Кількість товару, одиниця виміру: 4 штуки	Повне найменування товару: Каротажний реєстратор GallopStar Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
32.1	Телеметрія зі швидкістю передачі даних	1000 кбіт/с
32.2	Мінімальна швидкість передачі даних низхідної лінії зв'язку	5 кбіт/с
32.3	Підтримка методів кодування/ декодування свердловинної телеметрії	Так
32.4	Підтримка високошвидкісних шин даних свердловинних приладів	Так
32.5	Наземна система на базі мережі Ethernet або USB	Так
32.6	Вмонтований в систему один чорно-білий і один кольоровий принтер.	Чорно білий принтер iSYS V8.5; Кольоровий принтер Printex iSYS I Terra Lite
32.7	Вмонтоване джерело безперебійного живлення потужністю	2000 Ват
32.8	Вмонтований промисловий ПК з характеристиками

- Оперативна пам’ять –8GB DDR4, сумісна з процесором

- Відео – дискретний відеоадаптер об’ємом відео пам’яті 2048 МВ

- Операційна система – сумісна з програмним забезпеченням реєстрації даних

- HDD –512 GB

- Інтерфейси – USB 2.0 - два, USB 3.0 – один, LAN (RJ-45)

- в скаладі містить комутатор на 8 портів 10/100 M Ethernet

32.9	Стандартна 19 дюймова стійка реєстратора	Так
32.10	Відповідає вимогам API RP 67 (безпека при роботі з вибуховими матеріалами).	Так
32.11	Підтримка стандартних і сучасних сервісів для каротажу у відкритому і обсадженому стовбурі, що забезпечує повний спектр каротажних робіт (петрофізичні дослідження, свердловинна візуалізація, заміри пластового тиску і відбір проб, багатозондова резистивіметрія, багатозондова акустика)	Так
32.12	Суміснісний з всією свердловинною апаратурою в складі комплекту обладнання.	Так
33	Найменування товару: Локатор муфт (CCL-N)	Кількість товару, одиниця виміру: 4 штуки	Повне найменування товару: Локатор муфт (CCL-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
33.1	Зовнішній діаметр	90 мм
33.2	Максимальна робоча температура	175℃

33.3	Максимальний робочий тиск	20 000 PSI
33.4	Мінімальний діаметр свердловини для проведення дослідження	121,0 мм
33.5	Максимальний діаметр свердловини для проведення дослідження	570 мм
33.6	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки.	Так
33.7	Можливість проведення каротажу на бурильних трубах із записом в режимі реального часу (з використанням геофізичного кабелю)	Так
33.8	Наявність захисних транспортувальних ковпаків.	Так
34	Найменування товару: Кабельний наконечник (CAH-N)	Кількість товару, одиниця виміру: 8 штук	Повне найменування товару: Кабельний наконечник (CAH-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
34.1	Зовнішній діаметр	90 мм
34.2	Максимальна робоча температура	175℃
34.3	Максимальний робочий тиск	20 000 PSI
34.4	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки.	Так
34.5	Сумісність з геофізичними кабелями типу Camesa 7J46RXZ або його еквівалентом	Так
35	Найменування товару: Струмопровідний центратор (FCEN-N)	Кількість товару, одиниця виміру: 8 штук	Повне найменування товару: Струмопровідний центратор (FCEN-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
35.1	Зовнішній діаметр	89 мм
35.2	Максимальна робоча температура	175℃
35.3	Максимальний робочий тиск	20 000 PSI
35.4	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки.	Так
35.5	Кількість упорів	6 штук
35.6	Максимальний діаметр відкриття	450 мм
36	Найменування товару: Центратор (OCEN-N)	Кількість товару, одиниця виміру: 8 штук	Повне найменування товару: Центратор (OCEN-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
36.1	Зовнішній діаметр	90 мм
36.2	Максимальна робоча температура	175℃

36.3	Максимальний робочий тиск	20 000 PSI
36.4	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки.	Так
36.5	Кількість упорів	6 штук
36.6	Максимальний діаметр відкриття	450 мм
37	Найменування товару: Гнучкий перевідник (FJT-N)	Кількість товару, одиниця виміру: 8 штук	Повне найменування товару: Гнучкий перевідник (FJT-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
37.1	Зовнішній діаметр	90 мм
37.2	Максимальна робоча температура	175℃
37.3	Максимальний робочий тиск	20 000 PSI
37.4	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки.	Так
38	Найменування товару: Головка вільного обертання (SJT-N)	Кількість товару, одиниця виміру: 4 штуки	Повне найменування товару: Головка вільного обертання (SJT-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
38.1	Зовнішній діаметр	90 мм
38.2	Максимальна робоча температура	175℃
38.3	Максимальний робочий тиск	20 000 PSI
38.4	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки	Так
39	Найменування товару: Нижня заглушка (BN-N)	Кількість товару, одиниця виміру: 8 штук	Повне найменування товару: Нижня заглушка (BN-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
39.1	Зовнішній діаметр	90 мм
39.2	Максимальна робоча температура	175℃
39.3	Максимальний робочий тиск	20 000 PSI
39.4	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки	Так

40	Найменування товару: Нижня заглушка для проходження уступів (Hole Finder)	Кількість товару, одиниця виміру: 2 штуки	Повне найменування товару: Нижня заглушка для проходження уступів (HF-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
40.1	Зовнішній діаметр	90 мм
40.2	Максимальна робоча температура	175℃
40.3	Максимальний робочий тиск	20 000 PSI
40.4	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки	Так
41	Найменування товару: Мікроіміджер (MRIT-N)	Кількість товару, одиниця виміру: 2 штуки	Повне найменування товару: Мікроіміджер (MRIT-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
41.1	Зовнішній діаметр	110 мм
41.2	Максимальна робоча температура	175℃
41.3	Максимальний робочий тиск	20 000 PSI
41.4	Мінімальний діаметр свердловини для проведення дослідження	134,62 мм
41.5	Максимальний діаметр свердловини для проведення дослідження	381 мм
41.6	Вимірювання питомого електричного опору бокового мікрокаротажу, в діапазоні	початкове значення 0,2 Ом*м кінцеве значення 10 000 Ом*м
41.7	Максимальна похибка вимірювання детекторів	± 0,5% від істинного значення
41.8	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки.	Так
41.9	Можливість проведення каротажу на бурильних трубах із записом в режимі реального часу (з використанням геофізичного кабелю)	Так
41.10	Наявність захисних транспортувальних ковпаків.	Так
41.11	Наявність вимірювальних зондів/падів	6 шт
41.12	Кожен вимірювалтьний зонд/пад обладнаний	25-ма вимірювальними точками
42	Найменування товару: Пристрій для калібрування мікроіміджеру (MRIT-N)	Кількість товару, одиниця виміру: 1 штука	Повне найменування товару: Пристрій для калібрування мікроіміджеру (MRIT-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
42.1	Сумісність з Приладом (п. 41)	Так

43	Найменування товару: Випробувач пластів на кабелі (MIFT-N)	Кількість товару, одиниця виміру: 2 штуки	Повне найменування товару: Випробувач пластів на кабелі (MIFT-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
43.1	Зовнішній діаметр	120 мм
43.2	Максимальна робоча температура	177℃
43.3	Максимальний робочий тиск	140 МПа
43.4	Мінімальний діаметр свердловини для проведення дослідження	150,0 мм
43.5	Максимальний діаметр свердловини для проведення дослідження	482 мм
43.6	Вимірювання пластового тиску, в діапазоні	початкове значення 0 МПа кінцеве значення 110 МПа
43.7	Максимальна похибка вимірювання детекторів	± 0,2% від істинного значення
43.8	Можливість запису/сумісність з іншими приладами комплексу при роботі в складі збірки.	Так
43.9	Можливість проведення каротажу на бурильних трубах із записом в режимі реального часу (з використанням геофізичного кабелю)	Так
43.10	Наявність захисних транспортувальних ковпаків.	Так
43.11	Можливості пиладу:	-вимірювання пластового тиску; -визначення характеру насичення пластів-колекторів (оцінка типу флюїду за рахунок вимірювання градієнтів тиску); - розрахунок проникності.
43.12	Роздільна здатність датчика вимірювання пластового тиску	0,01 psi
43.13	Вимірювання проводиться конструктивнообладнаною прижимною лапою з башмаком та встановленим всередині башмака датчиком тиску	Так
44	Найменування товару: Пристрій для калібрування Випробувача пластів на кабелі (MIFT-N)	Кількість товару, одиниця виміру: 1 штука	Повне найменування товару: Пристрій для калібрування Випробувача пластів на кабелі (MIFT-N) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
44.1	Сумісність з Приладом (п. 43)	Так

45	Найменування товару: Набір приладдя для проведення досліджень на бурових трубах (TPL)	Кількість товару, одиниця виміру: 1 комплект	Повне найменування товару: Набір приладдя для проведення досліджень на бурових трубах (TPL) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
45.1	Комплектація

- Включає комплектуючі для проведення робіт в діаметрі в межах від 152мм до 215,9мм(діаметр бурового інструменту 3-1/2”)

- Включає комплектуючі для проведення робіт в діаметрі в межах від 215,9мм до 445мм(діаметр бурового інструменту 5”)

45.2	Конструктивні особливості

- Містить весь набір компонентів для з’єднання кабелю геофізичного зі збіркою приладів , що спущені на бурових трубах;

- Містить весь набір компонентів для вивеедення кабелю з внутрішнього простору бурильної труби і фіксації на зовнішній стороні труби;

- Містить набір одноразових розхідних матеріалів для 10-ти робіт.

46	Найменування товару: 12,7 мм (0,5ʺ) 6-ти реберний гумовий відхилювач (Stand-Off)	Кількість товару, одиниця виміру: 50 штук	Повне найменування товару: 12,7 мм (0,5ʺ) 6-ти реберний гумовий відхилювач (Stand-Off) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
46.1	Сумісність	Так
47	Найменуваннятовару: 38,1 мм (1,5ʺ) 6-тиребернийгумовийвідхилювач (Stand-Off)	Кількість товару, одиниця виміру: 50 штук	Повне найменування товару: 38,1 мм (1,5ʺ) 6-ти реберний гумовий відхилювач (Stand-Off) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
47.1	Сумісність	Так
48	Найменуваннятовару: 63,5 мм (2.5ʺ) 6-тиребернийгумовийвідхилювач (Stand-Off)	Кількість товару, одиниця виміру: 50 штук	Повне найменування товару: 63,5 мм (2.5ʺ) 6-ти реберний гумовий відхилювач (Stand-Off) Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
48.1	Сумісність	Так
49	Найменування товару: Імітатор каротажного кабелю 7000 м	Кількість товару, одиниця виміру: 1 штука	Повне найменування товару: Імітатор каротажного кабелю 7000 м Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
49.1	Сумісність	Так

50	Найменування товару: Провід для з'єднання приладів між собою	Кількість товару, одиниця виміру: 4 штуки	Повне найменування товару: Провід для з'єднання приладів між собою, довжиною 1 м Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
50.1	Сумісність	Так
50.2	Довжина проводу, м	1 м.
51	Найменування товару: Монтажний стіл для монтажу приладів над гирлом свердловини	Кількість товару, одиниця виміру: 2 штуки	Повне найменування товару: Монтажний стіл для монтажу приладів над гирлом свердловини Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
51.1	Сумісність	Так
52	Найменування товару: Ящик інструментів для роботи з приладами відкритого стовбуру	Кількість товару, одиниця виміру: 2 штуки	Повне найменування товару: Ящик інструментів для роботи з приладами відкритого стовбуру Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
52.1	Сумісність	Так
53	Найменування товару: Ручний пристрій для перенесення джерела іонізуючого випромінювання	Кількість товару, одиниця виміру: 2 штуки	Повне найменування товару: Ручний пристрій для перенесення джерела іонізуючого випромінювання Am241Be Країна походження: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Параметр/Назва вимоги		Значення
53.1	Сумісність з джерелом (п.6 )	Так

№	Information on the technical, qualitative and quantitative characteristics of the goods
І	Goods name: Open Hole Logging Tools	Quantity of the Goods, Unit of Measurement: Quantity – 2 sets	Full description of the Goods: Open Hole Logging Tools Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.

Consists of two sets of Tools:
№	Information on the technical, qualitative and quantitative characteristics of the goods
1	Goods name: Telemetry/Inclinometer Gamma Ray Tool (TIGR-N)	Quantity of the Goods, Unit of Measurement: 4 pieces	Full description of the Goods: Telemetry/Inclinometer Gamma Ray Tool (TIGR-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
1.1	Outer diameter	90mm
1.2	Max. operating temperature	175℃
1.3	Maximum working pressure	20 000 PSI
1.4	Min. wellbore diameter for logging	121,9 mm
1.5	Max. wellbore diameter for logging	571,5 mm
1.6	Availability of GR recording channel.	Yes
1.7	GR recording range	from 0 to 2500 gAPI
1.8	Max. measurement error of the GR recording channel	±3% of the true value
1.9	Compatible with Camesa logging cables 7J46RXZ or with the equivalent	Yes
1.10	Ability to record/compatibility with other tools in the system as part of the assembly.	Yes
1.11	Availability of protective transportation caps	Yes
2	Goods name: Gamma Ray Spectral Tool (SGLT-N)	Quantity of the Goods, Unit of Measurement: 4 pieces	Full description of the Goods: Gamma Ray Spectral Tool (SGLT-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
2.1	Outer diameter	92 mm
2.2	Max. operating temperature	175℃
2.3	Maximum working pressure	20 000 PSI
2.4	Min. wellbore diameter for logging	127,0 mm
2.5	Max. wellbore diameter for logging	571,5 mm
2.6	Availability of sensors for measuring:

● GR: beginning value 0

Finish value 3000 gAPI

● Potassium(K): beginning value 0;

Finish value 50%

● Uranium (U): beginning value 0;

Finish value 500 ppm

● Thorium (Th): beginning value 0;

Finish value 500 ppm

2.7	GR recording range	beginning value 0; Finish value 3000 gAPI
2.8	Max. measurement error of the sensors	±5% of the true value
2.9	Ability to perform drill-pipe-conveyed logging with on-line recording (using the logging cable)	Yes
2.10	Availability of protective transportation caps	Yes

2.11	If the Gamma Ray Spectral Tool is structurally implemented in one of the other modules/devices, the participant shall indicate in which of the listed items and shall indicate the technical characteristics of the spectral gamma logging device.	separate independent module
3	Goods name: Thorium blanket for calibration of Gamma Ray Spectral Tool (SGLT-N)	Quantity of the Goods, Unit of Measurement: 1 piece	Full description of the Goods: Thorium blanket for calibration of Gamma Ray Spectral Tool (SGLT-N) Country of Origin: China Manufacturer: Xi'an RuiShiMachinery Co., Ltd.
Parameter/requirement		Value
3.1	Compatibility with the Tool from Item 2	Yes
4	Goods name: Compensated neutron logging tool (CNLT-N)	Quantity of the Goods, Unit of Measurement: 4 pieces	Full description of the Goods: Compensated neutron logging tool (CNLT-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
4.1	Outer diameter	88.9 mm
4.2	Max. operating temperature	175℃
4.3	Maximum working pressure	20 000 PSI
4.4	Min. wellbore diameter for logging	114,3 mm
4.5	Max. wellbore diameter for logging	508 mm
4.6	Porosity measurement by neutron-thermal neutron log with two probes in the range	Beginning value 1%; Finish value 85%
4.7	Max. measurement error of the sensors	±5% of the true value
4.8	Ability to record/compatibility with other tools in the system as part of the assembly.	Yes
4.9	Ability to perform drill-pipe-conveyed logging with on-line recording (using the logging cable)	Yes
4.10	Availability of protective transportation caps	Yes
5	Goods name: Neutron calibration tank for Compensated neutron logging tool (CNLT-N)	Quantity of the Goods, Unit of Measurement: 1 piece	Full description of the Goods: Neutron calibration tank for Compensated neutron logging tool (CNLT-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
5.1	Compatibility with the Tool from Item 4	Yes

6	Goods name: Neutron radiation source Am241Be	Quantity of the Goods, Unit of Measurement: 2 pieces	Full description of the Goods: Neutron radiation source Am241Be Country of Origin: China Manufacturer: HTA Co., Ltd.
Parameter/requirement		Value
6.1	Americium-beryllium (Am241Be) source of fast neutrons, source activity	592 GBq with activity tolerance ±5%
6.2	Completeness	Yes
6.3	Compatibility with the Tool from Item 4	Yes
7	Goods name: Decentering spring	Quantity of the Goods, Unit of Measurement: 4 pieces	Full description of the Goods: Decentering spring Country of Origin: КНР Виробник товару: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
7.1	Compatibility with the Tool from Item 4	Yes
8	Goods name: Litho density logging tool (LDLT-N)	Quantity of the Goods, Unit of Measurement: 4 pieces	Full description of the Goods: Litho density logging tool (LDLT-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
8.1	Outer diameter	121,9 mm
8.2	Max. operating temperature	175℃
8.3	Maximum working pressure	20 000 PSI
8.4	Min. wellbore diameter for logging	152,4 mm
8.5	Max. wellbore diameter for logging	533,4 mm
8.6	Volume density measurement range	In range 1,3-3,0 г/см3
8.7	Max. measurement error of the sensors	± 0,025 г/см3 of the true value.
8.8	Measurement range of the photoelectric factor	Beginning val1,0 В/е Finish value 6,0 В/е
8.9	Max. measurement error of the sensors	± 0,2 В/е of the true value
8.10	Ability to record/compatibility with other tools in the system as part of the assembly.	Yes
8.11	Ability to perform drill-pipe-conveyed logging with on-line recording (using the logging cable)	Yes
8.12	Availability of protective transportation caps.	Yes
9	Goods name: Density calibration device for calibration of Litho density logging tool (LDLT-N)	Quantity of the Goods, Unit of Measurement: 4 pieces	Full description of the Goods: Density calibration device for calibration of Litho density logging tool (LDLT-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
9.1	Compatibility with the Tool from Item 8	Yes

10	Goods name: Density radiation source Cs137	Quantity: 2 pieces	Full description of the Goods: Density radiation source Cs137 Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
10.1	Caesium-137 (Cs-137), activity	74 GBq with activity tolerance ±5%
10.2	Completeness	Yes
10.3	Compatibility with the Tool from Item 8	Yes
11	Goods name: LDLT-N Handling tools for Density radiation source Cs137	Quantity of the Goods, Unit of Measurement: 2 pieces	Full description of the Goods: LDLT-N Handling tools for Density radiation source Cs137 Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
11.1	Compatibility with Tools from item 10	Yes
12	Goods name: Array induction logging tool (AILT-N)	Quantity of the Goods, Unit of Measurement: 2 pieces	Full description of the Goods: Array induction logging tool (AILT-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
12.1	Outer diameter	89 mm
12.2	Max. operating temperature	175℃
12.3	Maximum working pressure	20 000 PSI
12.4	Min. wellbore diameter for logging	115,0 mm
12.5	Max. wellbore diameter for logging	508,0 mm
12.6	Availability of measuring sensors/probes in the amount of	5 pieces
12.7	Specific resistance measurement range	Beginning value 0.1 Ohms*m Finish value 2000 Ohms*m
12.8	Max. measurement error of the sensors	± 3 % of the true value
12.9	Ability to record/compatibility with other tools in the system as part of the assembly.	yes
12.10	Ability to perform drill-pipe-conveyed logging with on-line recording (using the logging cable)	yes
12.11	Availability of protective transportation caps.	yes
13	Goods name: Array induction calibration ring for Array induction logging tool (AILT-N)	Quantity of the Goods, Unit of Measurement: 1 piece	Full description of the Goods: Array induction calibration ring for Array induction logging tool (AILT-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
13.1	Compatibility with the Tool from Item 12	Так

14	Найменування товару: High-Resolution Array Laterolog Logging Tool (ALLT-N	Quantity of the Goods, Unit of Measurement: 2 pieces	Full description of the Goods: High-Resolution Array Laterolog Logging Tool (ALLT-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
14.1	Outer diameter	92 mm
14.2	Max. operating temperature	175℃
14.3	Maximum working pressure	20 000 PSI
14.4	Min. wellbore diameter for logging	150,0 mm
14.5	Max. wellbore diameter for logging	550 mm
14.6	Availability of measuring sensors/probes in the amount of	5 pieces
14.7	Specific resistance measurement range	Beginning value 0.2 Ohms*m Finish value 100000 Ohms*m
14.8	Max. measurement error of the sensors	± 20% in the range of 0.2-1 Ohms*m; ± 5% in the range of 1-2000 Ohms*m; ± 10% in the range of 2000- 5000 Ohms*m; ± 20% in the range of 5000- 100000 Ohms*m;
14.9	Ability to record/compatibility with other tools in the system as part of the assembly.	Yes
14.10	Ability to perform drill-pipe-conveyed logging with on-line recording (using the logging cable)	Yes
14.11	Availability of protective transportation caps.	Yes
14.12	Availability of an SP electrode	Yes
15	Goods name: Array laterolog simulator box and clamps tank for calibration of High-Resolution Array Laterolog Logging Tool (ALLT-N)	Quantity of the Goods, Unit of Measurement: 1 piece

Full description of the Goods: Array laterolog simulator box and clamps tank for calibration of High-Resolution Array Laterolog Logging Tool (ALLT-N)

Country of Origin: China

Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.

Parameter/requirement		Value
15.1	Compatibility with the Tool from Item 14	Yes
16	Найменування товару: Micro Spherical Focus Logging Tool (MSFL-N)	Quantity of the Goods, Unit of Measurement: 4 pieces	Full description of the Goods: Micro Spherical Focus Logging Tool (MSFL-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
16.1	Outer diameter	114 mm
16.2	Max. operating temperature	175℃
16.3	Maximum working pressure	20 000 PSI
16.4	Min. wellbore diameter for logging	150,0 mm
16.5	Max. wellbore diameter for logging	500 mm

16.6	Specific resistance measurement range	Beginning value 0.2 Ohms*m Finish value 2000 Ohms*m
16.7	Max. measurement error of the sensors	± 10% in the range of 0.2-1 Ohms*m; ± 5% in the range of 1-200 Ohms*m; ± 10% in the range of 200- 1000 Ohms*m; ± 20% in the range of 1000- 2000 Ohms*m;
16.8	Ability to record/compatibility with other tools in the system as part of the assembly.	Yes
16.9	Ability to perform drill-pipe-conveyed logging with on-line recording (using the logging cable)	Yes
16.10	Availability of protective transportation caps.	Yes
17	Goods name: Test box for calibration of Micro Spherical Focus Logging Tool (MSFL-N)	Quantity of the Goods, Unit of Measurement: 1 piece	Full description of the Goods: Test box for calibration of Micro Spherical Focus Logging Tool (MSFL-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
17.1	Compatibility with the Tool from Item 16	Yes
18	Найменування товару: Induction logging tool (DIET-N)	Quantity of the Goods, Unit of Measurement: 4 pieces	Full description of the Goods: Dual induction logging tool (DIET-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
18.1	Outer diameter	92 mm
18.2	Max. operating temperature	175℃
18.3	Maximum working pressure	20 000 PSI
18.4	Min. wellbore diameter for logging	120,9 mm
18.5	Max. wellbore diameter for logging	575,81 mm
18.6	Availability of measuring sensors/probes in the amount of	3 pieces
18.7	Specific resistance measurement range	Beginning value 0.2 Ohms*m Finish value 2000 Ohms*m
18.8	Max. measurement error of the sensors	± 5 % of the true value
18.9	Ability to record/compatibility with other tools in the system as part of the assembly.	Yes
18.10	Ability to perform drill-pipe-conveyed logging with on-line recording (using the logging cable)	Yes
18.11	Availability of protective transportation caps	Yes

19	Goods name: Calibration device for calibration of Dual induction logging tool (DIET-N)	Quantity of the Goods, Unit of Measurement: 1 piece	Full description of the Goods: Calibration device for calibration of Dual induction logging tool (DIET-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
19.1	Compatibility with the Tool from Item 18	Yes
20	Goods name: Dual Lateral Logging tool (DLLT-N)	Quantity of the Goods, Unit of Measurement: 4 pieces	Full description of the Goods: Dual Lateral Logging tool (DLLT-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
20.1	Outer diameter	89,9 mm
20.2	Max. operating temperature	175℃
20.3	Maximum working pressure	20 000 PSI
20.4	Min. wellbore diameter for logging	120,9 mm
20.5	Max. wellbore diameter for logging	575,8 mm
20.6	Availability of measuring sensors/probes in the amount of	2 pieces
20.7	Specific resistance measurement range	Beginning value 0.2 Ohms*m Finish value than 40000 Ohms*m
20.8	Max. measurement error of the sensors	± 20% in the range of 0.2-1 Ohms*m; ± 5% in the range of 1-2000 Ohms*m; ± 10% in the range of 2000- 5000 Ohms*m; ± 20% in the range of 5000- 40000 Ohms*m;
20.9	Ability to record/compatibility with other tools in the system as part of the assembly.	Yes
20.10	Ability to perform drill-pipe-conveyed logging with on-line recording (using the logging cable)	Yes
20.11	Availability of protective transportation caps	Yes
20.12	Availability of an SP electrode	Yes
21	Goods name: Calibration device for Dual Lateral Logging tool (DLLT-N)	Quantity of the Goods, Unit of Measurement: 1 piece	Full description of the Goods: Calibration device for Dual Lateral Logging tool (DLLT-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
21.1	Compatibility with the Tool from Item 20	Yes
22	Goods name: X-dipole sonic logging tool (XDLT-N)	Quantity of the Goods, Unit of Measurement: 4 pieces	Full description of the Goods: X-dipole sonic logging tool (XDLT-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
22.1	Outer diameter	98 mm
22.2	Max. operating temperature	175℃
22.3	Maximum working pressure	20 000 PSI
22.4	Min. wellbore diameter for logging	114,0 mm
22.5	Max. wellbore diameter for logging	455 mm

22.6	Interval time measurement	Beginning value 130 Ending value 3300 ms/m
22.8	Max. measurement error of the sensors	± 5 % of the true value
22.9	Receiver assembly	32 receivers (4 receivers on each of the 8 levels)
22.10	Sources assembly	4 sources (1 monopole, 2 dipole, 1 quadrupole)
22.11	Ability to record/compatibility with other tools in the system as part of the assembly.	Yes
22.12	Ability to perform drill-pipe-conveyed logging with on-line recording (using the logging cable)	Yes
22.13	Availability of protective transportation caps	Yes
22.14	Need for calibration	Not required
23	Goods name: -	Quantity of the Goods, Unit of Measurement: ----	Full description of the Goods: - Country of Origin: - Manufacturer: -
Parameter/requirement		Value
23.1	Compatibility with the Tool from Item 22	No required calibration
24	Goods name: High-definition sonic logging tool (HDSL-N)	Quantity of the Goods, Unit of Measurement: 4 pieces	Full description of the Goods: High-definition sonic logging tool (HDSL-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
24.1	Outer diameter	90 mm
24.2	Max. operating temperature	175℃
24.3	Maximum working pressure	20 000 PSI
24.4	Min. wellbore diameter for logging	114,0 mm
24.5	Max. wellbore diameter for logging	450 mm
24.6	Interval time measurement	Beginning value 30 Ending value 830 mcs/m
24.7	Max. measurement error of the sensors	± 2 mcs/m of the true value
24.8	Ability to record/compatibility with other tools in the system as part of the assembly.	Yes
24.9	Ability to perform drill-pipe-conveyed logging with on-line recording (using the logging cable)	Yes
24.10	Availability of protective transportation caps.	Yes
24.11	Need for calibration	Not required
25	Goods name: -	Quantity of the Goods, Unit of Measurement: ---	Full description of the Goods: - Country of Origin: - Manufacturer: -
Parameter/requirement		Value
25.1	Compatibility with the Tool from Item 24	No required calibration

26	Goods name: Inclinometer	Quantity of the Goods, Unit of Measurement: Include in pos 1	Full description of the Goods: Inclinometer Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
26.1	Outer diameter	90 mm
26.2	Max. operating temperature	175℃
26.3	Maximum working pressure	20 000 PSI
26.4	Min. wellbore diameter for logging	121,9 mm
26.5	Max. wellbore diameter for logging	571,5 mm
26.7	Inclination measurement range	Beginning value 0 Finish value 180°
26.8	Max. measurement error of the sensors	± 0,5˚ of the true value
26.9	Azimuth measurement range	from 0 to 360 °
26.10	Max. measurement error of the sensors	± 1,5 % of the true value
26.11	Ability to record/compatibility with other tools in the system as part of the assembly.	Yes
26.12	Ability to perform drill-pipe-conveyed logging with on-line recording (using the logging cable)	Yes
26.13	Availability of protective transportation caps	Yes
26.14	If the inclinometry module is structurally implemented in one of the other modules, the participant shall indicate in which of the listed items and shall indicate the technical characteristics of the inclinometry device in accordance with the requirements.	Included into Telemetry/Inclinometer Gamma Ray Tool (TIGR-N) item 1
27	Goods name: Inclinometer calibration device for Telemetry/Inclinometer Gamma Ray Tool (TIGR-N)	Quantity of the Goods, Unit of Measurement: 1 piece	Full description of the Goods: Inclinometer calibration device for Telemetry/Inclinometer Gamma Ray Tool (TIGR-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
27.1	Compatibility with the Tool from Item 26	Yes
28	Goods name: Six-arm caliper tool (SAC-N)	Quantity of the Goods, Unit of Measurement: 4 pieced	Full description of the Goods: Six-arm caliper tool (SAC-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
28.1	Outer diameter	90 mm
28.2	Max. operating temperature	175℃
28.3	Maximum working pressure	20 000 PSI
28.4	Min. wellbore diameter for logging	110,0 mm
28.5	Max. wellbore diameter for logging	500 mm
28.6	Well diameter measurement range	from 110 mm to 550 mm
28.7	Max. diameters measurement error	± 5 мм of the true value.
28.8	Ability to record/compatibility with other tools in the system as part of the assembly.	Yes

28.9	Number of measurement arms	6
28.10	Ability to perform drill-pipe-conveyed logging with on-line recording (using the logging cable)	Yes
28.11	Availability of protective transportation caps	Yes
29	Goods name: Calibration device for Six-arm caliper tool (SAC-N)	Quantity of the Goods, Unit of Measurement: 1 piece	Full description of the Goods: Calibration device for Six-arm caliper tool (SAC-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
29.1	Compatibility with the Tool from Item 28	Yes
30	Goods name: Tension-temperature-mud resistivity tool (TTMR-N)	Quantity of the Goods, Unit of Measurement: 4 pieces	Full description of the Goods: Tension-temperature-mud resistivity tool (TTMR-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
30.1	Outer diameter	90 mm
30.2	Max. operating temperature	175℃
30.3	Maximum working pressure	20 000 PSI
30.4	Min. wellbore diameter for logging	121,9 mm
30.5	Max. wellbore diameter for logging	571,5 mm
30.6	Measuring assembly tension, compression, drill-mud resistivity and temperature	Yes
30.7	Ability to record/compatibility with other tools in the system as part of the assembly.	Yes
30.8	Ability to perform drill-pipe-conveyed logging with on-line recording (using the logging cable)	Yes
30.9	Availability of protective transportation caps	Yes
31	Goods name: Calibration device for Tension-temperature-mud resistivity tool (TTMR-N)	Quantity of the Goods, Unit of Measurement: 1 piece	Full description of the Goods: Calibration device for Tension-temperature-mud resistivity tool (TTMR-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
31.1	Compatibility with the Tool from Item 30	Yes

32	Goods name: Surface acquisition system GallopStar	Quantity of the Goods, Unit of Measurement: 4 pieces	Full description of the Goods: Surface acquisition system GallopStar Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
32.1	Telemetry, data transfer rate	1000 кбіт/с
32.2	Min. downlink data transfer rate	5 кбіт/с
32.3	Support for downhole telemetry encoding/decoding methods	Yes
32.4	High-speed bus support for data transferring of well logging tools	Yes
32.5	Surface system based on an Ethernet or USB network	Yes
32.6	One black-and-white and one colour built-in printer.	black-and-white iSYS V8.5; iSys I Terra Lite color printer
32.7	Built-in uninterruptible power supply.	2000 Ват
32.8	Built-in industrial PC with the following parameters:

-RAM - 8 GB DDR4, compatible with the processor.

-Video - a discrete video adapter with a video memory capacity of a 2048 MB.

-Operating system - compatible with data logging software.

-HDD - at least 512 GB.

-Interfaces - USB 2.0 –two, USB 3.0 - one, LAN (RJ-45).

- 8 switch ports 10/100 m Ethernet includes.

32.9	Standard 19-inch recorder stand	Yes
32.10	Meets the requirements of API RP 67 (explosive-safe practices).	Yes
32.11	Supports standard and modern logging services in an open and cased hole, providing a full range of logging operations (petrophysical studies, wellbore images, reservoir pressure measurements and sampling, multi-sound resistivity log, multi sonde sonic log)	Yes
32.12	Compatibility with the all downhole Tool assembly	Yes
33	Goods name: Casing Collar Locator (CCL-N)	Quantity of the Goods, Unit of Measurement: 4 pieces	Full description of the Goods: Casing Collar Locator (CCL-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
33.1	Outer diameter	90 mm
33.2	Max. operating temperature	175℃
33.3	Maximum working pressure	20 000 PSI
33.4	Min. wellbore diameter for logging	121,0 mm
33.5	Max. wellbore diameter for logging	570 mm
33.6	Ability to record/compatibility with other tools in the system as part of the assembly.	Yes
33.7	Ability to perform drill-pipe-conveyed logging with on-line recording (using the logging cable)	Yes
33.8	Availability of protective transportation caps.	Yes

34	Goods name: Cable head (CAH-N)	Quantity of the Goods, Unit of Measurement: 8 pieces	Full description of the Goods: Cable head (CAH-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
34.1	Outer diameter	90 mm
34.2	Max. operating temperature	175℃
34.3	Maximum working pressure	20 000 PSI
34.4	Ability to record/compatibility with other tools in the system as part of the assembly.	Yes
34.5	Compatible with Camesa logging cables 7J46RXZ or with the equivalent	Yes
35	Goods name: Feedthrough centralizer (FCEN-N)	Quantity of the Goods, Unit of Measurement: 8 pieces	Full description of the Goods: Feedthrough centralizer (FCEN-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
35.1	Outer diameter	89 mm
35.2	Max. operating temperature	175℃
35.3	Maximum working pressure	20 000 PSI
35.4	Ability to record/compatibility with other tools in the system as part of the assembly.	Yes
35.5	Number of stop blocks	6 pieces
35.6	Max. opening diameter	450 mm
36	Goods name: Overbody centralizer (OCEN-N)	Quantity of the Goods, Unit of Measurement: 8 pieces	Full description of the Goods: Overbody centralizer (OCEN-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
36.1	Outer diameter	90 mm
36.2	Max. operating temperature	175℃
36.3	Maximum working pressure	20 000 PSI
36.4	Ability to record/compatibility with other tools in the system as part of the assembly.	Так
36.5	Number of stop blocks	6 pieces
36.6	Max. opening diameter	450 mm
37	Goods name: Flexible joint tool (FJT-N)	Quantity of the Goods, Unit of Measurement: 8 pieces	Full description of the Goods: Flexible joint tool (FJT-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
37.1	Outer diameter	90 mm
37.2	Max. operating temperature	175℃
37.3	Maximum working pressure	20 000 PSI
37.4	Ability to record/compatibility with other tools in the system as part of the assembly.	Yes

38	Goods name: Swivel Joint tool (SJT-N)	Quantity of the Goods, Unit of Measurement: 4 pieces	Full description of the Goods: Swivel Joint tool (SJT-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
38.1	Outer diameter	90 mm
38.2	Max. operating temperature	175℃
38.3	Maximum working pressure	20 000 PSI
38.4	Ability to record/compatibility with other tools in the system as part of the assembly.	Yes
39	Goods name: Bottom nose (BN-N)	Quantity of the Goods, Unit of Measurement: 8 pieces	Full description of the Goods: Bottom nose (BN-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
39.1	Outer diameter	90 mm
39.2	Max. operating temperature	175℃
39.3	Maximum working pressure	20 000 PSI
39.4	Ability to record/compatibility with other tools in the system as part of the assembly.	Yes
40	Goods name: Hole Finder (HF-N)	Quantity of the Goods, Unit of Measurement: 2 pieces	Full description of the Goods: Hole finder (HF-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
40.1	Outer diameter	90 mm
40.2	Max. operating temperature	175℃
40.3	Maximum working pressure	20 000 PSI
40.4	Ability to record/compatibility with other tools in the system as part of the assembly.	Yes
41	Goods name: Micro Resistive Imaging tool (MRIT-N)	Quantity of the Goods, Unit of Measurement: 2 pieces	Full description of the Goods: Micro Resistive Imaging tool (MRIT-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
41.1	Outer diameter	110 mm
41.2	Max. operating temperature	175℃
41.3	Maximum working pressure	20 000 PSI
41.4	Min. wellbore diameter for logging	134,62 mm
41.5	Max. wellbore diameter for logging	381 mm
41.6	Measurement of micro laterolog electrical resistivity	Beginning value 0.2 Ohms*m Finish value 10000 Ohms*m
41.7	Max. measurement error of the sensors	± 0,5 % of the true value

41.8	Ability to record/compatibility with other tools in the system as part of the assembly.	Yes
41.9	Ability to perform drill-pipe-conveyed logging with on-line recording (using the logging cable)	Yes
41.10	Availability of protective transportation caps.	Yes
41.11	Availability of the measurement sensors	6 pieces
41.12	Each measurement sensor (pad) is equipped:	25 measurement points
42	Goods name: Calibration device for Micro Resistive Imaging tool (MRIT-N)	Quantity of the Goods, Unit of Measurement: 1 piece	Full description of the Goods: Calibration device for Micro Resistive Imaging tool (MRIT-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
42.1	Compatibility with the Tool from Item 41	Yes
43	Найменування товару: Modular formation pressure tester (MIFT-N)	Quantity of the Goods, Unit of Measurement: 2 pieces	Full description of the Goods: Modular formation pressure tester (MIFT-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
43.1	Outer diameter	120 mm
43.2	Max. operating temperature	177℃
43.3	Maximum working pressure	140 Mpа
43.4	Min. wellbore diameter for logging	150,0 mm
43.5	Max. wellbore diameter for logging	482 mm
43.6	Formation pressure measurement range	Beginning value than 0 MPa Finish value 110 MPa
43.7	Max. measurement error of the sensors	± 0,2 % of the true value
43.8	Ability to record/compatibility with other tools in the system as part of the assembly.	Yes
43.9	Ability to perform drill-pipe-conveyed logging with on-line recording (using the logging cable)	Yes
43.10	Availability of protective transportation caps.	Yes
43.11	Tool capabilities:

-measurement of formation pressure;

-determination of the nature of reservoir saturation (estimating the type of fluid by sampling and/or by measuring pressure gradients);

- calculation of permeability.

43.12	Formation pressure sensor resolution	0,01 psi
43.13	The measurement is carried out by a structurally equipped pressure arm with a shoe and a pressure sensor installed inside the shoe.	Yes

44	Goods name: Calibration device for modular formation tester (MIFT-N)	Quantity of the Goods, Unit of Measurement: 1 piece	Full description of the Goods: Calibration device for modular formation tester (MIFT-N) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
44.1	Compatibility with the Tool from Item 43	Yes
45	Goods name: Tool pusher logging equipment (TPL)	Quantity of the Goods, Unit of Measurement: 1 set	Full description of the Goods: Tool pusher logging equipment (TPL) Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
45.1	Completeness	- Includes components suitable for the diameter range from 152mm to 215.9 mm (Drill Pipe OD-3 ½”) - Includes components suitable for the diameter range from 215.9 mm to 445mm (Drill Pipe OD-5”)
45.2	Design features

- Place the entire set of components for connecting the geophysical cable with the assembly of accessories that are lowered on the drill pipes;

- Place the entire set of components for cable entry from the internal space of the drill pipe and sit it on the outer side of the pipe;

- Place a set of disposable consumables for 10 operations.

46	Goods name: 12.7 mm (0.5ʺ) 6-rib rubber stand-off	Quantity of the Goods, Unit of Measurement: 50 pieces	Full description of the Goods: 12.7 mm (0.5ʺ) 6-rib rubber stand-off Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
46.1	Compatibility with tools	from main assembly
47	Goods name: 38.1 mm (1.5ʺ) 6-rib rubber stand-off	Quantity of the Goods, Unit of Measurement: 50 pieces	Full description of the Goods: 38.1 mm (1.5ʺ) 6-rib rubber stand-off Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
47.1	Compatibility with tools	from main assembly
48	Goods nameу: 63.5 mm (2.5ʺ) 6-rib rubber stand-off	Quantity of the Goods, Unit of Measurement: 50 pieces	Full description of the Goods: 63.5 mm (2.5ʺ) 6-rib rubber stand-off Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
48.1	Compatibility with tools	from main assembly
49	Goods name: logging cable simulator, 7000 m.	Quantity of the Goods, Unit of Measurement: 1 piece	Full description of the Goods: logging cable simulator, 7000 m. Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
49.1	Compatibility	Yes

50	Goods name: wire for tools connection	Quantity of the Goods, Unit of Measurement: 4 pieces	Full description of the Goods: 1m long wire for tools connection Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
50.1	Compatibility	Yes
50.2	Wire length, m	1 m.
51	Goods name: Mounting table for tools assembling above the wellhead	Quantity of the Goods, Unit of Measurement: 2 pieces	Full description of the Goods: Mounting table for tools assembling above the wellhead Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
51.1	Compatibility	Yes
52	Goods name: Tool box for working with open-hole logging tools	Quantity of the Goods, Unit of Measurement: 2 pieces	Full description of the Goods: Tool box for working with open-hole logging tools Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
52.1	Compatibility	Yes
53	Goods name: CNLT-N handling tool for neutron radiation source Am241Be	Quantity of the Goods, Unit of Measurement: 2 pieces	Full description of the Goods: CNLT-N handling tool for neutron radiation source Am241Be Country of Origin: China Manufacturer: Xi'an GOWell Petroleum Equipment Co., Ltd.
Parameter/requirement		Value
53.1	Compatibility with the Tool from Item 6	Yes

Підписи Сторін / Signatures of the Parties

Від ПОСТАЧАЛЬНИКА/	Від ПОКУПЦЯ/
On behalf of the SUPPLIER:	On behalf of the BUYER:

/s/ Denis Gurvitch / Denis Gurvitch /	/s/ Roman Vlasenko / Roman Vlasenko /
М.П. / L.S.	М.П. / L.S.

Додаток №6

Appendix №6

До Договору / to the Contract № UGV ___305/30-26______________від / dated ___________15.06.2026

ФОРМА
банківської гарантії як забезпечення виконання зобов’язань за договором закупівлі

(для банків-резидентів України)

БАНКІВСЬКА ГАРАНТІЯ № ________

Місце складання _______ Дата складання _____

Ми, __повна назва банку-гаранта___, офіційне місцезнаходження за адресою: ______, код ЄДРПОУ_________, код банку ______, № запису у Державному реєстрі банків про право юридичної особи на здійснення банківської діяльності ______ (далі – Банк-гарант), в особі ___________________ яка/який діє на підставі ___________________ були повідомлені про те, що:

-   ___повна назва учасника закупівлі_, код ЄДРПОУ ______ або реєстраційний номер представництва (для представництв, зареєстрованих відповідно до Інструкції про порядок реєстрації представництв іноземних суб’єктів господарської діяльності в Україні, затвердженої наказом міністерства зовнішніх економічних зв’язків і торгівлі України від 18.01.1996 №30) ____, офіційне місцезнаходження за адресою: ________ (далі - Принципал), є учасником публічної процедури закупівлі __найменування предмету закупівлі, лот №__ (за наявності) (далі - Процедура закупівель), проведеної Акціонерним товариством «Укргазвидобування», офіційне місцезнаходження за адресою: 04053, м. Київ, вул. Кудрявська, 26/28, код ЄДРПОУ 30019775 (далі - Бенефіціар), згідно з оголошенням про проведення закупівлі № ______, розміщеного на веб-порталі відповідного уповноваженого органу, та тендерною документацією в останній редакції, затвердженою [рішенням уповноваженої особи Бенефіціара/інше] від ____ року, протокол № ____ (далі – Тендерна документація);

-   Принципал був визнаний Бенефіціаром переможцем Процедури закупівлі згідно з [рішенням уповноваженої особи Бенефіціара/інше] від ____ року, протокол № ____;

-   Принципал згідно з умовами Процедури закупівлі укладає з Бенефіціаром договір про закупівлю, ціна якого становить ___(цифрами та прописом)_____ гривень (далі - Договір);

-   згідно з умовами Тендерної документації Принципал не пізніше дати укладання Договору зобов’язаний надати банківську гарантію у розмірі ___ % вартості Договору в забезпечення виконання Принципалом Договору.

З огляду на викладене вище, Банк-гарант цим надає Бенефіціару гарантію та приймає на себе безвідкличне зобов’язання сплатити Бенефіціару суму, яка не перевищує ____(цифрами та прописом)___ гривень (далі - Сума гарантії) протягом п’яти робочих днів з дати одержання письмової вимоги Бенефіціара про сплату коштів за Гарантією (далі - Вимога), без необхідності для Бенефіціара обґрунтовувати свою Вимогу, без подання будь-яких інших документів, крім Вимоги, або виконання будь-яких інших умов.

Ця гарантія забезпечує виконання Принципалом Договору (за необхідності Замовник перелічує конкретні випадки невиконання умов Договору).

Вимога має містити:

-       посилання на номер і дату цієї гарантії;

-      повідомлення про невиконання/неналежне виконання Принципалом зобов’язань за Договором, забезпечених цією гарантією;

-      платіжні реквізити для перерахування суми, що вимагається до сплати за гарантією.

Форма представлення Вимоги:

-       у паперовій формі рекомендованим листом або кур'єром на адресу Банка-гаранта________, до уваги ____підрозділ/співробітник_____ через банк Бенефіціара __найменування Банку____, SWIFT-код: ______ (далі - Банк Бенефіціара), який також має підтвердити автентичним SWIFT-повідомленням на SWIFT-адресу Банка-гаранта ____свіфт-код Банка-гаранта_____ з посиланням на реквізити цієї гарантії та Вимоги достовірність підписів та печатки (у разі наявності) Бенефіціара на Вимозі та повноваження особи (осіб), що підписала(и) Вимогу;

або

-       в електронній формі: (1) у формі електронного документа на електронну адресу Банка-гаранта ___e-mail Банка-гаранта____ з додаванням електронних копій документів, що підтверджують повноваження особи (осіб), що підписала Вимогу, засвідченими електронним підписом Бенефіціара, або (2) автентичним SWIFT-повідомленням на SWIFT-адресу Банка-гаранта з цитуванням повного тексту Вимоги через Банк Бенефіціара, який також має підтвердити достовірність підписів/електронних підписів та печатки/електронної печатки (у разі наявності) Бенефіціара на Вимозі та повноваження особи (осіб), що підписала(и) Вимогу.

Якщо Банк-гарант та Банк Бенефіціара є одним банком форма представлення Вимоги зазначається у такій редакції:

«Форма представлення Вимоги:

-       у паперовій формі рекомендованим листом або кур'єром на адресу Банка-гаранта________, до уваги ____підрозділ/співробітник_____;

-       у формі електронного документа на електронну адресу Банка-гаранта _____ e-mail Банка-гаранта____.»

Виплата здійснюється шляхом перерахування Суми гарантії на розрахунковий рахунок Бенефіціара, зазначений у Вимозі.

Одержання Банком-гарантом Вимоги, що становить належне представлення, буде вважатися достатнім підтвердженням факту настання гарантійного випадку та платіж за Вимогою буде здійснено без затримок або заперечень з нашого боку, незалежно від будь-яких заперечень Принципала та без необхідності Бенефіціару або будь-якій третій особі надавати будь-які додаткові докази та/або документи (окрім визначених умовами цієї гарантії) на підтримку своєї вимоги.

Усі комісії та витрати, пов’язані з цією гарантією, здійснюються за рахунок Принципала.

Сума гарантії зменшується на кожну суму, сплачену Банком-гарантом за цією гарантією.

У разі порушення Банком-гарантом своїх обов'язків за цією гарантією, його відповідальність не обмежується Сумою гарантії.

Ця гарантія набуває чинності з дати її надання Банком-гарантом.

Строк дії гарантії – до __(строк дії Договору закупівлі або виконання зобов’язань по Договору + додатково 102 календарні дні)___ року включно, і будь-яка Вимога за гарантією має бути отримана Банком-гарантом не пізніше 17:00 годин за Київським часом цієї дати. Після 17:00 год. _______ року гарантія припиняє дію.

Ця Гарантія видана на користь Бенефіціара і права вимоги по ній не можуть бути передані третій особі без попередньої письмової згоди Банка-гаранта.

Ця гарантія підпорядковується Уніфікованим правилам для гарантій за вимогою Міжнародної торговельної палати у редакції 2010 року, публікація №758 та регулюється чинним законодавством України.

TEMPLATE
of a bank guarantee as security for obligations under a purchase contract

(for foreign banks)

Ukrainian translation
БАНКІВСЬКА ГАРАНТІЯ № ________	BANK GUARANTEE No. ________
Місце складання _______ Дата складання _____	Place of issue: _______ Date of issue: _____

Ми, __повна назва банку-гаранта___, офіційне місцезнаходження за адресою: ______, (далі – Банк-гарант) були повідомлені про те, що:

-      ___повна назва учасника закупівлі_, код ЄДРПОУ (для резидентів України) / реєстраційний або податковий номер (за наявності) (для нерезидентів) ______, офіційне місцезнаходження за адресою: ________ (далі - Принципал), є учасником публічної процедури закупівлі __найменування предмету закупівлі, лот №__ (за наявності) (далі - Процедура закупівель), проведеної Акціонерним товариством «Укргазвидобування», офіційне місцезнаходження за адресою: 04053, м. Київ, вул. Кудрявська, 26/28, код ЄДРПОУ 30019775 (далі - Бенефіціар), згідно з оголошенням про проведення закупівлі № ______, розміщеного на веб-порталі відповідного уповноваженого органу, та тендерною документацією в останній редакції (далі – Тендерна документація);

-      Принципал був визнаний Бенефіціаром переможцем Процедури закупівлі;

-

-      Принципал згідно з умовами Процедури закупівлі укладає з Бенефіціаром договір про закупівлю, ціна якого становить ___(цифрами та прописом)_____ гривень (далі - Договір);

-

-      згідно з умовами Тендерної документації Принципал не пізніше дати укладання Договору зобов’язаний надати банківську гарантію у розмірі ___ % вартості Договору в забезпечення виконання Принципалом Договору.

We, __full name of a Guarantor___, with registered office at: ______ (hereinafter referred to as the «Guarantor bank») were notified of the following:

-    ___full name of the bidder__, USREO code (for residents of Ukraine) / Corporate or Tax ID (if any) (for non-residents) ______, with registered office at: ________ (hereinafter referred to as the «Principal»), is a bidder participating in the public procurement procedure __name of procurement item, lot No.__ (if any) (hereinafter referred to as the «Procurement Procedure») carried out by Joint Stock Company «Ukrgasvydobuvannya», with registered office at: 26/28, Kudryavska st., Kyiv, Ukraine 04053, USREO code 30019775 (hereinafter referred to as the «Beneficiary»), in accordance with procurement announcement No. _____ placed on the web portal of the relevant competent authority and pursuant to the latest edition of the bidding documents (the «Bidding Documents»);

-     the Beneficiary has acknowledged the Principal to be the winner of the Procurement Procedure;

-     according to the terms and conditions of the Procurement Procedure, the Principal must procurement contract with the Beneficiary the value of which amounts to ____ (in figures and in words) (hereinafter the «Contract»);

-      according to the terms of the Bidding Documents, the Principal shall provide the bank guarantee in the amount of ___% of the Contract’s value as security for its obligations under the Contract no later than the date of signing the Contract.

З огляду на викладене вище, Банк-гарант цим надає Бенефіціару гарантію та приймає на себе безвідкличне зобов’язання сплатити Бенефіціару суму, яка не перевищує ____(цифрами та прописом)___ USD/EUR (далі - Сума гарантії) протягом п’яти робочих днів з дати одержання письмової вимоги Бенефіціара про сплату коштів за Гарантією (далі - Вимога), без необхідності для Бенефіціара обґрунтовувати свою Вимогу, без подання будь-яких інших документів, крім Вимоги, або виконання будь-яких інших умов.

Ця гарантія забезпечує виконання Принципалом Договору (за необхідності Замовник перелічує конкретні випадки невиконання умов Договору).

Вимога має містити:

-     посилання на номер і дату цієї гарантії;

-     повідомлення про невиконання/неналежне виконання Принципалом зобов’язань за Договором, забезпечених цією гарантією;

-      платіжні реквізити для перерахування суми, що вимагається до сплати за гарантією.

Форма представлення Вимоги:

-      у паперовій формі рекомендованим листом або кур’єром на адресу Банка-гаранта________, до уваги ____підрозділ/співробітник_____ через банк Бенефіціара __найменування Банку____, SWIFT-код: ______ (далі - Банк Бенефіціара), який також має підтвердити автентичним SWIFT-повідомленням на SWIFT-адресу Банка-гаранта ____свіфт-код Банка-гаранта_____ з посиланням на реквізити цієї гарантії та Вимоги достовірність підписів та печатки (у разі наявності) Бенефіціара на Вимозі та повноваження особи (осіб), що підписала(и) Вимогу;

або

-       в електронній формі автентичним SWIFT-повідомленням на SWIFT-адресу Банка-гаранта з цитуванням повного тексту Вимоги через Банк Бенефіціара, який також має підтвердити достовірність підписів та печатки (у разі наявності) Бенефіціара на Вимозі та повноваження особи (осіб), що підписала(и) Вимогу.

In view of the above, the Guarantor bank hereby issues the guarantee in favour of the Beneficiary and irrevocably undertakes to pay the Beneficiary the amount which does not exceed USD/EUR _________________ (in figures and in words) (the «Guarantee Amount») within five business days following the date of receiving the Beneficiary’s written demand to pay under the Guarantee (the «Demand»), at this the Beneficiary is not required to substantiate its Demand, and submit any documents other than the Demand, or fulfil any other conditions.

This guarantee secures the Principal's performance of its obligations under the Contract (if necessary, the Customer shall list any specific cases of failure to perform the Contract).

The Demand must contain:

-     reference to the number and date of this guarantee;

-     a statement that the Principal has failed to fulfill and/or improperly fulfilled its Contract obligations secured by this guarantee;

-     payment details for transferring the amount demanded to be paid under the guarantee;

The Demand can be presented in the following forms:

-       in paper form posted by registered mail or courier to the Guarantor`s address ________, to the attention of____ department/employee______ through the Beneficiary's bank __name of the bank____, SWIFT code: ______ (hereinafter the «Beneficiary’s Bank»), which must confirm the authenticity of the Beneficiary’s signatures and Beneficiary`s seals (if any) on the Demand and the authority of the Demand signatory (signatories) by the authenticated SWIFT message to the Guarantor`s SWIFT address ____ Guarantor`s SWIFT code ___ with the reference to this guarantee and the Demand;

or

-       in electronic form by an authenticated SWIFT message to the Guarantor’s SWIFT address sent through the Beneficiary’s Bank quoting the full text of the Demand and containing the bank’s confirmation of authenticity of the Beneficiary’s signatures and Beneficiary’s seals (if any) on the Demand and the authority of the Demand signatory (signatories).

Виплата здійснюється шляхом перерахування Суми гарантії на розрахунковий рахунок Бенефіціара, зазначений у Вимозі.

Одержання Банком-гарантом Вимоги, що становить належне представлення, буде вважатися достатнім підтвердженням факту настання гарантійного випадку та платіж за Вимогою буде здійснено без затримок або заперечень з нашого боку, незалежно від будь-яких заперечень Принципала та без необхідності Бенефіціару або будь-якій третій особі надавати будь-які додаткові докази та/або документи (окрім визначених умовами цієї гарантії) на підтримку своєї вимоги.

Усі комісії та витрати, пов’язані з цією гарантією, здійснюються за рахунок Принципала.

Сума гарантії зменшується на кожну суму, сплачену Банком-гарантом за цією гарантією.

Ця гарантія набуває чинності з дати її надання Банком-гарантом.

Строк дії гарантії – до __(строк дії Договору закупівлі або виконання зобов’язань по Договору + додатково 102 календарні дні)___ року включно (далі - Дата втрати чинності), і будь-яка Вимога за гарантією має бути отримана Банком-гарантом не пізніше Дати втрати чинності. Після Дати втрати чинності гарантія припиняє дію, незалежно від того, чи буде її оригінал (за наявності) повернутий Банку-гаранту чи ні.

Ця Гарантія видана на користь Бенефіціара і права вимоги по ній не можуть бути передані третій особі без попередньої письмової згоди Банка-гаранта.

Ця гарантія підпорядкована Уніфікованим правилам для гарантій за вимогою Міжнародної торговельної палати у редакції 2010 року, публікація №758.

The payment shall be made by transferring the Guarantee Amount to the Beneficiary’s current account specified in the Demand.

The receipt of the duly represented Demand by the Guarantor shall be deemed sufficient confirmation of the guarantee case and payment under the Demand shall be made without delay or objection on our part, regardless of any objections of the Principal and without the Beneficiary or any third party having to provide any additional evidence and/or documents (other than those specified in this guarantee) in support of Demand.

All fees and charges related to this guarantee shall be paid at the Principal`s account.

The Guarantee Amount shall be reduced by each amount paid by the Guarantor bank under this guarantee.

This guarantee shall come into effect from the Date of its issue by the Guarantor bank.

This guarantee shall be effective until _________(validity term of the procurement contract or until the obligations under the Contract are fulfilled + 102 additional calendar days)___ inclusive (hereinafter the «Expiry date»), and any Demand under this guarantee shall be received by the Guarantor bank before the Expiry date. After the Expiry date, this guarantee shall be terminated irrespective whether the original of the guarantee (if any) has been returned to the Guarantor bank.

This Guarantee is issued in favour of the Beneficiary, and any rights of demand hereunder shall not be transferred to a third party without the prior written consent of the Guarantor bank.

This guarantee is subject to ICC Uniform Rules for Demand Guarantees, Publication No. 758.

Вимоги до банківських гарантій як

забезпечення виконання зобов’язань за

договорами закупівлі, що надаються на користь юридичних осіб Групи Нафтогаз

1. Банківська гарантія виконання зобов’язань за договором закупівлі повинна бути надана через електронну систему закупівель та набувати чинності не пізніше дати укладання договору про закупівлю.

Датою отримання гарантії Замовником є:

для гарантій у вигляді електронного документа з накладенням кваліфікованого електронного(их) підпису(ів) та кваліфікованої електронної печатки (за наявності) банка-гаранта - дата її завантаження до електронної системи закупівель;

для гарантій у вигляді свіфт-повідомлення – дата повідомлення від банку бенефіціара (Замовника) про отримання такої гарантії.

2. Банківська гарантія має бути надана:

банком-резидентом України, в якому держава прямо чи опосередковано володіє часткою понад 75% статутного капіталу банку, або

банком-резидентом України, який має довгостроковий кредитний рейтинг за національною шкалою не нижче «uaAАA» (у разі відсутності рейтингу за національною шкалою у банків іноземних банківських груп рейтинг материнських іноземних банківських груп від однієї з рейтингових компаній Fitch, Moody’s, S&P має бути не нижче підвищеного інвестиційного класу (А-, або вищий)), або

іноземним банком, який має кредитний рейтинг однієї з рейтингових компаній Fitch, Moody’s, S&P не нижче підвищеного інвестиційного класу (А-, або вищий),

та щодо банку не застосовані санкції держав чи міждержавних організацій, які повністю або частково обмежують та/або забороняють та/або можуть негативно вплинути на виконання банком зобов’язань із забезпечення процедури закупівлі та/або із забезпечення виконання договору, зокрема відповідні санкції Ради національної безпеки і оборони України (згідно з Законом України «Про санкції»), Управління з контролю за іноземними активами Міністерства фінансів Сполучених Штатів Америки (OFAC) та Європейської комісії Європейського Союзу.

3. Форма надання банківської гарантії:

банками – резидентами України:

у вигляді електронного документа з накладенням кваліфікованого електронного(их) підпису(ів) та кваліфікованої електронної печатки (за наявності) банка-гаранта, що прирівняні до власноручного підпису(ів) уповноваженої(их) особи(іб) банка-гаранта та його печатки відповідно з урахуванням вимог законів України «Про електронні документи та електронний документообіг» та «Про електронну ідентифікацію та електронні довірчі послуги». У тексті (або колонтитулах) банківської гарантії повинно бути посилання на засіб електронного підпису та печатки (за наявності), який використовується для створення та/або перевірки електронного підпису та печатки. При цьому зазначений у тексті банківської гарантії підписант має співпадати з підписантом, який наклав електронний підпис;

іноземними банками:

у електронній формі автентичним свіфт-повідомленням на свіфт-адресу банка бенефіціара (Замовника) __(реквізити банку)_, у такому випадку до електронної системи закупівель завантажується сканкопія такого свіфт-повідомлення з текстом банківської гарантії.

Requirements for bank guarantees as security
for the procurement contract issued in favour of
legal entities of Naftogaz Group

1.    Performance bank guarantee under a procurement contract must be provided via the electronic procurement system and become effective at least on the date of concluding the procurement contract.

The date of receiving the guarantee by the Customer is:

for electronic guarantees containing qualified electronic signature(s) and qualified electronic seal (if any) of the guarantor bank - the date when the guarantee was uploaded to the electronic procurement system;

for guarantees in the form of a swift message - the date of notification from the beneficiary's (Customer’s) bank on receiving such guarantee.

2.    The bank guarantee must be provided by:

a Ukrainian resident bank, in which the state directly or indirectly owns over 75% of the charter capital, or a Ukrainian resident bank having a long-term credit rating of at least «uaAAA» according to the national scale (in the absence of a rating according to the national scale for banks of foreign banking groups, the rating of parent foreign banking groups of one of the rating companies Fitch, Moody’s, S&P must not be lower than advanced investment grade (A- or higher)), or a foreign bank having credit rating assessed by one of the rating companies Fitch, Moody’s, S&P as at last advanced investment grade (A- or higher),

and no sanctions of states or intergovernmental organisations must be applied to the bank that completely or partially restrict and/or prohibit and/or may adversely affect the bank’s obligations to secure the procurement procedure and/or contract performance, including respective sanctions of the National Security and Defence Council of Ukraine (pursuant to the Law of Ukraine «On Sanctions»), US Office of Foreign Assets Control (OFAC) and the European Commission of the European Union.

3.    Form of bank guarantee provision:

by resident banks of Ukraine:

in the form of an electronic document with qualified electronic signature(s) and qualified electronic seal (if any) of the guarantor bank, which are equivalent to the handwritten signature(s) of the authorised person(s) of the guarantor bank and its seal respectively, in compliance with the Laws of Ukraine «On Soft Copy Documents And Electronic Document Flow» and «On Electronic Identification And Electronic Trust Services». The text (or the headers or footers) of the bank guarantee must contain a reference to the means of electronic signature and seal (if any) used to generate and/or authenticate the electronic signature or seal. At this, the signatory indicated in the text of the bank guarantee shall be the same as the signatory who applied his or her electronic signature;

by foreign banks:

in the form of authenticated swift message sent to the beneficiary’s (Customer’s) bank swift address _ (bank details)_, in which case, a scanned copy of the authentic swift message with the text of the bank guarantee must be uploaded to the electronic procurement system.

4. Банківська гарантія оформляється:

банками-резидентами України - відповідно до вимог Положення про порядок здійснення банками та фінансовими компаніями операцій за гарантіями в національній та іноземних валютах, затвердженого постановою Правління Національного банку України від 15.12.2004 №639;

іноземними банками – відповідно до Уніфікованих правил для гарантій за вимогою Міжнародної торговельної палати у редакції 2010 року, публікація №758 (ICC Uniform Rules for Demand Guarantees, Publication No. 758).

5. Банківська гарантія повинна містити:

-     повне найменування учасника-переможця процедури закупівлі (принципала за гарантією);

-     найменування бенефіціара за гарантією (Замовника);

-     посилання на оголошення про проведення закупівлі (UA-_____), предмет закупівлі;

-     суму і валюту гарантії (цифрами та словами) (для банківських гарантій повернення авансового платежу сума гарантії має бути не меншою за суму авансу);

-     положення, що банківська гарантія забезпечує виконання зобов’язань принципала за договором закупівлі, що буде укладено за результатами закупівлі;

зобов’язання банка-гаранта сплатити протягом 5 (п’яти) робочих днів з дати отримання першої письмової вимоги Замовника (бенефіціара) повну суму, визначену у вимозі, в межах суми гарантії, за умови, що в тексті вимоги буде посилання на порушення Принципалом будь-яких зобов'язань, передбачених договором закупівлі, без необхідності додаткового обґрунтування та надання додаткових документів.

-     положення, що усі платежі за гарантією мають бути здійснені банком-гарантом на користь бенефіціара незалежно від будь-яких заперечень принципала або будь-якої третьої особи;

-     покладення усіх витрат, пов’язаних з гарантією, на принципала;

-     положення, що гарантія є чинною з дати її видачі банком-гарантом;

-     строк дії банківської гарантії забезпечення виконання зобов’язань за договором закупівлі повинен бути не менше ніж строк дії договору про закупівлю або виконання зобов’язань по договору + 102 календарних дні.

- підпорядкування банківської гарантії чинному законодавству України (для банків-резидентів України) та Уніфікованим правилам для гарантій за вимогою Міжнародної торговельної палати у редакції 2010 року, публікація №758.

6. Текст банківської гарантії не може містити:

посилання на умови договору про надання гарантії (правочину, укладеного між банком-гарантом та принципалом);

умови про зменшення відповідальності банка в будь-якому випадку (окрім випадку прострочення подання вимоги, а також зменшення зобов’язань за гарантією на всі суми, виплачені банком за гарантією);

умови про ускладнення процедури виплати грошових коштів за гарантією (додаткового підтвердження повноважень підписанта вимоги, отримання будь-яких підтверджень щодо правомірності вимоги, тощо);

обмеження відповідальності банку-гаранту сумою, на яку видано гарантію, у разі порушення банком-гарантом своїх обов’язків за гарантією;

умови відкликання гарантії банком-гарантом.

4.    A bank guarantee shall be executed by:

resident banks of Ukraine – in compliance with Regulations on the Procedure for Banks and Financial Companies to Perform Guarantee-Related Operations in National and Foreign Currencies approved by the Resolution of the Executive Board of the National Bank of Ukraine No.639 dated 15 December 2004;

foreign banks – in compliance with 2010 ICC Unified Rules for Demand Guarantees, Publication No.758.

5.    A bank guarantee must include:

-     full name of the winning bidder in the procurement procedure (guarantee’s principal);

-     name of the guarantee’s beneficiary (Customer);

-     reference to procurement procedure announcement (UA-_____), item of procurement;

-     amount and currency of the guarantee (in numbers and in words) (for the advance payment guarantees, the amount of the guarantee shall not be less than the advance payment);

-     provision stating that the bank guarantee is given as a security for the principal’s obligations under the procurement contract to be awarded following the procurement procedure;

-     commitment of the guarantor bank to pay the full amount indicated in the demand, within five (5) bank days from the date of receiving the first written demand from the Customer (beneficiary), provided the text of the demand includes a reference to the Principal’s breach of any obligations under the procurement contract, without the need for any additional justification and provision of additional documents.

-     provision stating that any payments under the guarantee must be made by the guarantor bank in favour of the beneficiary regardless of any objections from the principal or any third party;

-     all guarantee-related expenses must be paid by the principal;

-     provision stating that the guarantee becomes effective once it is issued by the guarantor bank;

-     validity term of the performance bank guarantee must at least the same as the validity of the procurement contract or the date when all he obligations under the contract are fulfilled + 102 calendar days.

-     the bank guarantee must be governed by the applicable laws of Ukraine (for Ukrainian resident banks) and the 2010 ICC Unified Rules for Demand Guarantees, Publication No. 758.

6. The text of the bank guarantee cannot include:

reference to the terms of the guarantee contract (a transaction concluded between the guarantor bank and the principal);

provisions on reducing the bank’s responsibility in any case (except for delay in submitting the demand, as well as reduction of obligations under the guarantee for all the amounts paid by the bank under the guarantee);

provisions requiring complications of the procedure for cash payment under the guarantee (additional confirmation of the demand signatory’s authority, receiving any confirmations as to the legitimacy of the demand, etc.);

restriction of the guarantor bank’s responsibility to the amount of guarantee provided, in case the guarantor bank’s breaches its duties under the guarantee;

terms and conditions for the guarantee revocation by the guarantor bank.

Підписи Сторін / Signatures of the Parties

Від ПОСТАЧАЛЬНИКА/	Від ПОКУПЦЯ/
On behalf of the SUPPLIER:	On behalf of the BUYER:

/s/ Denis Gurvitch / Denis Gurvitch /	/s/ Roman Vlasenko / Roman Vlasenko /
М.П. / L.S.	М.П. / L.S.

Додаток №7

Appendix №7

До Договору / to the Contract № UGV___305/30-26______________від / dated ___________15.06.2026

Сторони домовилися про наступні умови Санкційного застереження: Санкційне застереження	Parties agreed on the following terms of Sanction clause: Sanction clause

Товариство* має право в односторонньому порядку відмовитися від виконання своїх зобов’язань за Договором та/або розірвати Договір у випадку, якщо:	The Company* has the right to unilaterally waive its obligations under the Contract and / or terminate the Contract if:

- Контрагент* та/або його учасник та/або кінцевий бенефіціарний власник Контрагента внесений до списку санкцій OFAC Сполучених Штатів Америки (переліку осіб, до яких застосовані санкції, що визначається The Office of Foreign Assets Control of the US Department of the Treasury);	- The Counterparty* and / or its participant and / or the ultimate beneficial owner of the Counterparty is included in the list of OFAC sanctions imposed by the United States of America (The Office of Foreign Assets Control of the US Department of Treasury constitutes the list of persons subject to sanctions);

- До Контрагента та/або учасника Контрагента та/або кінцевого бенефіціарного власника Контрагента та/або товарів чи послуг Контрагента застосовані обмеження (санкції) інших, ніж OFAC, державних органів США, режим дотримання яких може бути порушений виконанням Договору;	- The Counterparty and / or Counterparty's participant and / or the ultimate beneficial owner of the Counterparty and / or the Counterparty's goods or services are subject to restrictions (sanctions) other than OFAC, as imposed by US government authorities, the compliance with which may be violated by performance of this Contract;

- Контрагент та/або учасник Контрагента та/або кінцевий бенефіціарний власник Контрагента внесений до списку санкцій Європейського Союзу (Consolidated list of persons, groups and entities subject to EU financial sanctions);	- The Counterparty and / or Counterparty's participant and / or ultimate beneficial owner of the Counterparty is included in the list of sanctions imposed by the European Union (Consolidated list of persons, groups and entities subject to EU financial sanctions);

- Контрагент та/або учасник Контрагента та/або кінцевий бенефіціарний власник Контрагента внесений до списку санкцій Her Majesty's Treasury Великої Британії (списку осіб, включених в «Consolidated list of financial sanctions targets in the UK» та в «List of persons subject to restrictive measures in view of Russia's actions destabilizing the situation in Ukraine», що ведеться the UK Office of Financial Sanctions Implementation (OFSI) of the Her Majesty's Treasury);	- The Counterparty and / or Counterparty's participant and / or ultimate beneficial owner of the Counterparty is included in Her Majesty's Treasury Sanctions List imposed by the UK (list of persons included in the «Consolidated list of financial sanctions targets in the UK» and in the «List of persons subject to restrictive measures in view of Russia's actions destabilizing the situation in Ukraine» that are constituted by the UK Office of Financial Sanctions Implementation (OFSI) of Her Majesty's Treasury);

- Контрагент та/або учасник Контрагента та/або кінцевий бенефіціарний власник Контрагента внесений до списку санкцій Ради Безпеки ООН (зведеного списку санкцій Ради Безпеки Організації Об’єднаних Націй (Consolidated United Nations Security Council Sanctions List), в який включені фізичні та юридичні особи, щодо яких застосовані санкційні заходи Ради Безпеки ООН).

- Контрагент та/або учасник Контрагента та/або кінцевий бенефіціарний власник Контрагента внесений до списку санкцій Ради національної безпеки і оборони України (переліку осіб, до яких Радою національної безпеки і оборони України застосовані персональні спеціальні економічні та інші обмежувальні заходи (санкції), відповідно до статті 5 Закону України «Про санкції» рішеннями, які введені в дію Указами Президента України).

- The Counterparty and / or the Counterparty's participant and / or the ultimate beneficial owner of the Counterparty is included in the United Nations Security Council Sanctions List (the Consolidated United Nations Security Council Sanctions List) that includes individuals and legal entities, subject to UN Security Council sanctions).

- The Counterparty and / or the Counterparty's participant and / or the ultimate beneficial owner of the Counterparty is included in the list of sanctions imposed by the decisions of the National Security and Defense Council of Ukraine (list of persons subject to personal special economic and other restrictive measures of National Security and Defense Council of Ukraine under Article 5 of the Law of Ukraine «On Sanctions» as put into effect by the Decrees of the President).

- Щодо товарів та/або послуг за Договором та/або щодо виконання інших умов Договору Радою національної безпеки і оборони України застосовані персональні спеціальні економічні та інші обмежувальні заходи (санкції), відповідно до статті 5 Закону України «Про санкції» рішеннями, які введені в дію Указами Президента України), у випадку, якщо виконання Договору суперечитиме дотриманню санкцій Ради національної безпеки і оборони України.

- The National Security and Defense Council of Ukraine applies personal special economic and other restrictive measures (sanctions) to goods and / or services under the Contract and / or to the performance of other provisions of the Contract, in accordance with Article 5 of the Law of Ukraine «On Sanctions» that are put into effect by the Decrees of the President of Ukraine), if the implementation of the Contract violates the compliance with the sanctions imposed by the National Security and Defense Council of Ukraine.

Товариство має право в односторонньому порядку відмовитися від виконання своїх зобов’язань за Договором та/або розірвати Договір у випадку, якщо стане відомо, що:	The Company has the right to unilaterally waive its obligations under the Contract and / or terminate the Contract in case it becomes known that:

- Виробник товару та/або кінцевий бенефіціарний власник Виробника внесений до списку санкцій Ради національної безпеки і оборони України (переліку осіб, до яких Радою національної безпеки і оборони України застосовані персональні спеціальні економічні та інші обмежувальні заходи (санкції), відповідно до статті 5 Закону України «Про санкції» рішеннями, які введені в дію Указами Президента України);	- The Producer and/or the ultimate beneficial owner of the Producer is included in the list of sanctions imposed by the decisions of the National Security and Defense Council of Ukraine (list of persons subject to personal special economic and other restrictive measures of National Security and Defense Council of Ukraine under Article 5 of the Law of Ukraine «On Sanctions» as put into effect by the Decrees of the President);

- Виробник товару внесений до списку санкцій Європейського Союзу (Consolidated list of persons, groups and entities subject to EU financial sanctions);	- The Producer is included in the list of sanctions imposed by the European Union (Consolidated list of persons, groups and entities subject to EU financial sanctions);

- Виробник товару внесений до списку санкцій Her Majesty's Treasury Великої Британії (списку осіб, включених в «Consolidated list of financial sanctions targets in the UK» та в «List of persons subject to restrictive measures in view of Russia's actions destabilizing the situation in Ukraine», що ведеться the UK Office of Financial Sanctions Implementation (OFSI) of the Her Majesty's Treasury);	- The Producer is included in Her Majesty's Treasury Sanctions List imposed by the UK (list of persons included in the «Consolidated list of financial sanctions targets in the UK» and in the «List of persons subject to restrictive measures in view of Russia's actions destabilizing the situation in Ukraine» that are constituted by the UK Office of Financial Sanctions Implementation (OFSI) of Her Majesty's Treasury);

- Виробник товару внесений до списку санкцій Ради Безпеки ООН (зведеного списку санкцій Ради Безпеки Організації Об’єднаних Націй (Consolidated United Nations Security Council Sanctions List), в який включені фізичні та юридичні особи, щодо яких застосовані санкційні заходи Ради Безпеки ООН).	- The Producer is included in the United Nations Security Council Sanctions List (the Consolidated United Nations Security Council Sanctions List) that includes individuals and legal entities, subject to UN Security Council sanctions).

- Контрагент не повідомив Товариство про зміну керівника Контрагента, засновника, кінцевого бенефіціарного власника (контролера), учасника, акціонера, якому належить частка участі в статутному капіталі Контрагента понад 10% протягом 5 (п’яти) робочих днів від дати таких змін.	- The Counterparty has not notified the Company about the change of the head of the Counterparty, founder, ultimate beneficial owner (controller), participant, shareholder with a share in the authorized capital of the Counterparty exceeding 10 percent within 5 (five) business days since the day of such changes.

Відмова від виконання зобов’язань за Договором та/або розірвання Договору Товариством відбувається шляхом направлення Контрагенту письмового повідомлення. Договір вважається розірваним на 5 (п’ятий) робочий день з дати відправлення Контрагенту такого повідомлення Товариством. Датою відправлення повідомлення вважається дата, зазначена в документі (в тому числі, але не виключно фіскальний чек, квитанція, накладна, опис вкладення в цінний лист, декларація) підприємства зв’язку, через яке надсилається таке повідомлення.	The Company refuses to fulfill the obligations under the Contract and / or terminates the Contract by sending a notice to the Counterparty in writing. The Contract is deemed as terminated on the 5th (fifth) business day from the date of dispatch of such notice to the Counterparty by the Company. Date of sending the notice of termination of the Contract unilaterally, which is the date of departure specified in the document of the telecommunications company, through which such notice is sent (including, but not limited to, fiscal check, receipt, invoice, description of attachment to the envelope, declaration).
* Товариство – АТ «Укргазвидобування». * Контрагент – особа з якою АТ «Укргазвидобування» укладено Договір.	* Company - JSC «Ukrgasvydobuvannya». * Counterparty - a person with whom JSC «Ukrgasvydobuvannya» has entered into a Contract.

Підписи Сторін / Signatures of the Parties

Від ПОСТАЧАЛЬНИКА/	Від ПОКУПЦЯ/
On behalf of the SUPPLIER:	On behalf of the BUYER:

/s/ Denis Gurvitch / Denis Gurvitch /	/s/ Roman Vlasenko / Roman Vlasenko /
М.П. / L.S.	М.П. / L.S.

Додаток №8

Appendix №8

До Договору / to the Contract № UGV __305/30-26_______________від / dated ___________15.06.2026

FORM (ФОРМА) Factory Acceptance Test Report/ Акт заводської прийомки про проведення випробувань та /або інспекції готовності Товару до відвантаження

№_____/ __.__.202_

Buyer/Покупець	Contract №/№ договору	Supplier/Постачальник
JOINT STOCK COMPANY "UKRGASVYDOBUVANNYA"/АТ «Укргазвидобування»	_____/__.__.202_
Job no/Unit no.

Item/Поз.	The subject of acceptance/Предмет прийомки

Date and location: _______.________.202_______, ___________________________ Дата та місцерозташування: _______.______.202_____, ________________________
Inspection result / Результат інспекції:
Accepted / прийнято
Accepted with comments, see Inspection Punch List attached / Прийнято з коментарями, див. лист зауважень у додатку

Buyer's authorized representatives / представник Покупця:
Name and job title / ПІБ та посада:
Signature, Підпис
Name and job title / ПІБ та посада:
Signature, Підпис
Name and job title / ПІБ та посада:
Signature, Підпис

Supplier's authorized representative / Представник Постачальника:
Name and job title / ПІБ та посада:
Signature, Підпис

Підписи Сторін / Signatures of the Parties

Від ПОСТАЧАЛЬНИКА/	Від ПОКУПЦЯ/
On behalf of the SUPPLIER:	On behalf of the BUYER:

/s/ Denis Gurvitch / Denis Gurvitch /	/s/ Roman Vlasenko / Roman Vlasenko /
М.П. / L.S.	М.П. / L.S.